                                                                   Exhibit 10.33

                           INTERCONNECTION AGREEMENT
                     BETWEEN DELTACOM, INC. AND BELLSOUTH
                           TELECOMMUNICATIONS, INC.
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                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGE
                                                                      ----
I.     RECITALS AND PRINCIPLES................................................ 1
       -----------------------

II.    SCOPE OF THE AGREEMENT................................................. 2
       ----------------------

III.   DEFINITIONS............................................................ 2
       -----------

IV.    ACCESS TO UNBUNDLED NETWORK ELEMENTS................................... 2
       ------------------------------------
       A.  General Requirements............................................... 3
           --------------------
       B.  Interconnection with Network Elements.............................. 3
           -------------------------------------
       C.  Order Processing................................................... 6
           ----------------
       D.  Conversion of Exchange Service to Network Elements................. 8
           --------------------------------------------------
       E.  Service Quality.................................................... 9
           ---------------
       F.  Network Information Exchange...................................... 10
           ----------------------------
       G.  Maintenance and Trouble Resolution................................ 10
           ----------------------------------
       H.  Billing for Network Elements...................................... 12
           ----------------------------
       I.  Addition of Network Elements...................................... 13
           ----------------------------

V.     LOCAL TRAFFIC INTERCONNECTION ARRANGEMENTS............................ 13
       ------------------------------------------
       A.  Types of Local Traffic to Be Exchanged............................ 13
           --------------------------------------
       B.  Designated Points of Interconnection.............................. 14
           ------------------------------------
       C.  Facilities for Local Interconnection.............................. 16
           ------------------------------------
       D.  Trunking and Signaling............................................ 17
           ----------------------
       E.  Network Management................................................ 21
           ------------------
       F.  Local Number Assignment........................................... 23
           -----------------------
       G.  Cross-Connection to Other Collocators............................. 23
           -------------------------------------

VI.    LOCAL TRAFFIC EXCHANGE................................................ 24
       ----------------------
       A.  Exchange of Traffic............................................... 24
           -------------------
       B.  Compensation...................................................... 24
           ------------
       C.  Transitted Traffic................................................ 24
           ------------------

VII.   MEET-POINT BILLING ARRANGEMENTS....................................... 25
       -------------------------------
       A.  Applicability of OBF Guidelines................................... 25
           -------------------------------
       B.  Meet-Point Interconnection........................................ 26
           --------------------------
       C.  Tariffs........................................................... 27
           -------
       D.  Billing and Data Exchange......................................... 27
           -------------------------
       E.  Toll Free IXC Traffic............................................. 29
           ---------------------
       F.  MPB Billing Percentages........................................... 29
           -----------------------
       G.  Special Arrangements.............................................. 29
           --------------------

VIII.  TOLL TRAFFIC INTERCONNECTION.......................................... 30
       ----------------------------
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                           TABLE OF CONTENTS (cont'd)
                           --------------------------

IX.    NUMBER RESOURCE ARRANGEMENTS.......................................... 31
       ----------------------------

X.     ACCESS TO POLES, DUCTS, CONDUITS, AND RIGHTS OF WAY................... 33
       --------------------------------------------------

XI.    ANCILLARY SERVICES AND PLATFORM ARRANGEMENTS.......................... 34
       ---------------------------------------------
       A.  8OO Traffic....................................................... 34
           -----------
       B.  911/E-911......................................................... 35
           ---------
       C.  Provision of Operator Services.................................... 37
           ------------------------------
       D.  Transfer of Service Announcements................................. 37
           ---------------------------------
       E.  Coordinated Repair Calls.......................................... 38
           ------------------------
       F.  Busy Line Verification and Interrupt.............................. 38
           ------------------------------------
           F.1    Description................................................ 38
                  -----------
           F.2    Compensation............................................... 39
                  ------------
       G.  Directory Assistance (DA)......................................... 39
           -------------------------
           G.1    Description................................................ 39
                  -----------
           G.2    Compensation............................................... 39
                  ------------
       H.  Directory Listings and Directory Distribution..................... 39
           ---------------------------------------------
       I.  Access to Signaling and Signaling Databases....................... 40
           -------------------------------------------

XII.   TELEPHONE NUMBER PORTABILITY ARRANGEMENTS............................. 41
       ----------------------------------------

XIII.  DISCONNECTION OF CUSTOMERS............................................ 45
       --------------------------

XIV.   RESALE OF BELLSOUTH LOCAL EXCHANGE SERVICES........................... 45
       -------------------------------------------

XV.    RESPONSIBILITIES OF THE PARTIES....................................... 46
       -------------------------------

XVI.   NETWORK DESIGN AND MANAGEMENT......................................... 47
       -----------------------------

XVII.  TERM.................................................................. 48
       ----

XVIII. IMPLEMENTATION OF AGREEMENT........................................... 50
       ---------------------------

XIX.   UNIVERSAL SERVICE..................................................... 50
       -----------------

XX.    FORCE MAJEURE......................................................... 50
       -------------

XXI.   LIABILITY AND INDEMNIFICATION......................................... 50
       -----------------------------

XXII.  MOST FAVORABLE PROVISIONS............................................. 53
       -------------------------

XXIII. DEFAULT............................................................... 56
       -------

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                          TABLE OF CONTENTS (cont'd)
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
XXIV.  NONDISCLOSURE......................................................... 57
       -------------

XXV.   ARBITRATION........................................................... 58
       -----------

XXVI.  WAIVERS............................................................... 59
       -------

XXVII. GOVERNING LAW......................................................... 59
       -------------

XXVIII.ARM'S LENGTH NEGOTIATIONS............................................. 59
       -------------------------

XXIX.  NOTICES............................................................... 60
       -------

XXX.   ENTIRE AGREEMENT...................................................... 60
       ----------------

ATTACHMENT A (RESERVED FOR FUTURE USE)....................................... 61

ATTACHMENT B (Definitions).................................................... 1

ATTACHMENT C-1 (Collocation Rates)........................................... 15

ATTACHMENT C-2 (Unbundled Exchange Access Loops)............................. 20

ATTACHMENT C-3 (Loop Channelization)......................................... 23

ATTACHMENT C-4(Unbundled Exchange Ports)..................................... 24

ATTACHMENT C-5 (Signalling Rates)............................................ 27

ATTACHMENT C-6 (LIDB Storage)................................................ 28

ATTACHMENT C-7 (LIDB Validation).............................................. 7

ATTACHMENT C-8 (Directory Listings)........................................... 8

ATTACHMENT C-9 (911 Access)................................................... 9

ATTACHMENT C-10 (Operator Call Processing Access Service).................... 10

ATTACHMENT C-11 (Directory Assistance Access Service)........................ 11

ATTACHMENT C-12 (CMDS Hosting)............................................... 14

ATTACHMENT C-13 (Non-Sent Paid Report System).................................3
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                          TABLE OF CONTENTS (cont'd)
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
ATTACHMENT D (SPNP-RCF Interim Rates)......................................... 4

ATTACHMENT E (SPNP-DID Interim Rates)......................................... 6

ATTACHMENT F (Blanket Agency Agreement)....................................... 8

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

                           INTERCONNECTION AGREEMENT
               BETWEEN DELTACOM AND BELLSOUTH TELECOMMUNICATIONS

       Pursuant to this Interconnection Agreement (Agreement), DeltaCom, Inc. (collectively "DeltaCom"), and BellSouth Telecommunications, Inc. (collectively, "BellSouth") (collectively, "the Parties") agree to extend certain interconnection arrangements to one another within each LATA in which they both operate. This Agreement is an integrated package that reflects a balancing of interests critical to the Parties and is not inconsistent with Sections 251, 252 and 271 of the Telecommunications Act of 1996. The Agreement represents a negotiated compromise and is entered without prejudice to any positions which either party has taken, or may take in the future, before any legislative, regulatory, judicial or other governmental body.

I.   RECITALS AND PRINCIPLES
     -----------------------

     WHEREAS, BellSouth is an incumbent local exchange telecommunications company (ILEC) authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee; and

     WHEREAS, DeltaCom is a competitive local exchange telecommunications company (CLEC) which is authorized or plans to become authorized to provide local telecommunications services in Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee; and

     WHEREAS, the interconnection and interoperability of the Parties' respective local networks is required to facilitate the introduction of local exchange service competition and fulfill the objectives of the Telecommunications Act of 1996 (Telecommunications Act); and

     WHEREAS, universal connectivity and interoperability between competing telecommunications carriers is necessary for the termination of traffic on each carrier's network; and

     WHEREAS, the Parties intend that BellSouth should unbundle certain basic network elements and make them available for purchase by DeltaCom; and

     WHEREAS, the Parties agree that this Agreement shall be filed with the appropriate state commissions in compliance with Section 252 of the Telecommunications Act;

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DeltaCom and BellSouth hereby covenant and agree as follows:


II.   SCOPE OF THE AGREEMENT
      ----------------------

      This Agreement will govern the interconnection arrangements between the Parties to facilitate the interconnection of their facilities and the connection of local and interexchange traffic initially in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee. This agreement will further govern the unbundling of BellSouth network elements in the same states.


III. DEFINITIONS
     -----------

     The definitions contained in Attachment B are intended to define and govern how the technical terms included therein are used in this Agreement. However, except as provided herein, the inclusion or exclusion of any particular definition is not intended by either party to limit, or to define technical interface, reliability, performance or throughput parameters for the network elements that both Parties expect to interconnect and interoperate.

     The minimum performance, reliability, throughput and operational characteristic of elements identified herein, as well as physical and logical interface standards utilized, unless otherwise specifically provided herein, are according to generally accepted industry standards as defined by the ITU (ISO/CCITT), ANSI, or the Network Management Forum, whichever is more specific. Where standards are not yet fully defined, the Parties agree to take reasonable steps to insure that interface designs are modularized and retrofittable to any pending standard at the least cost to the interconnecting Parties.


IV.  ACCESS TO UNBUNDLED NETWORK ELEMENTS
     ------------------------------------

     BellSouth shall unbundle Network Elements used in the provision of a telecommunications service and offer them for resale to DeltaCom as provided hereafter. DeltaCom shall be entitled to request, and BellSouth shall provide, access to any such unbundled Network Element(s). BellSouth shall unbundle and separately price and offer those elements such that DeltaCom will be able to lease and interconnect to whichever of these unbundled Network Elements DeltaCom requires, and combine the BellSouth-provided Network Elements with any facilities and services that DeltaCom may itself provide or obtain from other telecommunications carriers, in order to offer telecommunications services to other telecommunications carriers and end users. Such Network Elements shall be offered as provided hereafter.

     A.  General Requirements
         --------------------

         A.1 The Parties hereto mutually understand and agree that the array of Network Elements is steadily evolving and expanding. The initial set of Network Elements and attendant services to be made available by BellSouth hereunder is included as Attachment C hereto. Network Elements will be provided subject to the rules, terms and conditions expressed in this Article and in Attachment
              C. It is understood, however, that either Party may add Network elements to the listing contained in Attachment C as the BellSouth network changes or additional Network Elements are identified. It is especially acknowledged, without limitation, that the list of Network Elements may be expanded by either Party to include Network Elements identified in relevant FCC or state commission regulations or orders, or made available by BellSouth to other telecommunications carriers pursuant to other interconnection agreements. The addition or inclusion of additional Network Elements shall be made in accordance with subsection IV.I hereof.

         A.2 Without limitation, BellSouth agrees to provide DeltaCom access to all Network Elements identified in Attachment C hereto. Wherever technically feasible, interconnection shall be offered at both the line and trunk side of each discrete Network Element. It is agreed that interconnection will be made available by BellSouth to DeltaCom at any technically feasible point. BellSouth must implement physical and logical interconnection points consistent with generally accepted industry standards.

         A.3 The initial pricing of the initial unbundled Network Elements shall be as set forth in Attachment C, except that initial pricing of unbundled loops, switch ports and other network elements will be established through state commission arbitration as provided in
              Article XXV hereof and Attachment C hereto. The initial pricing may be revised by mutual agreement or at DeltaCom's election pursuant to Article XXII hereof.

         A.4 It is agreed that DeltaCom may combine network elements purchased hereunder as required to provide any local, toll or access service. If DeltaCom recombines network elements to mirror existing retail service, as defined by the applicable state commission, the resale rate shall apply.

B.  Interconnection with Network Elements
    -------------------------------------

    B.1 Interconnection shall be achieved via collocation arrangements DeltaCom shall maintain at a BellSouth wire center or other BellSouth network point.

    B.2 At DeltaCom's discretion, each unbundled loop or port element shall be delivered to the DeltaCom collocation arrangement over an individual 2-wire hand-off, in multiples of 24 over a digital DS-1 hand-off in any combination or order DeltaCom may specify, in multiples of 672 over a digital DS-3 hand-off in any combination or order DeltaCom may specify, or through other technically feasible and economically comparable hand-off arrangements requested by DeltaCom (e.g., SONET STS-1 hand-off). Economically comparable as used in this section refers to an economically comparable effect upon DeltaCom and is not meant to ensure an equivalent revenue stream or contribution level to BellSouth.

    B.3 BellSouth will permit DeltaCom to collocate DLC systems in conjunction with collocation arrangements DeltaCom maintains at a BellSouth wire center, for the purpose of interconnecting to unbundled loop elements. DeltaCom will have the option of purchasing BellSouth unbundled transport (at any transmission level) between placed equipment and the DeltaCom network.

    B.4 DeltaCom shall access BellSouth's unbundled loops via collocation at the BellSouth wire center where those elements exist. Each loop or port shall be delivered to DeltaCom's collocation by means of a cross connection.

    B.5 BellSouth shall provide DeltaCom access to its unbundled loops at each of BellSouth's Wire Centers. In addition, if DeltaCom requests one or more loops serviced by Integrated Digital Loop Carrier or Remote Switching technology deployed as a loop concentrator, BellSouth shall, where available, move the requested loop(s) to a spare, existing physical loop at no charge to DeltaCom. If, however, no spare physical loop is available, BellSouth shall within seventy-two (72) hours of DeltaCom's request notify DeltaCom of the lack of available facilities. DeltaCom may then, at its discretion, make a network element request for BellSouth to provide the unbundled loop through the demultiplexing of the integrated digitized loop(s). Special constructions may apply in this situation. DeltaCom may also make a network element request for access to unbundled loops at the loop concentration site point. Attachment D hereto shall not apply to unbundled loops provided pursuant to this subsection.


    B.6 Where BellSouth utilizes digital loop carrier (DLC) technology to provision the loop element of an unbundled exchange service to an end user customer who subsequently determines to assign the loop element to DeltaCom and receive Exchange Service from DeltaCom via such loop, BellSouth shall deliver such loop to DeltaCom on an unintegrated basis, pursuant to DeltaCom's chosen hand-off architecture, without a degradation of end user service or feature availability as supported by DeltaCom's chosen hand-off architecture.

    B.7 Except as otherwise specified herein, all dedicated transport-based features, functions, service attributes, grades-of-service, install, maintenance, and repair intervals which apply to BellSouth's bundled local exchange service shall apply to unbundled loops.

    B.8 Except as otherwise specified herein, all switch-based features, functions, service attributes, grades-of-service, and install, maintenance, and repair intervals which apply to BellSouth's bundled local exchange service shall apply to unbundled ports.

    B.9 BellSouth will permit any customer to convert its bundled local service to an unbundled element or service and assign such unbundled element or service to DeltaCom with no penalties, rollover, termination or conversion charges to DeltaCom or the customer, except as speciffically provided in Attachment C-2 hereto or pursuant to the terms of a specific customer service agreement, if BellSouth waives like charges and penalties for any other telecommunications carrier (unless superceded by government action).

    B.10 BellSouth will permit DeltaCom to collocate remote switching modules and associated equipment in conjunction with collocation arrangements DeltaCom maintains at a BellSouth wire center, for the purpose of interconnecting to unbundled loop or link elements.

    B.11 When available to any other telecommunications carrier or other customer, BellSouth shall provide DeltaCom with an appropriate on-line electronic file transfer arrangement by which DeltaCom may place, verify, and receive confirmation on orders for unbundled elements, and issue and track trouble-ticket and repair requests associated with unbundled elements. In the interim, batch file arrangements specified in BellSouth's current Facilities Based Carrier Operating Guide (FBOG) shall apply. EXACT electronic interface is the preferred method by which to order unbundled elements. BellSouth shall provide DeltaCom with the ability to order any defined network element using OBF or other mutually agreed upon ordering/provisioning codes.

    B.12 It is expressly agreed that interconnection will be afforded equally regardless of the transmission medium selected by the interconnector, i.e., digital or analog loops, conditioned circuits, ISDN, SONET, etc., so that networks and applications can evolve unencumbered by the available degree of interconnectivity when such elements are available.

    B.13 Wherever technically possible, it is expressly agreed and understood that BellSouth will provide interconnection on both the line side and trunk side of each unbundled Network Element. Where interconnection is ordered to the line side of a Network Element, interconnection shall be on a hard-wired (not software driven) basis.

    B.14 The Parties shall attempt in good faith to mutually devise and implement a means to extend the unbundled loop sufficient to enable DeltaCom to use a collocation arrangement at one BellSouth location per LATA (e.g., tandem switch) to obtain access to the unbundled loop(s) at another such BellSouth location over BellSouth facilities.

    B.15.BellSouth shall develop a process to identify the carrier for each unbundled loop and establish automated intercompany referral and/or call hand-off processes for an additional charge. In addition, BellSouth will not in any way hinder DeltaCom from deploying modern DLC equipment (TR303) throughout DeltaCom's portion of the unbundled loop/transport network.

C.  Order Processing
    ----------------

    C.1 DeltaCom shall place orders for unbundled loops (and other network elements) through completion and submission of a service request specified in the FBOG.

    C.2  Order processing for unbundled loops will be fully mechanized.

    C.3 Particular combinations of elements, hereafter referred to as combinations, identified and described by DeltaCom can be ordered and provisioned as combinations, and not require the enumeration of each element within that combination in each provisioning order, consistent with OBF or other mutually agreed upon procedures.

    C.4 Appropriate ordering/provisioning codes will be established for each identified combination, consistent with OBF or other mutually agreed upon procedures.

    C.5 When combinations are ordered where the elements are currently interconnected and functional, those elements will remain interconnected and functional (except for the integrated SLC).

    C.6 When available, BellSouth will provide DeltaCom with the ability to have the BellSouth end office AIN triggers initiated via a service order from DeltaCom.

    C.7 DeltaCom and BellSouth will negotiate in good faith to create a mutually acceptable standard service order/disconnect order format, consistent with OBF or other mutually agreed upon procedures.

    C.8 BellSouth shall exercise best efforts to provide DeltaCom with the "real time" ability to schedule installation appointments with the customer on-line and access to BellSouth's schedule availability beginning in the second calendar quarter of 1997. In the interim, BellSouth will make best effort to install unbundled loops and other network elements by the Customer Desired Due Date (CDDD) where facilities permit. Service requests wiith shorter intervals than normal interals or those that require out-of-hours provisioning may be subject to additional charges.

    C.9 When available to any other telecommunications carrier or other customer, BellSouth shall provide "real time" response for firm order confirmation, due date availability/scheduling, dispatch required or not, identify line option availability by Local Service Office (LSO) (such as digital copper, copper analog, ISDN), completion with all service order and time and cost related fees, rejections/errors on service order data element(s), jeopardies against the due date, missed appointments, additional order charges (construction charges), order status, validate street address detail, and electronic notification of the local line options that were provisioned. This applies to all types of service orders and all network elements.

    C.10 BellSouth will provide to DeltaCom escalation procedures for ordering and provisioning. If an expedite is requested by DeltaCom on the customer's behalf, normal expedite charges shall apply.



D.  Conversion of Exchange Service to Network Elements
    --------------------------------------------------

    D.1 Installation intervals for service established via Unbundled loops will be handled in the same timeframe as BellSouth provides services to its own customers, as measured from date of customer order to date of customer delivery. BellSouth will make best effort to install unbundled loops and other network elements by the Customer Desired Due Date
         (CDDD) where facilities permit. Service requests with a shorter than standard interval or those that require out-of-hours provisioning may be subject to additional charges.


    D.2 On each unbundled network element order in a wire center, DeltaCom and BellSouth will agree on a cutover time at least 48 hours before that cutover time. The cutover time will be defined as a 180 minutes window within which both the DeltaCom and BellSouth personnel will make telephone contact to complete the cutover.

    D.3 Within the appointed 180 minutes cutover time, the DeltaCom contact will call the BellSouth contact designated to perform cross-connection work and when the BellSouth contact is reached in that interval, such work will be promptly performed.

    D.4 If the DeltaCom contact fails to call or is not ready within the appointed interval and if DeltaCom has not called to reschedule the work at least eight (8) hours prior to the start of the interval, BellSouth and DeltaCom will reschedule the work order.

    D.5 If the BellSouth contact is not available or not ready at any time during the 60 minute interval, DeltaCom and BellSouth will reschedule

    D.6 The standard time expected from disconnection of a live Exchange Service to the connection of the unbundled element to the DeltaCom collocation arrangement is 15 minutes

    D.7 If unusual or unexpected circumstances prolong or extend the time required to accomplish the coordinated cut-over, the Party responsible for such circumstances is responsible for the reasonable labor charges of the other Party. Delays caused by the customer are the responsibility of DeltaCom.

    D.8 If DeltaCom has ordered Service Provider Number Portability (SPNP) as part of an unbundled loop installation, BellSouth will coordinate implementation of SPNP with the loop installation.

    D.9 If BellSouth provides in practice shorter scheduling lead times and/or cutover windows than those specified in this section for the same services for other carrier, it will do the same for DeltaCom.

E.  Service Quality
    ---------------

    E.1 At a minimum, the service quality of leased network elements should match that of BellSouth's own elements and conform to all Bellcore and ANSI requirements applicable to the type of service being provided. In addition, BellSouth will provide maintenance services on network elements purchased by DeltaCom which are timely, consistent and at parity with that provided when such elements are used for its own purposes.

    E.2 Maintenance support shall be available 7 days a week, 24 hours a day. Provisioning support shall be available at the same times at which BellSouth installs its own bundled local exchange services.

    E.3 Installation and service intervals shall be the same as when BellSouth provisions such network elements for use by itself, its affiliates or its own retail customers.

    E.4 In facility and power outage situations, BellSouth agrees to provide network elements leased by DeltaCom the same priority for maintenance and restoral as similar elements used by BellSouth for itself or its affiliates.

    E.5 The Parties agree that all interconnection arrangements and services will at a minimum be subject to technical standards which are equal to those that BellSouth affords to itself, any other LEC or other telecommunications carrier. This must, at a minimum, include parity in:

         .  Port features
         .  Treatment during overflow/congestion conditions
         .  Equipment/interface protection
         .  Power redundancy
         . Sufficient spare facilities to ensure provisioning, repair, performance and availability
         .  Mediation functions
         .  Standard interfaces



F.  Network Information Exchange
    ----------------------------

    F.1 BellSouth shall provide DeltaCom with information sufficient to determine an end user's existing service and feature configurations.

    F.2 BellSouth shall provide information to DeltaCom on a continuing basis required to keep DeltaCom apprised of engineering changes associated with BellSouth's network elements and its deployment of new technologies.

    F.3 BellSouth shall provide DeltaCom with a detailed description of the criteria and procedures used for handling facility and power outages.

    F.4 Where permitted by law, BellSouth will provide DeltaCom with electronic (magnetic tape and/or diskette) and hard copies of its Master Street Address Guide (MSAG), and any regular updates thereof.

    F.5 BellSouth will provide DeltaCom with access to a listing and description of all services and features available down to street address detail, including: Type of Class 5 switch by CLLI, line features availability by LSO, and service availability by LSO, as well as the data elements required by BellSouth to provision all such services and features.

G.  Maintenance and Trouble Resolution
    ----------------------------------

    G.1 Where available to other telecommunication service providers, Automated interfaces shall be provided into a centralized operations support systems database for real time network monitoring to proactively identify potential service degradation. Such systems must monitor and report on the integrity of the BellSouth network, isolate troubles and initiate repair operations, test individual unbundled loops and generate maintenance and repair notices that impact any end user's ability to complete calls. Ongoing maintenance practices on unbundled loops shall equal the practices employed by BellSouth for facilities used to provide retail services. BellSouth will use its best efforts to ensure that the mean time to repair unbundled loops shall be equivalent to the mean time to repair reported by BellSouth for its retail customers.

    G.2 Service centers shall be established by both Parties to handle service issues, escalations, resolution of billing issues and other administrative problems.

    G.3 The Parties agree to establish a real time automated industry standard electronic interface (EBI) to perform the following functions:

         .  Trouble Entry
         .  Obtain Trouble Report Status
         . Obtain Estimated Time To Repair (ETTR) and ILEC Ticket Number . Trouble Escalation

    G.4 The Parties agree to adopt a process for the efficient management of misdirected service calls.

    G.5 BellSouth will provide DeltaCom with numbers for the appropriate repair center until such time as a center is established to act as DeltaCom's single point of contact for all maintenance functions which will operate on a 24 hour a day, 7 days a week basis.

    G.6 BellSouth will be responsible for all reported trouble and will perform required test and/or maintenance until such trouble report is turned back to DeltaCom.

    G.7 BellSouth's established maintenance escalation policy shall apply in resolving maintenance trouble.

    G.8 BellSouth shall perform Mechanized Loop Tests (Quick Test) at the request of DeltaCom while DeltaCom is on line.

    G.9 BellSouth shall provide progress status reports sufficient to enable DeltaCom to provide end user customers with detailed information and an estimated time to repair (ETTR).

    G.10 BellSouth will close all trouble reports with DeltaCom. DeltaCom will close all trouble reports with the end user.

    G.11 BellSouth will not undertake any work at an end user's request for which DeltaCom would be charged without obtaining the prior approval of DeltaCom. This includes authorizations by DeltaCom if a dispatch is required to the customer premises as well as verification of actual work completed. DeltaCom will coordinate dispatches to the customer premises. This includes dispatches for customer not-at-home.

    G.12 All Auto/Subscriber Line Tests (ALIT/SLIT) tests performed on DeltaCom customers that result in a failure will be reported to DeltaCom.

    G.13 BellSouth will ensure that all applicable alarm systems that support DeltaCom customers are operational and the supporting databases are accurate so that equipment that is in alarm will be properly identified. BellSouth will respond to DeltaCom customer alarms consistent with how and when they respond to alarms for their own customers.

    G.14 Nondiscriminatory emergency restoration and disaster recovery plans will be developed consistent with TSR essential line procedures. The plans should outline methods for the restoration of each central office in the local network provider territory as well as contain site specific restoration alternatives which can be implemented based on the magnitude of the disaster. Each plan should incorporate at a minimum the following elements:

      a. A BellSouth single point of contact which shall be:
         -  Responsible for notification of the DeltaCom work center
         -  Responsible for the initiation of BellSouth's restoration plan
         - Responsible for status and problem resolution during the entire restoration process

      b. A restoration equipment dispatch plan which will establish a:
         - Documented procedure on how equipment will be dispatched to the restoration site
         - Estimated maximum time for the restoration equipment to arrive on site

      c. Prior notification of any scheduled maintenance activity performed by the local supplier that may be service affecting to DeltaCom local customers (i.e., cable throws, power tests, etc.).

H.  Billing for Network Elements
    ----------------------------

    H.1 BellSouth will bill all unbundled elements and associated services purchased by DeltaCom (either directly or by previous assignment by a customer) on no more than two (2) consolidated statements per Point of Interconnection (POI) with sufficient billing detail to enable DeltaCom to reasonably audit such charges.

    H.2  Invoices must be presented monthly in a Carrier Access Billing Systems
         (CABS) and/or Customer Record Information System (CRIS) format in order to facilitate standard industry auditing practices. DeltaCom and BellSouth will agree on the flow and format of CARE records for correct provisioning and billing to IXCs.

I.  Addition of Network Elements
    ----------------------------

    DeltaCom may request that BellSouth allow purchase and interconnection of additional Network Elements at any time by making a demand in writing including a proposed revised Attachment C. BellSouth will respond in writing within thirty (30) days of receipt of such a request, and either accept or reject the service request. BellSouth may not refuse to make the requested Network Element available if its availability is required by FCC or state commission requirements, the Network Element is provided to any other telecommunications carrier, or interconnection is technically feasible and failure to obtain access to such Network Element might impair the ability of DeltaCom to provide telecommunications services. Pricing of such additional elements shall be provided within forty-five (45) days of receipt of the request for service, and shall be in accordance with the requirements of 47 U.S.C. (S)252(d)(1). Actual interconnection and provision of service shall be provided within ninety (90) days of receipt of the service request.

V.   LOCAL TRAFFIC INTERCONNECTION ARRANGEMENTS
     ------------------------------------------

     A.  Types of Local Traffic to Be Exchanged
         --------------------------------------

         The Parties agree to provide the necessary facilities and equipment to allow for the exchange of the following types of traffic between BellSouth and DeltaCom:

         A.1 Local Exchange: Local traffic to be terminated on each party's local network so that customers of either party have the ability to reach customers of the other party without the use of access codes.

         A.2 Exchange Access: The offering of access to telephone exchange services or facilities-based origination and termination of intraLATA or interLATA toll services.

         A.3 IXC Transit: BellSouth shall provide intermediary network access service between DeltaCom and any IXC for the purpose of completing interLATA or intraLATA toll traffic.

         A.4 Other Transit Functions: BellSouth shall provide intermediary tandem switching and transport services for DeltaCom's connection of its end user to a local end user of other CLECs, other ILECs, and wireless telecommunications providers.

         A.5 Intelligent Network and Network Surveillance: BellSouth shall provide open logical interconnection points to AIN/IN interface in their network based on the agreements reached at the IILC Issue
              026. BellSouth must also provide access to monitoring, surveillance and other fraud control functions in its network.

         A.6 Other Services: BellSouth shall provide connection and call routing for 911, directory assistance, and operator assistance services.

     B.  Designated Points of Interconnection
         ------------------------------------

         The Parties shall designate Points of Interconnection (POIs) on each other's networks. DeltaCom shall at a minimum designate a POI at each BellSouth access tandem serving the local calling area of the exchanges being served by DeltaCom. DeltaCom may designate additional POIs within a BellSouth local calling area and BellSouth will not unreasonably refuse to interconnect at each such designated POI.

BellSouth may designate a POI at one or more of DeltaCom's local switching centers within each LATA in which DeltaCom is providing local service. If no DeltaCom local switching center is located within such LATA, the Parties will arrange a POI at a mutually agreed point within such LATA. DeltaCom will not unreasonably refuse to interconnect at a POI designated by BellSouth.

B.1 Interconnection will be available at any technically feasible point that is used in the transmission of voice, data or other types of traffic.

B.2 Reciprocal connectivity shall be established at each and every BellSouth access tandem within the local calling area DeltaCom desires to serve for interconnection to those end offices that subtend the access tandem. At its discretion, DeltaCom may elect to interconnect directly at any BellSouth end offices for interconnection to end users served by that end office. Such interconnecting facilities shall conform, at a minimum, to the telecommunications industry standard of DS-1 pursuant to Bellcore Standard No. TR-NWT-00499. Signal transfer point, Signaling System 7 (SS7) connectivity is required at each interconnection point where available. BellSouth will provide out-of-band signaling using Common Channel Signaling Access Capability where technically and economically feasible, in accordance with the technical specifications set forth in the BellSouth Guidelines to Technical Publication, TR-TSV-000905. The Parties agree that their facilities shall provide the necessary on-hook, off-hook answer and disconnect supervision, and shall hand off calling party number ID where technically feasible.

B.3 In accordance with Section V.C hereafter, collocation arrangements will be established which are suitable for use in DeltaCom/BellSouth local interconnection and DeltaCom access to unbundled BellSouth network components. Allowable collocation equipment includes transmission and concentrating equipment.

B.4 In accordance with Section V.D hereafter, the Parties agree to establish trunk groups such that each Party provides a reciprocal of each trunk group established by the other Party. The Parties agree to install efficient and sufficient facilities to carry traffic (1) to route calls originating on its network and terminating on the other carrier's network to its POI, and
     (2) to route calls originating on the other local exchange carrier's network, but terminating on its network from that carrier's POI, and will work cooperatively to ensure such. Notwithstanding the foregoing, each Party may construct its network, including the interconnecting facilities, to achieve optimum cost effectiveness and network efficiency.

     B.5 Each Party shall be responsible for routing calls to the POI for termination via the other's facilities. Each Party shall bear its own costs related to installation at the POI. DeltaCom may establish POIs on the BellSouth network via a negotiated expanded interconnection arrangement or via leased transport between the DeltaCom network and the BellSouth access tandem. BellSouth may establish POIs on the DeltaCom network via an expanded interconnection arrangement at the DeltaCom local switching center or via leased transport between an DeltaCom expanded interconnect arrangement and an DeltaCom local switching center.

     B.6 Either Party may use the POI for the interconnection of other types of services, such as toll services, subject to the applicable rates for such interconnection.

     B.7 BellSouth may not impose any restrictions on traffic types delivered to or from the POI(s). Notwithstanding the foregoing, the Parties hereto agree that no interexchange access services traffic will be exchanged as local traffic hereunder.

     B.8 Once traffic is delivered to the POI, it is the terminating carrier's responsibility to terminate the traffic to its end users. Calls should be terminated using the same network, ensuring the same quality of service, as the carrier provides its own customers.

     B.9 Except as specifically provided for in Attachment C-1 hereto neither Party will charge the other reconfiguration charges for new installations at existing POIs.

     B.10 BellSouth will absorb any applicable nonrecurring charges incurred by DeltaCom as a result of network redesigns/reconfigurations initiated by BellSouth to its own network.

C.   Facilities for Local Interconnection
     ------------------------------------

     C.1 The parties agree there are four appropriate methods of interconnecting facilities: (1) virtual collocation where physical collocation is not practical for technical reasons, because of space limitations or at the option of the Party requesting interconnection; (2) physical collocation;

             (3) interconnection via purchase of facilities from either party by the other party; and (4) mid fiber meet. Rates and charges for collocation are set forth in Attachment C-1 hereto and applicable provisions of BellSouth's access service tariffs.

     C.2 Each Party hereto at its election shall have the sole right and discretion to specify any one of the following methods for interconnection at the POI:

        a. a mid-fiber meet in a manhole or other appropriate junction point inside, near to, or just outside the wire center designated as the POI, in which case the Party requesting interconnection shall additionally have the sole right and discretion to effect such meet by leasing from a third party, fiber facilities into the POI mid-fiber meet junction point (i.e., virtual collocation);

        b. a collocation facility which it maintains at the other Party's POI wire center (i.e., physical collocation);

        c. a collocation facility maintained at the POI wire center by a third party with whom the Party requesting interconnection has contracted for such purpose; or

        d. a digital transport facility(ies) leased from the other Party hereto under the most favorable contract or tariff terms offered, where such facility(ies) extends to the POI from some second point designated by the Party requesting interconnection.

        The Party requesting interconnection may, upon 60 days' advance written notice to the other Party, change from one of the interconnection methods specified above to another of the networks specified above. A mutually acceptable third party contractor can be employed by the Party making the change to implement such changes, in which case no conversion or rollover charges will be assessed by the other party.

     C.3 Existing DeltaCom special access collocation arrangements with BellSouth shall be available for use by DeltaCom in the provision of switched services hereunder at no additional charge to DeltaCom.

     C.4 DeltaCom may at its option replace current virtual collocation arrangements at any location with physical collocation arrangements. The Parties agree that no termination penalties or liabilities will apply to the termination of existing virtual collocation arrangements. A mutually acceptable third party contractor can be employed by the Party making the change to implement such a replacement, in which case no conversion, installation or non-recurring charges will be assessed by the other Party.

D.   Trunking and Signaling
     ----------------------

     D.1 a. The Party receiving traffic for termination can elect to receive the traffic in one of two ways: (a) over separate trunks for local and non-local; or (b) on combined trunks; provided that separate trunk groups shall be utilized where the delivering party is unable to furnish an auditable percent local usage (PLU) factor to the party receiving the traffic on a quarterly basis.

         b. If direct end office trunking with combined trunks is used, the Parties will work cooperatively to develop a procedure for accurately determining the amount of interLATA access traffic for proper application of switched access charges.

     D.2 Trunking shall be available to any switching center designated by either carrier: including end offices, access tandems, 911 routing switches, directory assistance/operator services switches, or any other feasible point in the network. The Parties shall have the option for either one-way or two-way trunking. Directionality in this case refers to the traffic flowing between two networks, not to the logical or physical configuration of the trunk. All trunks should be configured two way for testing purposes.

     D.3 Trunking can be established to tandems or end offices or a combination as mutually agreed. Normally, trunking will be at the DS-1 level. On a trunk group specific basis, the Parties may agree to establish trunking at higher (e.g., DS-3) levels. Initial trunking will be established between the DeltaCom local switching centers and the BellSouth access tandems. The Parties will utilize direct end office trunking under the following conditions:

         a. BellSouth tandem exhaust - If a BellSouth access tandem to which DeltaCom is interconnected is unable to, or is forecasted to be unable to, support additional traffic loads for any period of time, the Parties will mutually agree on an end office trunking plan that will alleviate the tandem capacity shortage and ensure completion of traffic between DeltaCom and BellSouth subscribers.

        b. Traffic volumes - The Parties shall install and retain direct end office trunking sufficient to handle actual or reasonably forecast traffic volumes, whichever is greater, between an DeltaCom local switching center and a BellSouth and office where traffic between such points exceeds or is forecast to exceed 125,000 minutes of local traffic per month. The Parties will install additional capacity between such points when overflow traffic between the DeltaCom switching center and BellSouth access tandem exceeds or is forecast to exceed 125,000 minutes of local traffic per month.

        c. Mutual agreement - The Parties may install direct end office trunking upon mutual agreement in the absence of conditions (a) or
             (b) above and agreement will not unreasonably be withheld.

     D.4 The Parties will provide Common Channel Signaling (CCS) information to one another, where and as available, at no charge, in conjunction with all POI trunk groups. The Parties will cooperate in the exchange of Transaction Capabilities Application Part (TCAP) messages to facilitate full inter-operability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each carrier offers such features and functions to its own end users. All CCS signaling parameters will be provided including calling party number (CPN), originating line information (OLI) calling party category, charge number, etc. All privacy indicators will be honored. Where available, network signaling information such as Carrier Identification Parameter (CCS platform), at the standard tariff rates, and CIC/OZZ information (non-CCS environment) will be provided wherever such information is needed for call routing or billing. The Parties will follow all Ordering and Billing Forum (OBF) adopted standards pertaining to CIC/OZZ codes. Where CCS is not available, in-band multi-frequency
             (MF) wink start E&M channel associated signaling will be provided. Such MF arrangements will require a separate trunk group between DeltaCom's switch and one specified BellSouth switch.

     D.5 DeltaCom shall establish CCS interconnection with BellSouth signal transfer points (STPs) in each LATA, either directly or via an intermediary STP provider. Where the interconnection is via B-link connections, charges for the SS7 interconnection elements are as follows: 1) Port Charge- BellSouth will not bill an STP port charge nor will BellSouth agree to pay a port charge; 2) SS7 Network Usage- BellSouth will bill SS7 Network Usage and will agree to pay usage billed by DeltaCom (to the extent that a flat rate surrogate charge is billed by DeltaCom, it will not exceed BellSouth's charge); 3) SS7 Link- BellSouth will bill for only two Links of each quad ordered. Application of these charges in this manner reflects the reciprocal use of the two parties signaling networks.

             Where the interconnection is via A-link connections, charges for the SS7 interconnection elements are as follows: 1) Port Charge-BellSouth will bill an STP port charge and does not agree to pay a termination charge at DeltaCom's end office; 2) SS7 Network Usage-BellSouth will bill for usage on its SS7 network and will not agree to pay for any usage billed by DeltaCom; 3) Link- BellSouth will bill full charges for each link in the A-link pair and will not agree to pay DeltaCom for any portion of those links.

     D.6 DeltaCom may opt at any time to terminate to BellSouth some or all local exchange traffic and intraLATA toll traffic originating on its network, together with switched access traffic, via Feature Group A, B, C or D Switched Access services which DeltaCom may otherwise purchase from BellSouth, subject to the rates, terms and conditions specified in BellSouth's applicable switched access tariffs. At no time shall DeltaCom be required to route outbound traffic via facilities for which a full retail or end user toll charge would be assessed when parallel FG-A, FG-B, FG-C, or FG-D routing, or routing via a different carrier exists which is capable of carrying and completing said traffic at more favorable rates.

     D.7 The Parties will cooperate to jointly plan for the deployment of intercompany 64 Kbps per second clear channel capability.

     D.8 Service arrangements hereunder shall be engineered to an objective, consistent P.01 or better grade of service at the peak busy hour.

     D.9 The Parties shall periodically exchange technical descriptions and trunk/traffic forecasts of their interconnection and traffic requirements in sufficient detail to assure traffic completion to and from all customers within the appropriate calling areas.

     D.10 BellSouth shall deliver intraLATA traffic originating from its subscribers and terminating to DeltaCom's subscribers via a combined two-way trunk group using facilities leased from DeltaCom on mutually agreeable terms.

     D.11 BellSouth will provide interconnection to and from intelligent network, signaling, monitoring, surveillance and fraud control points.

     D.12 BellSouth shall provide and implement all industry standard SS7 parameters as well as procedures that are defined in the ANSI standards, even if today's services do not specifically require these features. These functions shall include:

        a. All functions of the ISUP, TCAP, SCCP, and MTP as specified in relevant BellCore specifications.

        b.   All functions of the OMAP, including MTP Routing Verification Test
             (MRVT) and SCCP Routing Verification Test (SRVT).


     D.13 The Parties shall meet or exceed SS7 performance objectives as described in Bellcore TR-905 section 7, and MTP and SCCP performance as specified by ANSI.

     D.14 Either Party shall have the option for Multi-Frequency (MF) signaling, but only when either party does not have the technical capability to provide SS7 facilities.

     D.15    Other Signaling Requirements:

        a. CIP shall be provided (CIC within the SS7 call set-up signaling protocol) at tariffed charges.

        b. All mandatory SS7 signaling parameters must be provided including Calling Party Number (CPN). All privacy indicators must be honored.

E.   Network Management
     ------------------

     E.1 The Parties agree to work cooperatively to install and maintain reliable interconnected telecommunications networks, including but not limited to, the exchange of appropriate information concerning network changes that affect services to the other Party, maintenance contact numbers and escalation procedures.

     E.2 The interconnection of all networks will be based upon accepted industry/national guidelines for transmission standards and traffic blocking criteria.

     E.3 The Parties will work cooperatively to apply sound network management principles by invoking appropriate network management controls (e.g., call gapping) to alleviate or prevent network congestion.

     E.4 The Parties will cooperate to determine the performance of their respective networks and will implement joint management controls to further overall service integrity.

     E.5 The Parties will jointly develop and agree on a Joint Interconnection Grooming Plan prescribing standards to ensure that traffic exchanged over the POI trunk groups experiences a consistent P.01 or better grade of service peak busy hour, and other appropriate, relevant industry-accepted quality, reliability and availabilty standards. Such plan shall also include mutually agreed upon standards for the configuration of segregated POI trunk groups. In addition, the plan shall also include standards and procedures for notification of trunk disconnections and discoveries of trunk disconnections. Neither Party shall be expected to maintain active status for a trunk disconnected by the other Party for an extended or indefinite period of time. The Parties will use their best collective good faith efforts to complete and agree on a Joint Interconnection Grooming Plan within 90 days following execution of this agreement.

     E.6 BellSouth will establish and adhere to competitive intervals for the delivery of FOCs, DLRs and facilities. Such intervals need to ensure that facilities are provisioned in time frames and according to standards that meet or exceed those that BellSouth provides to itself for its own network and end users. Intervals should not exceed the Customer Designated Date (CDD).

     E.7 Upon request, BellSouth will provide DeltaCom with read and write access to the BellSouth maintenance and trouble report systems including the following systems and/or functionality:

             .   Trouble reporting/dispatch capability - access must be real time
             .   Repair status/confirmation; maintenance/trouble report
                 systems
             .   Planned/Unplanned outage reports

     E.8 Each Party has the duty to alert the other to any network events that can result or has resulted in service interruption, blocked calls, or changes in network performance, on a real time basis.

     E.9 BellSouth will adopt any multi-ILEC trouble management procedures and escalation processes developed by the NOF.

     E.10 The Parties will work cooperatively to plan and implement coordinated repair procedures for the local interconnection trunks and facilities to ensure trouble reports are resolved in a timely and appropriate manner.

     E.11 The Parties will provide each other with a trouble reporting number that is readily accessible and available 24 hours a day, 7 days a week. In addition, the Parties will provide each other test-line numbers and access to test lines.

     E.12 The quality of interconnection services should be no less than that provided by BellSouth for its own services.

     E.13 Installation and restoration of interconnection circuits by BellSouth for DeltaCom will be given equal priority as is given by BellSouth to similar services performed by BellSouth for any other telecommunications carrier.

     E.14 The time interval for installation of POIs by BellSouth will be negotiated on an ICB basis, subject to an agreement that installation of such POI's will be completed within a target of sixty (60) calendar days.

     E.15 Completion confirmation shall be provided to ensure that all necessary translation work is completed on newly installed facilities.

     E.16 The Parties shall periodically exchange technical descriptions and forecasts of their interconnection and traffic requirements in sufficient detail to assure traffic completion to and from all customers within the appropriate calling areas.

     E.17 BellSouth will provide and update an electronic copy of their Switch Network ID Database with a complete list of features and functions by switch, NPA/NXXs, business/residence counts and identification, rate centers, etc.

F.   Local Number Assignment
     -----------------------

     DeltaCom will assign telephone numbers to its customers using at least one NXX per BellSouth tariffed local exchange metropolitan area; provided, that sufficient quantities of numbering resources are made available to DeltaCom.

     G.    Cross-Connection to Other Collocators
           -------------------------------------

           Where one Party collocates in the wire center of the other Party, the Party operating the wire center shall allow the Party collocated at the wire center to directly interconnect to any other entity which maintains a collocation facility at that same wire center. The Party operating the wire center shall enable such interconnection by effecting a cross-connection between those collocation facilities, as jointly directed by the Party collocated at the wire center and the other collocated entity. For each such cross-connection, the Party operating the wire center shall charge one-half the otherwise applicable standard tariff or contract special access cross-connect rate to the collocated Party, and the identical rate to the other collocated entity. No other charges shall apply for such cross-connection.


VI.  LOCAL TRAFFIC EXCHANGE
     ----------------------

     A.    Exchange of Traffic
           -------------------

           The Parties agree for the purpose of this Agreement only that local interconnection is defined as the delivery of local traffic to be terminated on each party's local network so that customers of either party have the ability to reach customers of the other party, without the use of any access code or delay in the processing of the call. Local traffic for these purposes shall include any telephone call that originates and terminates in the same LATA and is billed by the originating exchange outside of BellSouth's service area with respect to which BellSouth has a local interconnection arrangement with an independent LEC, with which DeltaCom is not directly connected. The Parties further agree that the exchange of traffic on BellSouth's Extended Area Service (EAS) shall be considered local traffic and compensation for the termination of such traffic shall be pursuant to the terms of this section. EAS routes are those exchanges within an exchange's Basic Local Calling Area, as defined in Section A3 of BellSouth's General Subscriber Services Tariff.

     B.    Compensation
           ------------

           With the exception of the local traffic specifically identified in subsection (C) hereafter, each party agrees to terminate local traffic originated and routed to it by the other party. The Parties agree that BellSouth will track the usage for both companies for the period of the Agreement. BellSouth will provide copies of such usage reports to DeltaCom on a monthly basis. For purposes of this Agreement, the Parties agree that there will be no cash compensation exchanged by the parties during the term of this Agreement unless the difference in minutes of use for terminating local traffic exceeds 2 million minutes per state on a monthly basis. In such an event, the Parties will thereafter negotiate the specifics of a traffic exchange agreement which will apply on a going-forward basis.



     C.    Transitted Traffic
           ------------------

           If either party provides intermediary tandem switching and transport services for the other party's connection of its end user to a local end user of: (1) a CLEC other than DeltaCom; (2) an ILEC other than BellSouth; or (3) another telecommunications company such as a wireless telecommunications service provider, the party performing the intermediary function will bill a $0.002 per minute charge. However, BellSouth agrees that DeltaCom may cross-connect directly to such third Parties at the POI. In such an event, tariffed cross-connection non-recurring charges will apply, and no transitting charge will apply.


VII. MEET-POINT BILLING ARRANGEMENTS
     -------------------------------

     Both Parties hereto provide interexchange access transport services to IXCs and other access service customers. Pursuant to the terms of this Agreement, and to the extent DeltaCom requires meet-point arrangements, DeltaCom will interconnect at selected BellSouth switches of its choosing for the purposes of providing certain Switched Access Services. On such occasions, a portion of the access transport service will be provided by each of the Parties hereto. This section establishes arrangements intended to enable each of the Parties hereto to serve and bill their mutual Switched Access Service customers, on an accurate and timely basis. The arrangements discussed in this section apply to the provision of both interLATA and intraLATA Switched Access Services. It is understood and agreed that DeltaCom is not obligated to provide any of its Switched Access Service(s) through any specific access tandem switch or access tandem provider, and may at its sole discretion, with due notice to those affected, modify its serving arrangements on its own initiative.

A.       Applicability of OBF Guidelines
         -------------------------------

         Meet-point billing (MPB) arrangements shall be established between the Parties to enable DeltaCom to provide, at its option, Switched Access Services to third Parties via specified LEC switches, in accordance with the Meet-Point Billing guidelines adopted by and contained in the Ordering and Billing Forum's MECAB and MECOD documents, except as modified herein. These arrangements are intended to be used to provide Switched Access Service that originates and/or terminates on an DeltaCom-provided Exchange Service, where the transport component of the Switched Access Service is routed through specified BellSouth switches.

B.       Meet-Point Interconnection
         --------------------------

         B.1 The Parties shall establish MPB arrangements in each LATA or locality where switched services are provided by DeltaCom, between the correspondingly identified Rating Point/Switch pairs. BellSouth shall provide homing/subtending access tandem arrangements through the same (or a closely proximate) switching entity used for access services to BellSouth's end users. This does not foreclose the possibility that other mutually agreeable arrangements may be utilized by mutual agreement of the Parties where appropriate.

         B.2 At DeltaCom's discretion, interconnection for the MPB arrangement shall be established at the POI as described hereafter, at a collocation facility maintained by DeltaCom or an affiliate of DeltaCom at specified BellSouth switches, or at any point mutually agreed to by the Parties, consistent with the terms and conditions herein.

         B.3 Two-way meet point trunks which are separate from the local interconnection trunk groups will be established to enable DeltaCom and BellSouth to provide Exchange Access Services to IXCs via a BellSouth Central Office. No Party shall charge the other any amount for any meet point facilities unless one Party is ordering trunks from the other.

         B.4 Common Channel Signaling (CCS) shall be utilized in conjunction with meet-point billing arrangements to the extent such signaling is technically compatible with and economically reasonable to provide through the BellSouth switch, except that MF signaling shall be used on a separate trunk group for originating FGD access to Exchange Access Customers that uses the MF FGD signaling protocol. The Parties may establish CCIS interconnection either directly or through a third party.

         B.5 DeltaCom may establish CCS interconnections either directly or through a third-party. The Parties will exchange TCAP messages to facilitate full interoperability of CCIS-based features between their respective networks, including all CLASS features and functions to its own end users. The Parties will provide all CCIS signaling, Billing Number, originating line information (OLI) and any other such similar service. For terminating FGD, BellSouth will pass CPN if it receives CPN from FGD carriers. All privacy indicators will be honored. Where available, network signaling information, such as Transit Network Selection (TNS) parameter (CCIS platform) and OZZ/CIC information (non-CCIS environment) will be provided whenever such information is needed for call routing or billing. The Parties will follow all OBF adopted standards pertaining to TNS and OZZ/CIC codes.

         B.6 All originating Toll Free Service calls for which BellSouth performs the Service Switching Point (SSP) function (e.g., performs the database query) shall be delivered by DeltaCom using GR-394 format over a trunk group designated for Toll Free Service. Carrier Code "0110" and Circuit Code of "08" shall be used for all such calls. In the event DeltaCom becomes a toll free service provider, BellSouth shall deliver traffic using the GR-394 format over a trunk group designated for Toll Free Service.

         B.7 All originating Toll Free Service calls for which DeltaCom performs the SSP function, if delivered to BellSouth, shall be delivered by DeltaCom using GR-394 format over the meet point trunk group for calls destined to IXCs, or shall be delivered by DeltaCom using GR-317 format over the Local Interconnection Trunk Group for calls destined to end offices that directly subtend BellSouth access tandems.

         B.8 Originating Feature Group B calls shall be delivered to BellSouth's tandem using the interLATA trunk groups.

C.       Tariffs
         -------

         DeltaCom and BellSouth will use their best reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs sufficient to reflect this MPB arrangement, including appropriate MPB percentages consistent with applicable industry standard practice and in accordance with Section VII.F hereafter.

D.       Billing and Data Exchange
         -------------------------

         D.1 Each Party shall implement the "Multiple Bill/Multiple Tariff" option in order to bill an IXC for the portion of the jointly provided telecommunications service provided by that Party. For all traffic carried over the MPB arrangement, each Party shall only bill the rate elements identified for it in this Agreement. For transport elements subject to billing percentages, each Party shall utilize the billing percentages discussed in Section III.C preceding and Section VII.F hereafter. The actual rate values for each element shall be the rates contained in that Party's own effective federal and state access tariffs. The Parties shall utilize complementary monthly billing periods for meet-point billing.

         D.2 BellSouth may charge the IXC for use of the entrance facility, the tandem switching and the mutually agreed portion of non-interconnection transport charges. BellSouth will not include an element for the Residual Interconnection Charge (RIC) and DeltaCom will be entitled to bill and collect the appropriate RIC and/or any other applicable rate elements.

         D.3 Each party will provide to the other access records sufficient to enable billing to the IXCs. Records shall be provided in the Exchange Message Record format, Bellcore Standard BR 010-200-010, as amended.

         D.4 BellSouth shall provide to DeltaCom the billing name, billing address, and CIC of the IXCs and copies of relevant IXC Access Service Requests (ASRs), in order to comply with the MPB notification process as outlined in the MECAB document, on an electronic medium basis using the EMR format.

         D.5 BellSouth shall provide DeltaCom, on a daily basis, switched access detail usage data (EMR Category 1101XX records) on magnetic tape or via electronic file transfer using EMR format, for calls from IXCs that have transitted BellSouth's tandems and terminated to DeltaCom's switching center(s).

         D.6 DeltaCom shall provide BellSouth, on a monthly basis, switched access summary usage data (EMR Category 1150XX records) on magnetic tape or via electronic file transfer using EMR format, for calls to IXCs which originate at DeltaCom's switching center(s).

         D.7 The Parties will exchange test files to support the initial implementation of the meet point billing processes provided for in this Agreement. Exchange of test data will commence one week after AMA certification begins. These data shall be actual recorded usage records.

         D.8 Each Party shall coordinate and exchange the billing account reference (BAR) and billing account cross reference
                   (BACR) numbers for the MPB Service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

         D.9 If access usage data is not processed and delivered by either Party and sent to the other in a timely manner and in turn such other Party is unable to bill the IXC, the delivering Party will be held liable for the amount of lost billing.

         D.10 Errors may be discovered by DeltaCom, the IXC or BellSouth. Both BellSouth and DeltaCom agree to provide the other Party with notification of any discovered errors within seven (7) business days of the discovery. In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data and if such reconstruction is not possible, shall accept a reasonable estimate of the lost data based upon three (3) to twelve (12) months of prior usage data.

         D.11 The Parties shall not charge one another for the services rendered or information provided pursuant to this Section VII of this Agreement.

E.       Toll Free IXC Traffic
         ---------------------

         MPB will apply for all traffic bearing the 800, 888, or any other non-geographic NPA which may be likewise designated for such traffic in the future, where the responsible party is an IXC. In those situations where the responsible party for such traffic is a LEC, full switched access rates will apply.

F.       MPB Billing Percentages
         -----------------------

         The MPB billing percentage for each DeltaCom Rating Point shall be calculated according to the following formulas:

         In any service jointly provided by BellSouth and DeltaCom for which meet point billing arrangements are adopted, the meet point billing percentages shall be based on the relative distances (i.e., airline mileage) between the meet point and the two rating points as follows:

                                   a                                     b
         DeltaCom percentage  =  -----         BellSouth percentage =  -----
                                 (a+b)                                 (a+b)


         where "a" is the airline mileage between the relevant DeltaCom rating point (e.g., serving switch) and the meet point and "b" is the airline mileage between the BellSouth rating point and the meet point.

G.       Special Arrangements
         --------------------

                   G.1 In a few instances, the involvement of yet a third provider of switched access may be needed for particular traffic. For purposes of customer billing, when three or more LECs are involved in the transmission of a particular message, the intermediate carriers will have no rating point, and the relevant mileage measurement is between the two end points.

                   G.2 In the case of IXC traffic terminating to DeltaCom ported numbers, the Parties will, unless IXC actual minutes of use can be measured, account for access revenue on a state-by-state basis by using verifiable BellSouth/DeltaCom interstate and intrastate minutes of use reported on the applicable ARMIS report at the total IXC access rates applicable to BellSouth less the BellSouth/DeltaCom meet point access minutes at the meet point billing access rates applicable to BellSouth, with no other subtractions.

                   G.3 If either Party provides intermediary functions for network access service connection between an IXC and another Party, each Party will provide their own network access services to the IXC on a meet-point basis. The meet-point billing arrangement will be through the multiple bill. Each Party will bill its own network access services rates to the IXC with the exception of the residual interconnection charge. Each Party shall bill 50% of its residual interconnection charges in such case.

VIII.    TOLL TRAFFIC INTERCONNECTION
         ----------------------------

         A. The delivery of interexchange toll traffic by a Party to the other Party shall be reciprocal and compensation will be mutual. For terminating its toll traffic on the other Party's network, each Party will pay the other Party's tariffed terminating switched access rate, inclusive of the interconnection charge and the carrier common line rate elements of the switched access rate. The Parties agree that their terminating switched rate shall be the rate in effect when the traffic is terminated.

         B. For originating and terminating interexchange toll traffic, each Party shall pay the other Party's tariffed switched network access service rate elements on a per minute of use basis. Said rate elements shall be as set out in the Parties' respective access services tariffs as those tariffs are amended from time to time during the term of this Agreement. The appropriate charges will be determined by the routing of the call. If DeltaCom is the BellSouth end user's presubscribed interexchange carrier or if the BellSouth end user uses DeltaCom as an interexchange carrier on a 1OXXX basis, BellSouth will charge DeltaCom the appropriate tariff charges for originating network access services. If BellSouth is serving as the DeltaCom end user's presubscribed interexchange carrier or if the DeltaCom end user uses BellSouth as an interexchange carrier on a 1OXXX basis, DeltaCom will charge BellSouth the appropriate BellSouth tariff charges for originating network access services.


IX.      NUMBER RESOURCE ARRANGEMENTS
         ----------------------------

         A. Nothing in this Agreement shall be construed to in any manner limit or otherwise adversely impact either Party's right to request and be assigned any North American Numbering Plan (NANP) number resources including, but not limited to, central office (NXX) codes pursuant to the Central Office Code Assignment Guidelines (1ast published by the Industry Numbering Committee (INC) as INC 95-0407-008, Revision 4/7/95, formerly ICCF 93-0729-010), or to independently, and in a technically compatible manner, establish and publish in any and all switched telecommunications industry routing and rating databases, by tariff or otherwise, Rate Centers Rating Points, destination switching entity/office and routing/tandem information corresponding to such NXX codes.

         B. During any period under this Agreement in which it serves as the NANP administrator for its territory, BellSouth shall ensure that DeltaCom has nondiscriminatory access to telephone numbers for assignment to its telephone exchange service customers, and will assist DeltaCom in applying for NXX codes for its use in providing local exchange services. It is mutually agreed that BellSouth shall provide numbering resources pursuant to the Bellcore Guidelines Regarding Number Assignment and compliance with those guidelines shall constitute nondiscriminatory access to numbers. DeltaCom agrees that it will complete the NXX code application in accordance with Industry Carriers Compatibility Forum, Central Office Code Assignment Guidelines, ICCF 93-0729-010.

         C. If during the term of this Agreement BellSouth is no longer the NANP administrator, the Parties agree to comply with the guidelines, plan or rules adopted pursuant to 47 U.S.C.
                   (S) 251(e).

         D. Each Party agrees to make available to the other, up-to-date listings of its own assigned NPA-NXX Codes, along with associated rating points and rate centers.

         E. It shall be the responsibility of each Party to program and update its switches and network systems pursuant to the local exchange routing guide (LERG) and other switched telecommunications industry guidelines to recognize and route traffic to the other Party's assigned NXX codes using that party's preferred routing at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities, except as expressly defined in this Agreement.

         F. Each Party shall be responsible for notifying its customers of any changes in dialing arrangements due to NPA exhaustion. Neither party shall be obligated to adopt the specific end user dialing plan of the other.

         G. Administration and assignment of numbers will be moved to a neutral third party in the future. In the interim, while BellSouth is still administering numbering, the following will apply:

                   1. BellSouth will assign NXXs to DeltaCom on a nondiscriminatory basis and on the same basis as to itself.

                   2. No restriction is placed on the ability to assign NXXs per rate center.

                   3. Testing and loading of DeltaCom's NXXs' should be the same as BellSouth's own.

                   4. BellSouth cannot discriminate in the allocation of number and types of NXXs assigned to DeltaCom.

                   5. BellSouth will assign NXXs to DeltaCom without the imposition of charges that are not imposed upon itself.

                   6. BellSouth will load NXXs according to industry guidelines, including the terminating LATA in which the NXXs/rate center is located.

                   7. Until such time that number administration is moved to an independent third party, BellSouth will provide routine reporting on NXX availability, fill rates, and new assignments.

                   8. In the event of NPA-NXX splits, it is agreed that DeltaCom may continue use of the pre-existing NPA-NXX for existing customers.

                   9. BellSouth will supply DeltaCom with copies of its Local Calling Area Boundary Guide, including all updates thereto.

                   10. All BellSouth services provided to DeltaCom pursuant to this Article will be at no charge to DeltaCom.

X.       ACCESS TO POLES, DUCTS, CONDUITS, AND RIGHTS OF WAY
         ---------------------------------------------------

         A. BellSouth agrees to provide to DeltaCom, pursuant to 47 U.S.C. (S) 224, as amended by the Act, nondiscriminatory access to any pole, duct, conduit, and right-of-way owned or controlled by BellSouth. BellSouth agrees to provide access at rates, terms and conditions which are no less favorable than those provided to any other telecommunications service provider or cable television provider (CATV), including those provided to itself or its affiliates.

         B. BellSouth must provide access to its unbundled network interface device.

         C. When BellSouth has equipment on, over or under public or private property, it will permit the use of such equipment by DeltaCom on an equal and nondiscriminatory basis.

         D. Any authorizations to attach to poles, overlashing requirements, or modifications to the conduit system or other pathways to allow access to and egress from the system shall not be hindered, restricted or unreasonably withheld or delayed. Such access and use shall be on terms and conditions identical to those that BellSouth provides to itself and its affiliates for the provision of exchange, exchange access and interexchange services.

         E. BellSouth agrees to take no action to intervene against, or attempt to delay, the granting of permits to DeltaCom for use of public rights-of-way or access with property owners.

         F. Any costs for improvements to/expansions of poles, etc., should be prorated on a nondiscriminatory and neutral basis among and all users of the facility.

         G.        No application fees will apply.

         H.        Fees will be fixed for term of contract.

         I. BellSouth will provide routine notification of changes to poles, conduits, and rights-of-way.

         J. BellSouth will provide open access to current pole-line prints, and conduit prints, make available maps of conduit and manhole locations, and allow manhole/conduit break-outs, and audits to confirm usability.

         K. BellSouth will provide regular reports on the capacity status and planned increase in capacity of each of these access channels to facilitate construction planning.

         L. BellSouth will provide information on the location of, and the availability to access conduit, poles. etc., when DeltaCom requests such information, within ten (10) working days after the request.

         M. The Parties agree to enter a Standard License Agreement incorporating specific rates, terms and conditions consistent with the foregoing.


XI.      ANCILLARY SERVICES AND PLATFORM ARRANGEMENTS
         ---------------------------------------------

         A.        800 Traffic
                   -----------

                   A.1 BellSouth agrees to compensate DeltaCom, pursuant to DeltaCom's published originating switched access charges, including the database query charge, for the origination of 800 and 888 traffic (combined "800") terminated to BellSouth.

                   A.2 DeltaCom will provide to BellSouth the appropriate records necessary for BellSouth to bill BellSouth's intraLATA 800 customers. The records provided by DeltaCom will be in a standard EMR format for a fee, paid by BellSouth to DeltaCom, of $0.015 per record.

                   A.3 If DeltaCom provides 800 services to its end users during the term of this Agreement, it agrees to compensate BellSouth, pursuant to BellSouth's originating switched access charges, including the database query charge, for the origination of 800 traffic terminated to DeltaCom. BellSouth agrees to provide DeltaCom the appropriate records for DeltaCom to bill its 800 customers. The records provided will be in a standard EMR format for a fee, paid by DeltaCom to BellSouth, of $0.015 per record.

    A.4 If during the term of this Agreement, BellSouth is permitted to provide interLATA 800 services, BellSouth will compensate DeltaCom for the origination of such traffic in accordance with the above.

    A.5 If DeltaCom utilizes BellSouth's 800 database for query purposes only, the rates and charges shall be as set forth in the applicable BellSouth Access Services Tariff, as said tariff is amended from time to time during the term of this Agreement.

    A.6 Should DeltaCom require 800 access ten digit screening service from BellSouth, it shall have signaling transfer points connecting directly to BellSouth's local or regional signaling transfer point for service control point database query information. DeltaCom shall utilize SS7 Signaling links, ports and usage from BellSouth's interstate access services tariff. 800 access ten digit screening service is an originating service that is provided via 800 switched access service trunk groups from BellSouth's SSP equipped end office or access tandem providing an IXC identification function and delivery of call to the IXC based on the dialed ten digit number. The rates and charges for said services shall be as set forth in the applicable BellSouth access services tariff as said tariff is amended from time to time during the term of this Agreement.

B.  911/E-911
    ---------

    B.1 The Parties agree to interconnect with each other to provide Basic 911 and E-911 emergency calling services consistent with the terms of Attachment C-9 hereto.

    B.2 For Basic 911 service, BellSouth will provide to DeltaCom a list consisting of each municipality in each state that subscribes to Basic 911 service. The list will also provide, if known, the E-911 conversion date for each county and, for network routing purposes, a ten-digit directory number representing the appropriate emergency answering position for each county subscribing to 911. DeltaCom will arrange to accept 911 calls from its end users in municipalities that subscribe to Basic 911 service and translate the 911 call to the appropriate 10-digit directory number as stated on the list provided by BellSouth. DeltaCom will route that call to BellSouth at the appropriate tandem or end office. When a county converts to E-911 service, DeltaCom shall discontinue the Basic 911 procedures and begin the E-911 procedures, set forth in subsection B.4 below.

    B.3 For E-911 service, DeltaCom shall install a minimum of two dedicated trunks originating form DeltaCom's serving wire center and terminating to the appropriate E-911 tandem. The dedicated trunks shall be, at minimum, DS0 level trunks configured either as a 2 wire analog interface or as part of a digital (1.544 Mb/s) interface. Either configuration shall use CAMA type signaling with MF pulsing that will deliver automatic number identification (ANI) with the voice portion of the call. If the user interface is digital, MF pulses, as well as other AC signals, shall be encoded per the U-255 Law convention. DeltaCom will provide BellSouth daily updates to the E-911 database.

    B.4 If a municipality has converted to E-911 service, DeltaCom will forward 911 calls to the appropriate E-911 tandem, along with ANI, based upon the current E-911 end office to tandem homing arrangement as provided by BellSouth. If the E-911 tandem trunks are not available, DeltaCom will alternatively route the call to a designated 7-digit local number residing in the appropriate PSAP. This call will be transported over BellSouth's interoffice network and will not carry the ANI of the calling party.

    B.5 BellSouth will provide DeltaCom with an electronic interface from which DeltaCom may input and update subscriber records in the E-911 database. BellSouth shall also provide DeltaCom with an automated interface to access its Automatic Location Identification (ALI) database.

    B.6 BellSouth and DeltaCom agree that the practices and procedures contained in the E-911 Local Exchange Carrier Guide For Facility-Based Providers (LEC Carrier Guide) shall determine the appropriate procedures and practices of the Parties as to the provision of 911/E-911 Access. The LEC Carrier Guide shall at a minimum include, or BellSouth shall separately provide, 911 database update procedures and 911 trunk restoration procedures.

    B.7 If DeltaCom requires transport to the BellSouth 911 tandem, DeltaCom may, at DeltaCom's option, purchase such transport from BellSouth at rates set forth in either BellSouth's intrastate switched access services tariff or intrastate special access services tariff.

    B.8 BellSouth and DeltaCom will cooperatively arrange meetings to answer any technical questions that municipal or county coordinators may have regarding the 9-1-1/E-911 portions of this Agreement.

    B.9 Where BellSouth is responsible for maintenance of the E-911 database and can be compensated for maintaining DeltaCom's information by the municipality, BellSouth shall seek such compensation. BellSouth may seek compensation for its costs from DeltaCom only if and to the extent BellSouth is unable to obtain such compensation from the municipality.

    B.10 Nothing herein shall be construed to prevent DeltaCom from opting to route Basic 911 and E-911 calls to an alternative emergency call service bureau, to provide such services itself, or to route such calls directly to a Public Safety Answering Point (PSAP).

C.  Provision of Operator Services
    ------------------------------

    C.1 BellSouth will offer to DeltaCom Operator Call Processing Access Service BLV/BLVI Service and Directory Assistance Access Services. Rates, terms and conditions are set forth in section VI.F for BLV/BLVI Service, Attachment C-11 for Directory Assistance Access Services, and Attachment C-1O for Operator Call Processing Access Services. Each such attachment is incorporated herein by this reference.

    C.2 BellSouth also will offer to DeltaCom CMDS Hosting and the Non Sent Paid Report System pursuant to the terms and conditions set forth in Attachment C-12 and Attachment C-13, incorporated herein by this reference.

D.  Transfer of Service Announcements
    ---------------------------------

    When an end user customer changes from BellSouth to DeltaCom, or from DeltaCom to BellSouth, and does not retain its original telephone number, the Party formerly providing service to the end user will provide a transfer of service announcement on the abandoned telephone number. Each Party will provide this referral service at no charge to the other Party. This announcement will provide details on the new number to be dialed to reach this customer.

E.  Coordinated Repair Calls
    ------------------------

    DeltaCom and BellSouth will employ the following procedures for handling misdirected repair calls:

    E.1 DeltaCom and BellSouth will educate their respective customers as to the correct telephone numbers to call in order to access their respective repair bureaus.

    E.2 To the extent the correct provider can be determined, misdirected repair calls will be referred to the proper provider of local exchange service in a courteous manner, at no charge, and the end user will be provided the correct contact telephone number. In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers to market services. Either Party shall respond with accurate information in answering customer questions.

    E.3 DeltaCom and BellSouth shall provide their respective repair contact numbers to one another on a reciprocal basis.

F.  Busy Line Verification and Interrupt
    ------------------------------------

    F.1  Description
         -----------

         a. Each Party shall establish procedures whereby its operator bureau will coordinate with the operator bureau of the other Party in order to provide Busy Line Verification (BLV) and Busy Line Verification and Interrupt (BLVI) services on calls between their respective end users.

         b. DeltaCom will route BLV and BLVI traffic to the BellSouth access tandem. BellSouth wll route BLV and BLVI traffic to the DeltaCom access tandem.

    F.2  Compensation
         ------------

         Each Party shall charge the other Party for BLV and BLVI at the effective rates contained in BellSouth's applicable Local Interconnection Services Tariff(s).

G.  Directory Assistance (DA)
    -------------------------

    G.1 Description
        -----------

            At DeltaCom's request, BellSouth will:

            a. Provide to DeltaCom, over TOPs trunks, unbranded (or DeltaCom-
               branded, where available) directory assistance service which is comparable in every way to the directory assistance service BellSouth makes available to interexchange carriers.

            b. In conjunction with subparagraph (a) above, provide caller optional directory assistance call completion service which is comparable in every way to the directory assistance call completion service BellSouth generally makes available to its end users, to the extent BellSouth generally offers such service to its end users.

            c. BellSouth will provide DeltaCom operators on-line access to
               BellSouth's DA database.

    G.2 Compensation
        ------------

            Initial rates, terms and conditions for DA Services shall be as provided in Attachment C-11 hereto.

H.  Directory Listings and Directory Distribution
    ---------------------------------------------

    H.1 Subject to the execution of an agreement between BellSouth's affiliate, BellSouth Advertising and Publishing Co. (BAPCO), and DeltaCom in a form substantially similar to that attached as Attachment C-8, (1) DeltaCom's customers' primary listings shall be included in the appropriate white page (resident and business) listings or alphabetical directories, as well as the directory assistance database, (2) DeltaCom's business subscribers' listings will be included in all appropriate yellow pages or classified directories, and (3) copies of directories shall be delivered to DeltaCom's customers; all without charge.

   H.2 BellSouth shall provide DeltaCom with a magnetic tape or computer disk containing the proper format to employ in submitting directory listings and daily updates. DeltaCom shall provide BellSouth with its directory listings and daily updates to those listings (including new, changed and deleted listings) in a mutually acceptable format. BellSouth shall include DeltaCom's customers in the directory assistance database associated with the areas in which DeltaCom provides exchange services within the same time frame as BellSouth includes its own customers in such databases.

   H.3 BellSouth and its Affiliates will afford DeltaCom's directory listings information the same level of confidentiality which BellSouth affords its own directory listing information, and BellSouth shall ensure that access to DeltaCom's customer proprietary confidential directory information will be limited solely to those employees who immediately supervise or are directly involved in the processing and publishing of listings and directory delivery. BellSouth will not use DeltaCom's directory listings for the marketing of BellSouth's telecommunications services.


I. Access to Signaling and Signaling Databases
   -------------------------------------------

   I.1 BellSouth will offer to DeltaCom use of its SS7 signaling network and signaling databases on an unbundled basis at the rates included in Attachment C-5 hereto. Signaling functionality will be available with both A-link and B-link connectivity.

   I.2 BellSouth agrees to input NXX assigned to DeltaCom into the Local Exchange Routing Guide (LERG).

   I.3 BellSouth will enter DeltaCom line information into its Line Information Database (LIDB) pursuant to the terms and conditions contained in Attachment C-6 hereto, incorporated herein by this reference. Entry of line information into LIDB will enable DeltaCom's end users to participate or not participate in alternate billing arrangements such as collect or third number billed calls.

   I.4 BellSouth will provide DeltaCom with access to LIDB for call and card validation purposes pursuant to the rates, terms and conditions contained in Attachment C-7 hereto, as amended hereafter to include unbundled local loops.

         I.5 If DeltaCom utilizes BellSouth's 800 database for query purposes only applicable BellSouth tariffed rates will apply.


XII. TELEPHONE NUMBER PORTABILITY ARRANGEMENTS
     -----------------------------------------

     A. The Parties agree to provide interim Service Provider Number Portability (SPNP) on a reciprocal basis between their networks to enable their end user customers to utilize telephone numbers associated with an Exchange Service provided by one Party, in conjunction with an Exchange Service provided by the other Party, upon the coordinated or simultaneous termination of the first Exchange Service and activation of the second Exchange Service. The Parties shall provide reciprocal SPNP immediately upon execution of this Agreement via remote call forwarding (RCF or Direct Inward Dialing (DID). SPNP shall operate as follows:

         A.1 An end user customer of Party A elects to become an end user customer of Party B. The end user customer elects to utilize the original telephone number(s) corresponding to the Exchange Service(s) it previously received from Party A, in conjunction with the Exchange Service(s) it will now receive from Party B. Upon receipt of a service order assigning the number to Party B, Party A will implement an arrangement whereby all calls to the original telephone number(s) will be forwarded to a new telephone number(s) designated by Party B within the same access where the original NXX code is used. Party A will route the forwarded traffic to Party B over the appropriate trunk groups, as if the call had originated on Party A's network.

         A.2 Party B will become the customer of record for the original Party A telephone numbers subject to the SPNP arrangements. Party A will provide Party B a single consolidated master billing statement for all collect, calling card, and third-number billed calls associated with those numbers, with subaccount detail by retained number. Such billing statement shall be delivered via either electronic data transfer, daily magnetic tape, or monthly magnetic tape (for which option there shall be no charge). Party A shall provide to Party B the EMR detail records associated with the calls on the master billing statement.

        A.3 Party A will cancel line-based calling cards and will, as directed by Party B, update its Line Information Database (LIDB) listings for retained numbers, subject to RCF, and restrict or cancel calling cards associated with those forwarded numbers, as directed by Party B, subject to execution of an LIDB storage agreement in substantially the form attached hereto.

        A.4 Within two (2) business days of receiving notification from the end user customer, Party B shall notify Party A of the customer's termination of service with Party B, and shall further notify Party A as to that customer's instructions regarding its telephone number(s). Party A will reinstate service to that customer, cancel the SPNP arrangements for that customer's telephone number(s), or redirect the SPNP arrangement pursuant to the customer's instructions at that time.

    B. SPNP-RCF is a telecommunications service whereby a call dialed to an SPNP-RCF equipped telephone number, is automatically forwarded to an assigned seven or ten digit telephone number within the local calling area as defined in Section A3 of the BellSouth General Subscriber Service Tariff. The forwarded-to number is specified by DeltaCom or BellSouth, as appropriate. Where technologically feasible, the forwarding party will provide identification of the originating telephone number, via SS7 signaling, to the receiving party. Neither party guarantees, however, identification of the originating telephone number to the SPNP-RCF end user. SPNP-RCF provides a single call path for the forwarding of no more than one simultaneous call to the receiving party's specified forwarded-to number. Additional call paths for the forwarding of multiple simultaneous calls are available on a per path basis and are in addition to the rate for SPNP-RCF service.

    C. The Parties shall provide RCF arrangements to each other at identical monthly rates. Recurring charges shall not exceed the actual cost of providing the service. There shall be no non-recurring charges. Until otherwise verified by reliable cost studies, actual cost for recurring charges are as follows:

        1. Residential Services - $1.15 per line, including 6 call paths;
        2. Business Service - $2.25 per ine, including 10 call paths; and
        3. Each additional path - $0.50.

    D. SPNP-DID service provides trunk side access to end office switches for direct inward dialing to the other Party's premises equipment from the telecommunications network to lines associated with the other Party's switching equipment and must be provided on all trunks in a group arranged for inward service. A SPNP-DID trunk termination, provided with SS7 signaling only, applies for each trunk voice grade equivalent. In addition, direct facilities are required from the end office where a ported number resides to the end office serving the ported end user customer. Transport mileage will be calculated as the airline distance between the end office where the number is ported and the POI using the V&H coordinate method. SPNP-DID must be established with a minimum configuration of two channels and one unassigned telephone number per switch, per arrangement for control purposes. Transport facilities arranged for SPNP-DID may not be mixed with any other type of trunk group, with no outgoing calls placed over said facilities. SPNP-DID will be provided only where such facilities are available and where the switching equipment of the ordering party is properly equipped. Where SPNP-DID service is required from more than one wire center or from separate trunk groups within the same wire center, such service provided from each wire center or each trunk group within the same wire center shall be considered a separate service. Only customer dialed sent paid calls will be completed to the first number of a SPNP-DID number group, however, there are no restrictions on calls completed to other numbers of a SPNP-DID number group.

    E. The Parties hereby agree to negotiate in good faith to establish the recurring and non-recurring charges, if any, for SPNP through DID. For this purpose, BellSouth shall provide DeltaCom with its relevant cost studies, subject to applicable non-disclosure obligations. In the event that the Parties are unable to agree upon the applicable charges, the issue shall be resolved in accordance with the process set forth in
        Article XXV. In the interim period, the rates contained in Attachment E hereto will apply.

    F. Each Party is responsible for obtaining authorization from the end user for the handling of the disconnection of the end user's service, the provision of new local service and the provision of SPNP services. Each Party is responsible for coordinating the provision of service with the other to assure that its switch is capable of accepting SPNP ported traffic. Each Party is responsible for providing equipment and facilities that are compatible with the other's service parameters, interfaces, equipment and facilities and is required to provide sufficient terminating facilities and services at the terminating end of an SPNP call to adequately handle all traffic to that location and is solely responsible to ensure that its facilities, equipment and services do not interfere with or impair any facility, equipment, or service of the other Party or any of its end users.

    G. Each Party is responsible for providing an appropriate intercept announcement service for any telephone numbers subscribed to SPNP services for which it is not presently providing local exchange service or terminating to an end user. Where either Party chooses to disconnect or terminate any SPNP service, that Party is responsible for designating the preferred standard type of announcement to be provided.

    H. Each Party will be the other's Party's single point of contact for all repair calls on behalf of each Party's end user. Each Party reserves the right to contact the other Party's customers, if deemed necessary, for maintenance purposes.

    I.  The Parties will migrate from RCF or DID to Permanent Number Portability
        (PNP) as soon as practically possible, without interruption of service (to the degree possible) to their respective customers.

    J. Under either an SPNP or PNP arrangement, DeltaCom and BellSouth will implement a process to coordinate Telephone Numbers Portability. (TNP) cut-overs with Unbundled loop conversions (as described in Section IV of this Agreement).

    K. The quality of service of calls to ported numbers should be identical to the quality of service of the calls to non-ported numbers.

    L. If the Federal Communications Commission issues regulations pursuant to 47 U.S.C. (S) 251 to require number portability different than that provided pursuant to this subsection, the Parties agree to fully comply with those requirements.

XIII.  DISCONNECTION OF CUSTOMERS
       --------------------------
       A. BellSouth shall accept any requests from DeltaCom to disconnect the service of an existing BellSouth end user, except for BellSouth public and semipublic telephone service which service is subject to effective contracts with location providers. BellSouth will not require end user confirmation prior to disconnecting the end user's service. BellSouth will accept a request directly from an end user for conversion of the end user's service from DeltaCom to BellSouth or will accept a request from another CLEC for conversion of the SPNP service associated with an end user's service charge from DeltaCom to the CLEC. BellSouth will notify DeltaCom that such a request has been processed. This Article shall be subject to Section 258(a) and (b) of the Telecommunications Act which prohibits illegal changes of carrier selections and assesses liability for such changes, and any change of service verification procedures which may be promulgated by the FCC. DeltaCom and BellSouth shall each execute a blanket letter of authorization for each state substantially in the form attached as Attachment F hereto with respect to customer disconnections. The Parties shall each be entitled to adopt their own internal processes for verification of customer authorization of disconnection of service; provided, however, that such processes shall comply with applicable state and federal law and until superseded shall be deemed adequate for purposes of this Agreement if such processes comply with FCC guidelines applicable to Presubscribed Interexchange Carriers
           (PIC) changes.

       B. If either Party determines that an unauthorized change in local service provider has occurred, such Party shall reestablish service with the appropriate local service provider as requested by the end user and will assess the other Party an Unauthorized Change Charge of $19.41 per line. The appropriate nonrecurring charges to reestablish the customer's service with the appropriate local service provider will also be assessed to the other Party because of the unauthorized change. These charges shall be adjusted if such Party provides satisfactory proof of authorization.

       C. If BellSouth accepts an order placed by itself or another CLEC (or local reseller) to disconnect the SPNP to an DeltaCom end user, BellSouth shall notify DeltaCom of the change within three (3) days thereof.

XIV.   RESALE OF BELLSOUTH LOCAL EXCHANGE SERVICES
       -------------------------------------------

       BellSouth hereby agrees that DeltaCom may at any time during the term of this Agreement elect to resell BellSouth's local exchange services under the terms and conditions of any local services resale agreement reached between BellSouth and any other telecommunications carrier. DeltaCom may select any such resale agreement at any time prior to the expiration of this Agreement.

XV.    RESPONSIBILITIES OF THE PARTIES
       -------------------------------

       A. BellSouth and DeltaCom agree to treat each other fairly, non-discriminatorily, and equally for all items included in this Agreement or related to the support of items included in this Agreement.

       B. DeltaCom and BellSouth will work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, or any other services related to this Agreement. The Parties fraud minimization procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

       C. DeltaCom and BellSouth agree to promptly exchange all necessary records for the proper billing of all traffic.

       D. DeltaCom and BellSouth will review engineering requirements on a quarterly basis and establish forecasts for trunk utilization, POI trunks, MPB arrangements, E-911, EISCC facility requirements, quantities of DNCF, loops and other services provided under this Agreement. New trunk groups will be implemented as dictated by engineering requirements for both BellSouth and DeltaCom. BellSouth and DeltaCom are required to provide each other the proper call information (e.g., originated call party number and destination call party number) to enable each company to bill in a complete and timely manner.

       E. The Parties will cooperate by exchanging technical information in order to identify and explore potential solutions to enable DeltaCom to establish unique rate centers, or to assign a single NXX code across multiple rate centers.

       F. DeltaCom and BellSouth will work jointly and cooperatively in developing and implementing common manual and/or electronic interfaces (including, for example, data elements, data format, and data transmission) from which to place service orders and trouble reports involving the provision of loops, DNCF, directory assistance, directory listings, E-911, and other services included in this Agreement. To the extent reasonable, DeltaCom and BellSouth will utilize the standards established by industry fora, such as OBF.

       G.  BellSouth will support DeltaCom requests related to central office
           (NXX) code administration and assignments in an effective and timely manner. DeltaCom and BellSouth will comply with code administration requirements as prescribed by the FCC, the state commissions, and accepted industry guidelines.

       H. There will be no re-arrangement, reconfiguration, disconnect, or other non-recurring fees associated with the initial reconfiguration of each carrier's traffic exchange arrangements upon execution of this agreement.

       I. BellSouth shall not impose a cross-connect fee on DeltaCom where DeltaCom accesses 911 or E-911, reciprocal traffic exchange trunks, and network platform services, through a collocation arrangement at the BellSouth Wire Center.

       J. Notwithstanding any other provision of this Agreement, it is mutually understood and agreed that both Parties hereto reserve the right to establish each of the following, consistent with generally accepted industry standards.

           1.  Rate centers (location and area within)

           2.  Points of interchange (including meet points)

           3. Switching entity designation and supporting data (including inbound route choice)

               a. end office

               b. homing/homed to tandem

           4.  Association of routing point(s) with end offices, POIs, etc.

           5.  Published rate center and locality designations.


XVI. NETWORK DESIGN AND MANAGEMENT
     -----------------------------

     A. The Parties agree to work cooperatively to install and maintain reliable interconnected telecommunications networks, including but not limited to, maintenance contact numbers and escalation procedures. BellSouth agrees to provide public notice of changes in the information necessary for the transmission and routing of services using its local exchange facilities or networks, as well as of any other changes that would affect the interoperability of those facilities and networks.

       B. The interconnection of all networks will be based upon accepted industry/national guidelines for transmission standards and traffic blocking criteria.

       C. The Parties will work cooperatively to apply sound network management principles by invoking appropriate network management controls to alleviate or prevent network congestion.

       D. For network expansion, the Parties agree to review engineering requirements on a quarterly basis and establish forecasts for trunk utilization. New trunk groups will be added as reasonably warranted.

       E. DeltaCom and BellSouth will exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government) to achieve desired reliability. In addition, DeltaCom and BellSouth will cooperatively plan and implement coordinated repair procedures to ensure customer trouble reports are resolved in a timely and appropriate manner.


XVII.  TERM
       ----

       A.      The term of this Agreement shall be two years, beginning
               July 1, 1997.

       B. The Parties agree that by no later than July 1, 1998, they shall commence negotiations with regard to the terms, conditions and prices of local interconnection to be effective beginning
               July 1, 1999.

       C.      If, within 90 days of commencing the negotiation referred to in
               Section XVII.B above, the Parties are unable to satisfactorily negotiate new local interconnection terms, conditions and prices, either Party may petition the state commission to establish appropriate local interconnection arrangements pursuant to 47 U.S.C. 252. The Parties agree that, in such event, they shall encourage the Commission to issue its order regarding the appropriate local interconnection arrangements no later than January 1, 1999. The Parties further agree that in the event the Commission does not issue its order prior to January 1, 1999 or if the Parties continue beyond July 1, 1999 to negotiate the local interconnection arrangements without Commission intervention, the terms, conditions and prices ultimately ordered by the Commission, or negotiated by the Parties, will be effective retroactive to July 1, 1999. Until the revised local interconnection arrangements become effective, the Parties shall continue to exchange traffic pursuant to the terms and conditions of this Agreement.

     D. The Parties agree that (1) if the FCC or a state commission or other state or local body having jurisdiction over the subject matter of this Agreement finds that the terms of this Agreement are inconsistent in one or more material respects with any of its or their respective decisions, rules or regulations promulgated, or (2) if the FCC or a state commission preempts the effect of this Agreement, then in the event of the occurrence of (1) or (2), which occurrence is final and no longer subject to administrative or judicial review, the Parties shall immediately commence good faith negotiations to conform this Agreement with any such decision, rule, regulation or preemption. The revised agreement shall have an effective date that coincides with the effective date of the original FCC or state commission's action giving rise to such negotiations. The Parties agree that the rates, terms and conditions of any new agreement shall not be applied retroactively to any period prior to such effective date.

     E. In the event that BellSouth provides interconnection and/or temporary number portability arrangements via tariff or has or enters into an interconnection and/or temporary number portability agreement with another entity, BellSouth will permit DeltaCom an opportunity to inspect such tariff or agreement and, upon DeltaCom's request, BellSouth will immediately offer DeltaCom an agreement on the same material terms with effect from the date BellSouth first made such tariff effective or entered into such arrangement and for the remainder of the term of this Agreement. The other items covered by this Agreement and not covered by such tariff or agreement shall remain unaffected and as to such items this Agreement shall remain in effect.

     F. In the event that BellSouth is required by an FCC or a state commission decision or order to provide any one or more terms of interconnection or other matters covered by this Agreement that individually differ from any one or more corresponding terms of this Agreement, DeltaCom may elect to amend this Agreement to reflect all of such differing terms (but not less than all) contained in such decision or order, with effect from the date DeltaCom makes such election. The other items covered by this Agreement and not covered by such decision or order shall remain unaffected and as to such items this Agreement shall remain in effect.

XVIII.  IMPLEMENTATION OF AGREEMENT
        ---------------------------

        The Parties agree that within 30 days of the execution of this Agreement they will adopt a schedule for the implementation of this Agreement. The schedule shall state with specificity, ordering, testing, and full operational time frames. The implementation shall be attached to this Agreement as an addendum and specifically incorporated herein by this reference. All rates within this Agreement will become effective upon execution of the Agreement.


XIX.    UNIVERSAL SERVICE
        -----------------

        The Parties acknowledge that BellSouth will guarantee the provision of universal service as the carrier-of-last-resort throughout its territory in Florida until January 1, 1998 without contribution from DeltaCom.


XX.     FORCE MAJEURE
        -------------

        Neither Party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement including, without limitation: fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other Party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-today basis to the extent of such interference
        (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause of nonperformance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.


XXI.    LIABILITY AND INDEMNIFICATION
        -----------------------------

        A.   Liability Cap.

     l. With respect to any claim or suit, whether based in contract, tort or any other theory of legal liability, by DeltaCom, any DeltaCom customer or by any other person or entity, for damages associated with any of the services provided by BellSouth pursuant to or in connection with this Agreement, including but not limited to the installation, provision, preemption, termination, maintenance, repair or restoration of service, and subject to the provisions of the remainder of this Article, BellSouth's liability shall be limited to an amount equal to the proportionate charge for the service provided pursuant to this Agreement for the period during which the service was affected. Notwithstanding the foregoing, claims for damages by DeltaCom, any DeltaCom customer or any other person or entity resulting from the gross negligence or willful misconduct of BellSouth and claims for damages by DeltaCom resulting from the failure of BellSouth to honor in one or more material respects any one or more of the material provisions of this Agreement shall not be subject to such limitation of liability.

     2. With respect to any claim or suit, whether based in contract, tort or any other theory of legal liability, by BellSouth, any BellSouth customer or by any other person or entity, for damages associated with any of the services provided by DeltaCom pursuant to or in connection with this Agreement, including but not limited to the installation, provision, preemption, termination, maintenance, repair or restoration of service, and subject to the provisions of the remainder of this Article, DeltaCom's liability shall be limited to an amount equal to the proportionate charge for the service provided pursuant to this Agreement for the period during which the service was affected. Notwithstanding the foregoing, claims for damages by BellSouth, any BellSouth customer or any other person or entity resulting from the gross negligence or willful misconduct of DeltaCom and claims for damages by BellSouth resulting from the failure of DeltaCom to honor in one or more material respects any one or more of the material provisions of this Agreement shall not be subject to such limitation of liability.

B. Neither Party shall be liable for any act or omission of any other telecommunications company to the extent such other telecommunications company provides a portion of a service.

C. Neither Party shall be liable for damages to the other Party's terminal location, POI or the other Party's customers' premises resulting form the furnishing of a service, including but not limited to the installation and removal of equipment and associated wiring, except to the extent the damage is caused by such Party's gross negligence or willful misconduct.

D. Notwithstanding subsection A, the Party providing services under this Agreement, its affiliates and its parent company shall be indemnified, defended and held harmless by the Party receiving such services against any claim, loss or damage arising from the receiving Party's use of the services provided under this Agreement, involving: (1) claims for libel, slander, invasion of privacy or copyright infringement arising from the content of the receiving Party's own communications; (2) any claim, loss or damage claimed by the receiving Party's customer(s) arising from such customer's use of any service, including 911/E-911, that the customer has obtained from the receiving Party and that the receiving Party has obtained form the supplying Party under this Agreement; or (3) all other claims arising out of an act or omission of the receiving Party in the course of using services provided pursuant to this Agreement. Notwithstanding the foregoing, to the extent that a claim, loss or damage is caused by the gross negligence or willful misconduct of a supplying Party, the receiving Party shall have no obligation to indemnify, defined and hold harmless the supplying Party hereunder.

E. Neither Party guarantees or makes any warranty with respect to its services when used in an explosive atmosphere. Notwithstanding subsection A, each Party shall be indemnified, defended and held harmless by the other Party or the other Party's customer from any and all claims by any person relating to the other Party or the other Party's customer's use of services so provided.

F. No license under patents (other than the limited license to use in the course of using a service provided pursuant to this Agreement) is granted by one Party to the other or shall be implied or arise by estoppel, with respect to any service offered pursuant to this Agreement. Notwithstanding subsection A, the Party providing a service pursuant to this Agreement will defend the Party receiving such service against claims of patent infringement arising solely from the use by the receiving Party of such service and will indemnify the receiving Party for any damages awarded based solely on such claims. Such indemnification shall not, however, extend to claims for patent infringement to the extent the alleged infringement results from:

     l. Modification of the service by someone other than the providing Party and/or its subcontractors, where there would be no such infringement or violation in the absence of such modification; or

     2. The combination, operation or use of the service with any product, data or apparatus not provided by the providing Party and/or its subcontractors, where there would be no such infringement or violation in the absence of such combination, operation or use.

       G. Promptly after receipt of notice of any claim or the commencement of any action for which a Party may seek indemnification pursuant to this Article XXI, such Party (the "Indemnified Party") shall promptly give written notice to the other Party (the "Indemnifying Party") of such claim or action, but the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability it may have to the Indemnified Party except to the extent the Indemnifying Party has actually been prejudiced thereby. The Indemnifying Party shall be obligated to assume the defense of such claim, at its own expense. The Indemnified Party shall cooperate with the Indemnifying Party's reasonable requests for assistance or Information relating to such claim, at the Indemnifying Party's expense. The Indemnified Party shall have the right to participate in the investigation and defense of such claim or action, with separate counsel chosen and paid for by the Indemnified Party.



XXII.  MOST FAVORABLE PROVISIONS
       -------------------------

       A.   The parties agree that if ---

            l. the Federal Communications Commission ("FCC") or the Commission finds that the terms of this Agreement are inconsistent in one or more material respects with any of its or their respective decisions, rules or regulations, or

            2. the FCC or the Commission preempts the effect of this Agreement, then, in either case, upon such occurrence becoming final and no longer subject to administrative or judicial review, the parties shall immediately commence good faith negotiations to conform this Agreement to the requirements of any such decision, rule, regulation or preemption. The revised agreement shall have an effective date that coincides with the effective date of the original FCC or Commission action giving rise to such negotiations. The parties agree that the rates, terms and conditions of any new agreement shall not be applied retroactively to any period prior to such effective date except to the extent that such retroactive effect is expressly required by such FCC or Commission decision, rule, regulation or preemption.

       B. In the event that BellSouth, either before or after the effective date of this Agreement, enters into an agreement with any other telecommunications carrier (an "Other Interconnection Agreement") which provides for the provision within a particular state covered under this Agreement of any of the arrangements covered by this Agreement to be provided in a particular state upon rates, terms or conditions that differ in any material respect from the rates, terms and conditions for such arrangements set forth in this Agreement ("Other Terms"), then except as provided in Section XXII.F, BellSouth shall be deemed thereby to have offered such arrangements to DeltaCom for that state upon such Other Terms, which DeltaCom may accept as provided in Section XXII.E. In the event that DeltaCom accepts such offer within sixty (60) days after the Commission approves such Other Interconnection Agreement pursuant to 47 U.S.C. (S) 252, or within thirty (30) days after DeltaCom acquires actual knowledge of an Other Interconnection Agreement not requiring the approval of the Commission pursuant to 47 U.S.C. (S) 252, as the case may be, such Other Terms for such arrangement for the particular state shall be effective between BellSouth and DeltaCom as of the effective date of such Other Interconnection Agreement. In the event that DeltaCom accepts such offer more than sixty (60) days after the Commission approves such Other Interconnection Agreement pursuant to 47 U.S.C. (S) 252, or more than thirty (30) days after acquiring actual knowledge of an Other Interconnection Agreement not requiring the approval of the Commission pursuant to 47 U.S.C. (S) 252, as the case may be, such Other Terms shall be effective between BellSouth and DeltaCom as of the date on which DeltaCom accepts such offer.

     C. In the event that after the effective date of this Agreement the FCC or the Commission enters an order (an "Interconnection Order") requiring BellSouth to provide within a particular state covered under this Agreement any of the arrangements covered by this Agreement to be provided in a particular state upon Other Terms, then upon such Interconnection Order becoming final and not subject to further administrative or judicial review, except as provided in
          Section XXII.F, BellSouth shall be deemed to have offered such arrangements in that state to DeltaCom upon such Other Terms, which DeltaCom may accept as provided in Section XXII.E. In the event that DeltaCom accepts such offer within sixty (60) days after the date on which such Interconnection Order becomes final and not subject to further administrative or judicial review, such Other Terms for such arrangement for the particular state shall be effective between BellSouth and DeltaCom as of the effective date of such Interconnection Order. In the event that DeltaCom accepts such offer more than sixty (60) days after the date on which such Interconnection Order becomes final and not subject to further administrative or judicial review, such Other Terms shall be effective between BellSouth and DeltaCom as of the date on which DeltaCom accepts such offer.

     D. In the event that after the effective date of this Agreement BellSouth files and subsequently receives approval for one or more intrastate or interstate tariffs (each, an "Interconnection Tariff") offering to provide in a particular state covered under this Agreement any of the arrangements covered by this Agreement to be provided in a particular state upon Other Terms, then upon such Interconnection Tariff becoming effective, except as provided in Section XXII.F, BellSouth shall be deemed thereby to have offered such arrangements in that state to DeltaCom upon such Other Terms, which DeltaCom may accept as provided in Section XXII.E. In the event that DeltaCom accepts such offer within sixty (60) days after the date on which such Interconnection Tariff becomes effective, such Other Terms for such arrangements for the particular state shall be effective between BellSouth and DeltaCom as of the effective date of such Interconnection Tariff. In the event that DeltaCom accepts such offer more than sixty (60) days after the date on which such Interconnection Tariff becomes effective, such Other Terms shall be effective between BellSouth and DelaCom as of the date on which DeltaCom accepts such offer.

     E. In the event that BellSouth is deemed to have offered DeltaCom the arrangements covered by this Agreement upon Other Terms, DeltaCom in its sole discretion may accept such offer either --

          l.   by accepting such Other Terms in their entirety; or

          2. by accepting the Other Terms that directly relate to any of the following arrangements as a whole:

               a.   local interconnection,

               b.   interLATA and IntraLATA toll traffic interconnection,

               C. unbundled access to network elements which include: local loops, network interface devices, switching capability, interoffice transmission facilities, signaling networks and call-related databases, operations support systems functions, operator services and directory assistance, and any elements that result from subsequent bone fide requests,

               d.   access to poles, ducts, conduits and rights-of-way,

               e.   access to 911/E911 emergency network,

               f.   collocation, or

               g.   access to telephone numbers.

            The terms of this Agreement, other than those affected by the Other Terms accepted by DeltaCom, shall remain in full force and effect.

            F.   Corrective Payment. In the event that --

            l.   BellSouth and DeltaCom revise this Agreement pursuant to
            Section XXII.A, or

            2.   DeltaCom accepts a deemed offer of Other Terms pursuant to
            Section XXII.E, then BellSouth or DeltaCom, as applicable, shall make a corrective payment to the other party to correct for the difference between the rates set forth herein and the rates in such revised agreement or Other Terms for substantially similar services for the period from the effective date of such revised agreement or Other Terms until the date that the parties execute such revised agreement or DeltaCom accepts such Other Terms, plus simple interest at a rate equal to the thirty (30) day commercial paper rate for high-grade, unsecured notes sold through dealers by major corporations in multiples of $1,000.00 as regularly published in The Wall Street Journal.


XXIII.  DEFAULT
        -------

        If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other provision of this Agreement, and such default or violation shall continue for thirty (30) days after written notice thereof, the other Party may terminate this Agreement forthwith by written instrument. The failure of either Party to enforce any of the provisions of this Agreement or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment of its part of any such provision but the same shall, nevertheless, be and remain in full force and effect.

XXIV.  NONDISCLOSURE
       -------------

       A. All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data,
            (i) furnished by one Party to the other Party dealing with customer specific, facility specific, or usage specific information, other than customer information communicated for the purpose of publication or directory database inclusion, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary," or
            (iii) communicated orally and declared to the receiving Party at the time of delivery, or by written notice given to the receiving Party within ten (10) days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the disclosing Party.

       B. Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes.

       C. Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only for performing the covenants contained in the Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

       D. Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information as:

            l. was at the time of receipt already known to the receiving Party free of any obligation to keep it confidential evidenced by written-records prepared prior to delivery by the disclosing Party; or

            2. is or becomes publicly known through no wrongful act of the receiving Party; or

            3. is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the disclosing Party with respect to such information; or

            4. is independently developed by an employee, agent, or contractor of the receiving Party which individual is not involved in any manner with the provision of services pursuant to the Agreement and does not have any direct or indirect access to the Proprietary Information; or

            5. is disclosed to a third person by the disclosing Party without similar restrictions on such third person's rights; or

            6. is approved for release by written authorization of the disclosing Party; or

            7. is required to be made public by the receiving Party pursuant to applicable law or regulation provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders.

       E. Effective Date. Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement. The obligation to that information as confidential shall survive the termination of this Agreement.


XXV.   ARBITRATION
       -----------

       A. Any controversy or claim arising out of, or relating to, this Contract or the breach thereof shall be settled by arbitration, in accordance with the rules then obtaining, of the American Arbitration Association, and judgment upon the award rendered may by entered in any court having jurisdiction of the controversy or claim. As an express condition precedent to any legal or equitable action or proceeding in the event of disputes or controversies as to the amount of loss or damage arising out of this Contract, such disputes or controversies shall first be submitted to the arbitration of two persons, one chosen by each Party, who shall jointly select a third person. Provided, however, that nothing contained herein shall preclude either Party from filing any complaint or other request for action or relief with the FCC or the appropriate state commission, including any appeals thereof. The Party which does not prevail shall pay all reasonable costs of the arbitration or other formal complaint proceeding, including reasonable attorney's fees and other legal expenses of the prevailing Party.

       B. Nothing herein shall preclude DeltaCom from seeking state commission arbitration, pursuant to sections 251-53 of the Telecommunications Act, of issues upon which the Parties hereto were unable to reach agreement during the negotiations hereof. The Parties acknowledge, for example, that they were unable to reach agreement on the availability, rates and terms of local sub-loop unbundling, local loop multiplexing, switch port charges, access to databases, etc., and that such issues will be submitted for resolution by the state commissions through arbitration. BellSouth hereby waives any right to contest DeltaCom's ability to seek state commission and/or FCC review of such unresolved issues.


XXVI.   WAIVERS
        -------

        Any failure by either Party to insist upon the strict performance by the other Party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions of this Agreement, and each Party, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement.


XXVII.  GOVERNING LAW
        -------------

        This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia.


XXVIII. ARM'S LENGTH NEGOTIATIONS
        -------------------------

        This Agreement was executed after arm's length negotiations between the undersigned Parties and reflects the conclusion of the undersigned that this Agreement is in the best interests of all Parties.

XXIX.   NOTICES
        -------

        Any notices required by or concerning this Agreement shall be sent to the Parties at the addresses shown below:

        GENERAL COUNSEL                      Account Manager
        --------------------                 BellSouth Telecommunications, Inc.
        DELTACOM, INC.                       South E4E1
        --------------------                 3535 Colonnade Parkway
        SUITE 101                            Birmingham, Alabama 35243
        --------------------
        700 BOULEVARD SOUTH
        --------------------
        HUNTSVILLE, AL 35802
        --------------------

        Each Party shall inform the other of any changes in the above addresses.

XXX.    ENTIRE AGREEMENT
        ----------------

        This Agreement and its Attachments, incorporated herein by this reference, sets forth the entire understanding and supersedes prior agreements between the Parties relating to the subject matter contained herein and merges all prior discussions between them, and neither Party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as is contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the Party to be bound thereby.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.



/s/  Tom Mullis                        /s/ Jerry Hendrix
-----------------------------------    -------------------------------------
DELTACOM, INC.                         BELLSOUTH
                                       TELECOMMUNICATIONS, INC.
By: Tom Mullis                         By: Jerry Hendrix
Title: Sr. V.P.                        Title: Director
Date:  3/12/97                         Date: 3/12/97
Address: Suite 101                     Address: 675 W. Peachtree Street, N.E.
         700 Boulevard South                    Atlanta, Georgia 30375
         Huntsville, AL 35802

                                 ATTACHMENT A

                            RESERVED FOR FUTURE USE

                                  ATTACHMENT B

                                  DEFINITIONS


     1. "Access Service Request" or "ASR" means an industry standard form used by the Parties to add, establish, change or disconnect trunks for the purposes of interconnection.

     2. "Advanced Intelligent Network" or "AIN" means a network switching and architecture concept that centralizes intelligence in databases and application processors internal to the network rather than in central office switching systems. AIN enables the network to complete interactions (or actions) regarding routing, signaling and information quickly and accurately. The AIN concept permits intelligent database systems and application processors to be either centralized or distributed throughout one network.

     3. "Advanced Intelligent Network Features" or "AIN/IN Features" refers to the replacement or enhancement of electronic switching and electronic network hardware and software functions via the use of distributed network based processors and Common Channel Interoffice Signaling (CCIS/SS7). For example, SCPs and STCs are part of the advanced intelligent network. AIN also features a "service creation environment" which permits the end user or reseller to create, and modify, in near real time, their own network routing instructions for calls to their facilities, creating, in effect a user customizable virtual network.

     4. "Affiliate" means a person that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, another person. For purposes of this paragraph, the term "own" means to own an equity interest (or equivalent thereof) or more than 10 percent.

     5. "American National Standards Institute" or "ANSI" is a private, non-profit organization representing more than 1,300 corporations, 30 government agencies, 20 institutions and 250 trade, labor, consumer, technical and professional organizations which sets voluntary standards for the United States (U.S.). ANSI has established an Information Infrastructure Standards Panel. ANSI is appointed by the U.S. State Department as a representative of the U.S. to the ITU's International Standards Organization.

     6. "Automated Report Management Information System" or "ARMIS" means the most current ARMIS 4308 report issued by the FCC.

     7. "Automatic Number Identification" or "ANI" is a telecommunications carrier signaling parameter that identifies, through industry standard network interfaces and formats (either

SS7/CCIS (preferred), or in band signaling (predecessor technology), the billing number of the calling party. This functionality is also known and referred to as "Calling Party Number" or "CPN." This term is not to be limited by "Called Party Identification" service, another product that is frequently required by call centers.

     8. "Bell Communications Research" or "BellCore" means an organization owned jointly by the RBOC that conducts research and development projects for them.

     9. "Busy Line Verification/BLVI Traffic" or "BLV/BLVI Call" refers to an operator call in which the end user inquires as to the busy status of, or requests an interruption of, a call on an Exchange Service.

    10. "Calling Party Number" or "CPN" means a common channel signalling parameter which refers to the number transmitted through the network identifying the calling party.

    11. "Carrier Identification Code" or "CIC" means a three or four digit number assigned to an IXC that identifies that carrier's traffic.

    12. "Central Office Switch," "Central Office" or "CO" refers to either a means a Switching entity or the physical location (site) which houses a traditional central office switch and its peripherals within the public switched telecommunications network, including but not limited to:

       a. "End Office Switches" which are Class 5 switches from which End User Telecommunications Services are directly connected and offered.

       b. "Tandem Office Switches" which are Class 4 switches which are used to connect and switch trunk circuits between and among Central Office Switches.

       c. "Remote Switching Module" or "RSM" refers to a Central Office architecture element that permits the Central Office switch the ability to extend either line or trunk side interfaces, with all typical service features and functions to a cabinet which is physically remote from the home CO site, and where stand alone capability may or may not be implemented. RSMs are sometimes also referred to as "switches" in the BellSouth infrastructure inventory discussions and to that extent may be used as interchangeable terms.

       d. "Central Office Switches" may be employed as combination End Office and Tandem Office Switches (combination Class 5/Class 4).

    13. "Central Office Equipment" refers to the traditional Central Office Switch itself and all of the peripheral electronics (network elements) that supply network-based processing functions

                                                                    ATTACHMENT B
other than "transport." Network elements which provide "Transport" are generally referred to as "Outside Plant" equipment or electronics.

    14. "Centralized Message Distribution System" or "CMDS" means the billing record and clearing house transport systems that incumbent LECs use to exchange out-collects, in-collects and Carrier Access Billing System ("CABS") records.

    15. "CLASS Features" refers to features and functions (products) which become available on the "line side" of the Central Office through the use of common channel signalling system seven (CCIS/SS7.) CLASS features include, but are not necessarily limited to: Automatic Call Back, Call Trace, Caller ID and Related Blocking Features, Distinctive Ringing/Call Waiting, Selective Call Forward, and Selective Call Rejection. See also: "Software-based network elements and services."

    16. "Commission" means the appropriate regulatory agency in each of BellSouth's nine state regions, Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee.

    17. "Common Channel (Interoffice) Signaling" or "CCIS" means a method of digitally transmitting call set-up and network control data over separate physical or virtual connections from those which normally carry the actual call user connections. This technology supersedes "in-band" signalling. The current industry standard for common carrier network signaling is called Signaling System 7.

    18. "Cross Connect" refers to the equipment physical or logical "meet point" between network elements.

       a. For example, within a wire center, it is a connection between line termination blocks on the two sides of a distribution frame or between individual line terminations on the same side of the frame. Cross connections are made to route traffic from one group of lines to another specific group of lines on the distribution frame, or to route traffic from one individual line to another specific line on the distribution frame.

       b. A piece of manual, electromechanical or electronic apparatus designed to make and rearrange the cross connections among the lines that terminate on a distribution frame. Cross-connect devices are employed where rearrangement of transmission circuits occur infrequently.

    19. "Customer Local Area Signalling Services" or "CLASS" means features available to end users based on availability of CCIS, including, without limitation, Automatic Callback, Call Trace, Caller ID and related blocking, Distinctive Ringing, Call Waiting, Selective Call Forward and Selective Call Rejection.

                                                                    ATTACHMENT B

    20. "DID" or "Direct Inward Dialing" is a feature which allows callers on the public switched network to directly dial a specific PBX or Centrex extension telephone.

    21. "Directory Number Call Forwarding" or "DNCF" is one form of Interim Number Portability ("ISPNP") which is provided through call routing and call forwarding capabilities. DNCF will forward calls dialed to an original telephone number to a new telephone number on a multi-path basis. DNCF is not limited to listed directory numbers.

    22. "Digital Loop Carrier" or "DLC" is as defined in BellCore TR-TSY-000008, "Digital Interface Between the SLC-96 Digital Loop Carrier System and Local Digital Switch" and TR-TSY-00303, "Integrated Digital Loop Carrier (IDLC) Requirements, Objectives and Interface."

    23. "Digital Service - Level 0" or "DS-0" means a signal rate of 64 kilobits per second.

    24. "Digital Service - Level 1" or "DS-1" is an industry standard telecommunications transport channel which can support a digital signaling rate of 1.544 Mbps (Mega Bits Per Second) at industry standard performance levels. Unless identified and priced as "fractional," this channel is assumed to be fully available

    25. "Digital Service - level 3" or "DS-3" is an industry standard telecommunications transport channel which can support a digital signal rate of
44.736 Mbps (Mega Bits Per Second) at industry standard performance levels. Unless identified and priced as "fractional," this channel is assumed to be fully available.

    26. "DSX" or "Digital and Access Cross-connect System ("DACS") is a cross-connection product (including a mounting bay/panel) used for termination of equipment and facilities operating at digital rates.

    27. "Electronic Data Interchange," "Electronic File Transfer" or "EFT" is a process which utilizes an electronic format and protocol to send/receive digital data business documents between different companies' computers over phone lines. There are several generally accepted industry standards for EFT, pending acceptance of a single common standard.

    28. "Exchange Access" means the offering of access to telephone exchange services or facilities for the purpose of the origination or termination of telephone toll services.

    29. "Exchange Message Record" or "EMR" is a term used to refer to the current standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement and study data. EMR format is currently contained in

                                                                    ATTACHMENT B

BR-0l0-200-010 CRIS Exchange Message Record, a Bellcore document which has traditionally defined Bell standards for exchange message records.

    30. "Exchange Service" is a traditional marketing term used to refer to a service offered to end users which provides the end user with a telephonic connection to, and a unique local telephone number address on, the public switched telecommunications network, and which enables such end user to generally place calls to, or receive calls from, other stations on the public switch telecommunications network. Exchange Services include, but are not limited to, basic residence and business line service, PBX trunk line service, pay telephone stations, pay phone line service, Centrex and Centrex-like line services, AIN, and ISDN line/trunk services. Exchange Service does not traditionally include Private Line, Toll, Switched and Special Access (digital channel) services, which have traditionally been separately billed and regulated, although today these services are frequently formed from and bundled within common transport and network elements.

    31. "Feature Group A" or "FGA" means FGA interexchange access as defined in BellSouth's FCC Tariff No. l.

    32. "Feature Group B" or "FGB" means FGB interexchange access as defined in BellSouth's FCC Tariff No.1.

    33. "Feature Group D" or "FGD" means FGD interexchange access as defined in BellSouth's FCC Tariff No. l.

    34. "Interconnection" means the connection between network elements that enable the formation of network systems. The objective of interconnection is to provide transport and transparent interoperation among separate pieces of equipment, transmission facilities, etc., within, between or among networks. The architecture of interconnection may include several industry standard or regulatory structured methods including, but not limited to, collocation arrangements ("physical" and "virtual" collocation) arrangements via industry standard interface arrangements.

    35. "Interconnection Point," "Point of Interconnection" or "POI" includes all points where DeltaCom is entitled to interconnect with BellSouth under the terms of this Agreement, including, without limitation, points on the line side and trunk side of each Network Element.

                                                                    ATTACHMENT B

    36. "Interface" refers to the physical and logical point or points on a given network element where transmission, operations, administration, maintenance, provisioning and management connections are made. Specifically, the Interface includes (1) a common boundary between two or more items of equipment, (2) a physical point of demarcation between two devices where all the signals which pass are defined; the definition includes the type, quality and function of the interconnection circuits, as well as the type and form of signals interchanges by those circuits, and (3) the procedure, codes and protocols enabling dissimilar devices to communicate. The original equipment manufacturer of the network element generally incorporates one or more standard (or in some cases, proprietary) interfaces to each network element that allows the element to "plug into" and become part of the overall integrated telecommunications system. The same interfaces are used by both the incumbent and the competitive LECs. The technical specifications of the element's interface(s) are specified by manufacturer prior to sale. Compliance to industry standards organizations interface specifications, and the modular ability to retrofit subsequent industry standard specifications is requited by the buyer of any given network element.

    37. "Interexchange Carrier" or "IXC" traditionally means a provider of stand-alone interexchange telecommunications services. Under the new Act, the term IXC may be interpreted to embrace any competitive intermediary telecommunications carrier providing switched (and/or private line) services between switching entities operated by local exchange service providers (BOC-LEC, Independent-LEC, Competitive-LEC, Wireless-LEC). IXC connectivity is typically an access services arrangement. The use of this term does not preclude the provider from also offering bundled telecommunications services.

    38. "Integrated Services Digital Network" or "ISDN" refers to a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice, data, video or multimedia services. Basic Rate Interface-ISDN (BRI-ISDN) provides for digital transmission of two 64 Kbps bearer channels and one l6 Kbps data channel (2B + D). Primary Rate Interface-ISDN (PRI-ISDN) provides for digital transmission of twenty-three (23) 64 Kbps bearer channels and one (1) 16 Kbps data channel (23B + D). Unless identified and priced as "fractional" both BRI and PRI ISDN circuits are assumed to be fully available.

    39. "Interim Number Portability" or "INP" refers to the temporary means by which BellSouth allows customers to retain their existing telephone numbers when changing from one local exchange carrier to another. This service provides transparent delivery of Telephone Number Portability ("TNP") capabilities, from a customer standpoint in terms of call completion, and from a carrier standpoint in terms of compensation, through the use of call routing, forwarding, and addressing capabilities. The interim nature of these arrangements result from the fact that their performance and cost cannot meet or sustain end-user customer or co-carrier expectations. Standards for permanent number portability will be set by regulatory stricture, and both Parties agree to implementation of permanent number portability at the earliest possible point in time.

                                                                    ATTACHMENT B

    40. "InterLATA Service" means telecommunications between a point located in one LATA and a point located outside such area.

    41. "Intermediary function" means the delivery of local traffic from a local exchange carrier other than BellSouth; an ALEC other than DeltaCom; another telecommunications company such as a wireless telecommunications provider through the network of BellSouth or DeltaCom to an end user of BellSouth or DeltaCom.

    42. "IntraLATA Service" means telecommunications between a point located in one LATA and a point located in the same LATA.

    43. "International Telecommunications Union" or "ITU" is a United Nations organization which comprises the organization previously known as the CCITT. Open Standards Interconnection (OSI) standards are established by the ITU. Telecommunications Management Network (TMN) standards are a subset of the OSI model. The American National Standards Institute (ANSI) is appointed by the State Department as a U.S. representative to the ITU's ISO.

    44. "Line Side" refers to local loop interface ports of an end office switch that are programmed to treat the circuit as a local line connected to an ordinary telephone station set.

    45. "Link" or "Loop" are synonyms for a communications channel or circuit on the line side or the trunk side of the common carrier switching element. This term has been used as a marketing term to refer to an element of "Exchange Service" whereby BellSouth provides transport between the Minimum Point of Entry
(MPOE) at an end user premise and the BellSouth wire center from which the transport is extended. The communications channel, circuit or group of channels or circuits which are segmented from a transmission medium that extends from BellSouth's Central office or wire center's Main Distribution Frame, DSX-panel, or functionally comparable piece of equipment, to a demarcation point or connector block in/at a customer's premises. "Links" are communications channels or circuits, which may be provided as 2-wire or 4-wire copper pairs, as radio frequencies or as a channel on a high-capacity feeder/distribution facility so long as all industry standard interface, performance, price, privacy, reliability and other operational characteristics are functionally transparent and are equal to or better than that of dedicated copper pairs. Examples of communications channels or circuits that are "links" or "loops" include, but are not limited to:

    46. "Basic Voice Grade Line/Link/Circuit" is a basic voice grade line which is a two wire circuit or equivalent voice frequency channel for the transmission of analog signals with an approximate bandwidth of 300 to 3000 Hz (3 Khz analog or 56 Kbps digital (POTS grade, capable of transmitting voice or analog data transmissions up to 28.8 BPS with current generation modems). In addition, Basic Links must meet all RELRA and USF requirements for "basic telephone service" imposed by State and Federal regulatory authorities. Digital signaling,

                                                                    ATTACHMENT B
transmission performance and reliability characteristics for basic "link" circuits are a matter of industry standard, having an expected measured loss or gain of approximately +/-6dB, and a signal to noise ratio that does not exceed (fill-in) and capable of supporting fully functional connections for up to 2 miles from the nearest electronic network element. Within the 300 to 3000 Hz range, "Basic Links" will support all standard signalling arrangements including repeat loop start, loop reverse battery, or ground start seizure and disconnect in one direction (toward the end office switch), and repeat ringing in the other direction (toward the end user).

     a. "ISDN link/loop/circuit is an ISDN link which provides a 2-wire ISDN digital circuit connection that will support digital transmission of two 64 Kbps clear channels and one 16 Kbps data channel (2B+D), suitable for provision of BRI-ISDN service. ISDN links shall be provisioned by least cost planning methodologies sufficient to insure industry standard interface, performance, price, reliability and operational characteristics are functionally transparent and are equal to or better than dedicated copper pairs. All things being equal, "Broadband ISDN" is preferred to CO-based ISDN circuits. Unless specifically identified and priced as "fractional" these circuits are assumed to be fully available.

     b. "4-Wire DS-1 Digital Grade Links" will support full duplex transmission of isochronous serial data at 1.544 Mbps, and provide the equivalent of 24 voice grade channels. Unless specifically identified and priced as "fractional" these circuits are assumed to be fully available.

   47. "Local Exchange Carrier" or "LEC" means any carrier that provides local common carrier telecommunications services to business and/or residential subscribers within a given LATA and interconnects to other carriers for the provision of alternative telecommunications products or services, including, but not limited to toll, special access, and private line services. This includes the Parties to this Agreement. The term "Incumbent-LEC" or "I-LEC" is sometimes used to refer to the dominant LEC for a particular locality (such as BellSouth). Such Incumbent-LECs include both Bell Operating Companies ("BOCs") and non-BOC LECs, which are often referred to as "Independent-LECs." By contrast, new entrants into the local exchange market are sometime referred to as "Competitive LECs" or "CLECs," or sometimes as "Alternative LECs" or "ALECs."

   48. "Local Exchange Routing Guide" or "LERG" means a BellCore Reference customarily used to identify NPA-NXX routing and homing information, as well as network element and equipment designations.

   49. "Local Traffic" means any telephone call that originates in one exchange or LATA and terminates in either the same exchange or LATA, or a corresponding Extended Area Service ("EAS") exchange. The terms Exchange, and EAS exchanges are defined and specified in Section A3. of BellSouth's General Subscriber Service Tariff.

                                                                    ATTACHMENT B

    50. "Local Interconnection" means (1) the delivery of local traffic to be terminated on each Party's local network so that end users of either Party have the ability to reach end users of the other Party without the use of any access code or substantial delay in the processing of the call; (2) the LEC unbundled network features, functions, and capabilities set forth in this Agreement; and
(3) Service Provider Number Portability sometimes referred to as temporary telephone number portability to be implemented pursuant to the terms of this Agreement.

    51. "Local Interconnection Trunks/Trunk Groups" means equipment and facilities that provide for the termination of Local Traffic and intraLATA traffic.

    52. "Local Access and Transport Area" or "LATA" means one of 161 contiguous geographic areas established pursuant to the AT&T Content Decree to define the permitted operating regions of the RBOCs prior to the enactment of the Telecommunications Act of 1996.

   53. "Long Run Incremental Cost" or "LRIC" refers to the costs a company would incur (or save) if it increases (or decreases) the level of production of an existing service or group of services. These costs consist of the costs associated with adjusting future production capacity and reflect forward-looking technology and operations methods.

    54. "MECAB" refers to the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum
(OBF), which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions (ATIS). The MECAB document published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECS (including a LEC and a C-LEC), or by one LEC in two or more states within a single LATA.

    55. "MECOD" refers to the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions (ATIS). The MECOD document, published by Bellcore as Special Report, SR STS-002643, establishes methods for processing orders for access service which is to be provided by two or more LECs.

   56. "Meet-Point Billing" or "MPB" refers to a mutual compensation arrangement whereby two LECs provide the transport element of a switched access service to one of the LEC's end office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by law, regulatory requirements, this agreement or, where permissible, effective access

                                                                    ATTACHMENT B
tariffs. MPB concepts are also incorporated in some LEC-toll (intraLATA) mutual compensation arrangements.

   57. "Multiple Bill/Multiple Tariff method" means the meet-point billing method where each LEC (or C-LEC) prepares and renders its own meet point bill to the IXC in accordance with its own tariff for that portion of the jointly provided switched Access Service which the LEC (or C-LEC) provides. Bellcore's MECAB document refers to this method as "Multiple Bill/Single Tariff."

   58. "Mutual Traffic Exchange" means that the sole compensation to a Party for termination of specified categories of traffic shall be the reciprocal services provided by the other Party. Each Party shall bill its own customers for such categories of traffic and retain all revenues resulting therefrom.

   59. "North American Numbering Plan" or "NANP" is the system of telephone numbering employed in the United States, Canada, and certain Caribbean countries.

   60. "Network Element" means any facility or equipment used by BellSouth in the provision of Exchange Services, and all features, functions and capabilities that are provided by means of such facility or equipment, including numbering systems, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing or other provision of a telecommunications service.

   61. "Network Management Forum" is a consortium of 160 U.S. and international carriers and global alliances, including SITA, Unisource and others. Their objective is to determine specific interoperability needs, so that manufacturers, of network management equipment will have the detailed technical specification needed to develop interoperable standards. For the purposes of this Agreement, both Parties agree to accept the NMF standards and solutions for OAM&P interconnections.

   62. "Numbering Plan Area" or "NPA" is also sometimes referred to as an area code. This is the three digit indicator which is defined by the "A," "B," and "C" digits of each "digit" telephone number within the North American Numbering Plan ("NANP"). Each NPA contains 800 Possible NXX Codes. At present, there are two general categories of NPA, "Geographic NPAs" and "Non--Geographic NPAS." A "Geographic NPA" is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that Geographic area. In some locations, and ultimately with number portability, more than one area code will be associated with many geographic areas. A "Non-Geographic NPA," also known as a "Service Access Code" (SAC Code) is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 500, 800, 900, 700, and 888 are examples of Non-Geographic NPAS.

                                                                    ATTACHMENT B

    63. "NXX," "NXX Code," "Central Office Code" or "CO Code" is defined by the "D," "E," and "F" digits of a 10-digit telephone number within the North American Numbering Plan. Each NXX Code contains 10,000 station numbers. Historically, entire NXX code blocks have been assigned to specific individual local exchange end office switches, because, in general, this approach did not conflict with geographic numbering except as the CO approached number exhaustion. Where there are multiple COs in the same geographic area, this assignment method must change. With the advent of end-user telephone number portability, the usual one-on-one association on an NXX with an end office switching entity will be severed.

    64. "OAM&P" or "Operations, Administration, Maintenance and Provisioning Functions" are those automated and manual functions which insure quality of service and least cost planning, management and operations for telecommunications service providers. These functions, have traditionally been addressed through the user of operations support, decision support and administrative support systems, and are now generally in the process of being integrated under client-server and mainframe network management platforms such as HP's Open View, IBM's NetView and SUN's various network management product sets.

    65. "OZZ Codes" define FGD call paths through a LEC's access Tandem Office Switch.

    66. "Percent of Interstate Usage" or "PIU" means a factor to be applied to terminating access services minutes of use to obtain those minutes that should be rated as interstate access services minutes of use. The numerator includes all interstate "nonintermediary" minutes of use, including interstate minutes of use that are forwarded due to service provider number portability less any interstate minutes of use for Terminating Party Pays services, such as 800 Services. The denominator includes all "nonintermediary", local, interstate, intrastate, toll and access minutes of use adjusted for service provider number portability less all minutes attributable to terminating party pays services.

   67. "Percent Local Usage" or "PLU" means a factor to be applied to intrastate terminating minutes of use. The numerator shall include all "nonintermediary" local minutes of use adjusted for those minutes of use that only apply local due to Service Provider Number Portability. The denominator is the total intrastate minutes of use including local, intrastate toll, and access, adjusted for Service Provider Number Portability less intrastate terminating party pays minutes of use.

   68. "Permanent Number Portability" means the use of a database solution to provide fully transparent TNP for all customers and all providers without limitation.

   69. "Port" and "Slot" are terms used to describe physical interfaces and traffic carriage capacity of some network elements. One "port" is needed for each connection capable of carrying

                                                                    ATTACHMENT B
one message into or out of the network element to other network elements. One "slot" is needed within each network element for each message to be handled simultaneously with other messages. Port categories include, but are not limited to:

      a. "2-wire analog line port" is a line side switch connection employed to provide basic residential and business type analog telephone services.

      b. "2-wire ISDN digital line port" is a set of Basic Rate Interface (BRI) line side switch connections which actually consists of multiple paths or interfaces to the switching network (2B + D). It is employed to provide residential and business type digital telephone services. The port connections may or may not be the same Central Office switch (network element) that provides analog services. When ISDN is provisioned as "broadband" ISDN through current generation digital switches the cost causation is totally different than when the digital service is provisioned as a set of CO port attachments.

      c. "2-wire analog DID trunk port" is a direct inward dialing (DID) trunk side switch connection employed to provide incoming trunk-side services. Each port provisioned permits one simultaneous connection to the customer premises equipment.

      d. "4-wire DS-1 digital DID trunk port" is a direct inward dialing (DID) trunk side switch connection which is time division multiplexed to provide the equivalent of 24 analog incoming trunk type DID trunk ports.

      e. "4-wire DS-1 digital CBWT trunk port" is a trunk side switch connection which is time division multiplexed to provide the equivalent of 24 analog incoming trunk ports which may be programmed as DID, CBWT, TIE, or dedicated private trunk circuits.

      f.  "4-wire ISDN digital DS-1 trunk port" is a Primary Rate Interface
(PRI) trunk side switch connection which is time division multiplexed to provide the equivalent of 23 digital one or two-way trunk ports and one signalling trunk port (23 B+D), where the B channels can be programmed as digital DID, CBWT, TIE, Private Line or Special Access trunk circuits. The port connections may or may not be the same Central Office switch (network element) that provides analog services.

   70. "Rate Center" currently refers to a specific geographic point, designated by latitude and longitude, a corresponding V and H coordinate pair, and an associated geographic area which has heretofore been defined by the incumbent LEC industry to be associated with switched message telecommunications services (MTS). Rate centers, sometimes also known as exchange areas, often determine the regions within which particular classes, features, and pricing for exchange services are uniformly administered. Each NPA-NXX code combination is associated with a single rate center, although any one such code may only service a fraction of the rate center area when the rate

                                                                    ATTACHMENT B
center areas circumscribes multiple serving wire centers. Where retail MTS services contain a distance sensitive rate element, the valuation of that element utilizes the calculated distance between the V and H coordinate pairs of the originating and terminating rate centers.

    71. "Rating Point" means the vertical and horizontal coordinates associated with a particular telephone number for rating purposes.

    72. "Routing Point" traditionally refers to a location which a LEC or CLEC has designated on its own network as the homing (routing) point for traffic inbound to Telecommunications Services provided by the LEC or CLEC which bear a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access Services. At present, Bellcore Practice BR 795-100-100, places the Routing Point at either an "End Office" location, or a "LEC Consortium Point of Interconnection." According to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9,10,11, where (x) may be any alphanumeric A-Z or 0-9. Nothing in this Agreement shall be construed to preclude either Party hereto from establishing its own Routing Points.

   73. "Service Control Point" or "SCP" is network element of the common channel signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real-time processor with a database system that, based on a query from a Service Switching Point ("SSP"), performs software-based common carrier, subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

   74. "Signal Transfer Point" or "STP" is a network element (presently a packet switch) that routes signaling messages among Service Switching Points
(SSPs), Service Control Points (SCPs), Signaling Points (SPs) and other network elements in order to set up calls and to query databases for digital telecommunications services using CCIS/SS7 and software-based common carrier telecommunications services.

   75. "Software-based Network Elements and Services" refers to those features, functions and services which are inherent capabilities of the current Central Office Equipment (e.g., the #5ESS 5E8 or 5E9 software program, or an end-office or CO-based peripheral processor), and can be activated with relatively minor cost such as local programming or right to use fees. Examples of such services include CENTREX, electronic station equipment functions.

   76. "Subscriber Traffic" or "Subscriber Call(s)" refers to calls between two or more telecommunications service users, where both telecommunications services users bear NPA-NXX designations associated with the same LATA or other authorized area (e.g., Extended Area Service

                                                                    ATTACHMENT B

Zones in adjacent LATAs). The traditional definition of Subscriber Traffic includes the traffic types have included as "local calling," "extended area service (EAS)," and "intraLATA toll."

    77. "Switched Access Detail Usage Data" shall mean a category 1101XX record as defined in the EMR Bellcore Practice BR 0l0-200-O10.

    78. "Switched Access Summary Usage Data" shall mean a category 1150XX record as defined in the EMR Bellcore Practice BR 010-200-O10.

    79. "Switched Access Service" means the offering of facilities for the purpose of the origination or termination of traffic to or from telecommunications services offered in a given area. Switched Access Services include: Feature Group A, Feature Group B, Feature Group D, 800 access, and 900 access.

    80. "Synchronous Optical Network" or "SONET" is a set of optical interface standards that allow optical transmission at rates from 51.4 Mbps to 13.22 Gbps. Synchronous optical network standard is an ultra-high-speed, fiber-optic transmission standard developed by Bellcore for large-scale, fiber-based digital transmission networks that use equipment form many different manufacturers. It is the first telecom industry agreement on standardized interfaces between fiber optic transmission systems and is well on the way to becoming an international standard. Because all SONET-compatible devices speak a common language, network administrators will gain network-wide use of advanced operation and maintenance systems, regardless of who made individual network components. The SONET standard is built around a 51.84 Mbps basic communications channel that is multiplexed upward. SONET line-rate standards now include network bandwidths up to 2.488 Gbps, a rate equivalent to 48 basic SONET communications channels. SONET network standards incorporate present-day 1.544 Mbps DS-1 service and 44.6 Mbps DS-3 service as subsets of the 51.84 Mbps SONET basic channel. SONET will eventually become the primary avenue for transporting broadband ISDN services. Major network equipment manufacturers are introducing network products claiming conformity to the SONET standard.

    81. "Telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent or received.

    82. "Telecommunications Act of 1996" or "Act" means Public Law 104-104 of the United States Congress effective February 8, 1996. The Act amended the Communications Act of 1934 (47, U.S.C. Section 1 et seq.).

    83. "Telecommunications Carrier" means any provider of telecommunications services.

                                                                    ATTACHMENT B

   84. "Telecommunications Service" means the offering of telecommunications for a fee directly to the public, to such classes of users as to be effectively available to the public, or to telecommunications carriers, regardless of the facilities used.

   85. "Telephone Number Portability" or "TNP" is the means by which BellSouth allows customers to retain their existing telephone numbers when changing from one local exchange carrier to another. This service provides transparent delivery of telephone number capabilities, from a customer standpoint in terms of call completion, and from a carrier standpoint in terms of compensation, through the use of call routing, forwarding, and addressing capabilities. Permanent number portability standards will be set by regulatory action, and both Parties agree to implementation of permanent number portability at the earliest possible point in time. The performance and cost of permanent number portability meets end-user customer or co-carrier expectations on a sustainable basis. (See also Interim Number Portability and Permanent Number Portability.)


   86. "Total Service Long Run Incremental Cost" or "TSLRIC" is the total additional cost incurred by a telecommunications services provider to produce the entire quantity of a service, group of services, or basic network functions, given that the telecommunications services provider already provides all its other services. TSLRIC is based on the least cost, most efficient technology that is capable of being implemented at the time the decision to provide the service is made.

   87. "Toll Free Service" means service provided with any dialing sequence that invokes toll-free (i.e., 800-like) service processing. Toll Free Service includes calls to the Toll Free Service 800/888 NPA SAC codes.

   88. "Transit Calls" or "Intermediary Function" means intraLATA calls (local and toll) sent between the Parties originating from or terminating to an end user of a third-party LEC, CLEC, wireless provider, or other carrier or calls sent between the Parties destined for or originating from an LYC.

   89. "Trunk Side" refers to a central office switch connection that is capable of, and has been programmed to treat the circuit as connecting to another switching entity. Trunk side connections offer those transmission and signaling features appropriate for the connection of switching elements, and cannot be used for the direct connection of ordinary telephone station sets. Incoming telecommunications services from the trunk to the line-side and for trunk-side-to-trunk side connections within any switching element should experience no less than a P.001 blocking probability in the average peak busy hour of the year, and should meet or exceed this level at all other times. This is a means to ensure that end-to-end blocking, which is cumulative, does not exceed a consistent P.02 for all call types in a multi-carrier network.

                                                                    ATTACHMENT B

   90. "Wire Center" denotes a building or space within a building which serves as an aggregation point on a given carrier's network, where transmission facilities and circuits are connected or switched. Wire Center can also denote a building in which one or more central offices, used for the provision of telecommunications services are located. The Parties hereby agree that interconnection will be available at any wire center which meets any or all legislative, judicial and regulatory eligibility standards for interconnection. Interconnection services and access to these interconnections shall not unreasonably by withheld by either Party on any grounds.

    91. "Undefined Terms." The Parties acknowledge that terms may appear in this Agreement which are not defined and agree that any such terms shall be construed in accordance with their customary usage in the telecommunications industry as of the effective date of this Agreement.

                                                                    ATTACHMENT B

                                ATTACHMENT C-1

                Unbundled Products and Services and New Services

Service:        Virtual Collocation

Description:    Virtual Expanded Interconnection Service (VEIS) provides for location interconnection in collocator-provided/BellSouth leased fiber optic facilities to BellSouth's switched and special access services, and local interconnection facilities.

State(s):       All

Rates, Terms
    and
Conditions:     In all states, the rates, terms and conditions will be applied as set forth in Section 20 of BellSouth Telecommunication's
                Inc.'s Interstate Access Service Tariff, F.C.C. No.1.



Service:        Physical Collocation

Description:    Per FCC  (10/19/92 FCC Order, para 39)
                Physical Collocation is whereby "the interconnection party pays for LEC central office space in which to locate the equipment necessary to terminate its transmission links, and has physical access to the LEC central office to install, maintain, and repair this equipment."

State(s):       All

Rates, Terms
    and
 Conditions:    In all states, the rates and availability will be as provided in the "rates for Physical Interconnection" tables which follow.

                      RATES FOR PHYSICAL INTERCONNECTION


====================================================================================================================================
  Rate Element                      Application/Description                 Type of Charge                 Rate
====================================================================================================================================
Application Fee                     Applies per arrangement per             Nonrecurring               Tariff Rates
                                    location                                                           (same as virtual)
------------------------------------------------------------------------------------------------------------------------------------
Space Preparation Fee               Applies for survey and design of        Nonrecurring               ICB - See Note 1
                                    space, covers shared building                                      Will not be less than $1800
                                    modification costs                                                 - not to exceed $8500 unless
                                                                                                       HVAC or power plant update.
                                                                                                       If so, rates to be ICB.
------------------------------------------------------------------------------------------------------------------------------------
Space Construction Fee              Covers materials and construction       Nonrecurring               $29,744.00
                                    of optional cage in 100 square                                     See Note 2
                                    foot increments
------------------------------------------------------------------------------------------------------------------------------------
Cable Installation Fee              Applies per entrance cable              Nonrecurring               Tariff Rates
                                                                                                       (same as virtual)
------------------------------------------------------------------------------------------------------------------------------------
Floor Space                         Per square foot, for Zone A and         Monthly Recurring          $7.50/$6.75
                                    Zone B offices, respectively                                       See Note 3
------------------------------------------------------------------------------------------------------------------------------------
Power                               Per ampere based on manufacturer's      Monthly Recurring          $5.14 per ampere
                                    specifications
------------------------------------------------------------------------------------------------------------------------------------
Cable Support Structure             Applies per entrance cable              Monthly Recurring          $13.35 per cable
------------------------------------------------------------------------------------------------------------------------------------
POT Bay                             Optional Point of Termination           Monthly Recurring          $1.20/$5.00
                                    bay; rate is per DS1/DS3 cross-                                    See Note 4
                                    connect, respectively
------------------------------------------------------------------------------------------------------------------------------------
Cross-Connects                      Per DS1/DS3, respectively               Monthly Recurring          $8.00/$72.48
------------------------------------------------------------------------------------------------------------------------------------
Security Escort                     First and additional half hour           As Required               $41.00/25.00 B
                                    increments, per tariff rate in                                     $48.00/$30.00 O
                                    Basic time (B), Overtime (O),                                      $55.00/$35.00 P
                                    and Premium time (P)
====================================================================================================================================


Note 1: Will be determined at the time of the application based on building and space modification requirements for shared space at the requested CO
Note 2: Applies only to collocators who wish to purchase a steel-gauge cage enclosure. Carries may also pay $330.00 per square foot for the first 100 square feet and $242.00 for each additional 100 square feet in the same CO in lieu of space preparation and construction fees. This option does not apply where HVAC, power plant or both upgrade is required.
Note 3: See attached list for Zone A offices as of May 1996. This list will be amended monthly.
Note 4:  Applies when collocator does not supply their own POT bay.

  BellSouth Zone A Offices - as of May 1996            EX = Exempt from Physical
--------------------------------------------------------------------------------

    STATE            CITY                     OFFICE            CLLI/
                                                                STATUS
--------------------------------------------------------------------------------
  AL           Birmingham               Main & Toll             BRHMALMA      EX
--------------------------------------------------------------------------------
               Montgomery               Main & Toll             MTGMALMT
--------------------------------------------------------------------------------
               Mobile                   Azalea                  MOBLALAZ
--------------------------------------------------------------------------------
  FL           Boca Raton               Boca Teeca              BCRTFLBT
--------------------------------------------------------------------------------
               Fort Lauderdale          Main Relief             FTLDFLMR
--------------------------------------------------------------------------------
                                        Cypress                 FTLDFLCY
--------------------------------------------------------------------------------
                                        Plantation              FTLDFLPL
--------------------------------------------------------------------------------
               Jacksonville Beach       Main                    JCBHFLMA
--------------------------------------------------------------------------------
               Jacksonville             Arlington               JCVLFLAR
--------------------------------------------------------------------------------
                                        Beachwood               JCVLFLBW
--------------------------------------------------------------------------------
                                        Clay Street             JCVLFLCL
--------------------------------------------------------------------------------
                                        Southpoint              JCVLFLJT      EX
--------------------------------------------------------------------------------
                                        Normandy                JCVLFLNO
--------------------------------------------------------------------------------
                                        Riverside               JCVLFLRV
--------------------------------------------------------------------------------
                                        San Jose                JCVLFLSJ      EX
--------------------------------------------------------------------------------
                                        San Marco               JCVLFLSM
--------------------------------------------------------------------------------
                                        Westconnett             JCVLFLWC
--------------------------------------------------------------------------------
                                        Mandarin Avenues        MNDRFLAV      EX
--------------------------------------------------------------------------------
                                        Mandarin Loretto        MNDRFLLO
--------------------------------------------------------------------------------
               Lake Mary                Lake Mary               LKMRFLMA      EX
--------------------------------------------------------------------------------
               Miami                    Grande                  MIAMFLGR
--------------------------------------------------------------------------------
                                        Palmetto                MIAMFLPL
--------------------------------------------------------------------------------
                                        Alhambra                MIAMFLAE
--------------------------------------------------------------------------------
                                        Bayshore                MIAMFLBA
--------------------------------------------------------------------------------
                                        Metro                   MIAMFLME
--------------------------------------------------------------------------------
               Melbourne                Main                    MLBRFLMA
--------------------------------------------------------------------------------
               Orlando                  Magnolia                ORLDFLMA
--------------------------------------------------------------------------------
                                        Azalea Park             ORLDFLAP
--------------------------------------------------------------------------------
                                        Sand Lake               ORLDFLSL
--------------------------------------------------------------------------------
                                        Pinecastle              ORLDFLPC
--------------------------------------------------------------------------------
                                        Pinehills               ORLDFLPH
--------------------------------------------------------------------------------
               West Palm Beach          Annex (Main Annex)      WPBHFLAN

--------------------------------------------------------------------------------
  GA           Athens                   Athens                  ATHNGAMA
--------------------------------------------------------------------------------
               Atlanta                  Courtland St            ATLNGACS
--------------------------------------------------------------------------------
                                        Peachtree Pl            ATLNGAPP
--------------------------------------------------------------------------------
                                        Buckhead                ATLNGABU
--------------------------------------------------------------------------------
                                        East Point              ATLNGAEP
--------------------------------------------------------------------------------
                                        Toco Hills              ATLNGATH
--------------------------------------------------------------------------------
                                        Sandy Springs           ATLNGASS
--------------------------------------------------------------------------------
               Lilburn                  Lilburn                 LLBNGAMA
--------------------------------------------------------------------------------
               Smyrna                   Power Ferry             SMYRGAPF
--------------------------------------------------------------------------------
                                        Smyrna Main             SMYRGAMA
--------------------------------------------------------------------------------
               Tucker                   Tucker Main             TUKRGAMA      EX
--------------------------------------------------------------------------------
               Roswell                  Roswell Main            RSWLGAMA
--------------------------------------------------------------------------------
               Norcross                 Norcross Main           NRCRGAMA
--------------------------------------------------------------------------------
               Marietta                 Marietta Main           MRRTGAMA
--------------------------------------------------------------------------------
               Dunwoody                 Dunwoody Main           DNWDGAMA
--------------------------------------------------------------------------------
               Alpharetta               Alphareta Main          ALPRGAMA
--------------------------------------------------------------------------------
               Columbus                 Columbus Main           CLMBGAMT
--------------------------------------------------------------------------------
  KY           Louisville               Armory Place            LSVLKYAP      EX
--------------------------------------------------------------------------------
                                        Westport Rd             LSVLKYWE      EX
--------------------------------------------------------------------------------
                                        Beechmont               LSVLKYBE
--------------------------------------------------------------------------------
                                        Bardstown Road          LSVLKYBR      EX
--------------------------------------------------------------------------------
                                        Fern Creek              LSVLKYFC
--------------------------------------------------------------------------------
                                        JTown                   LSVLKYJT
--------------------------------------------------------------------------------
                                        Matthews                LSVLKYSM
--------------------------------------------------------------------------------
                                        Third Street            LSVLKYTS
--------------------------------------------------------------------------------
  LA           New Orleans              Main                    NWORLAMA
--------------------------------------------------------------------------------
               Baton Rouge              Main                    BTRGLAMA
--------------------------------------------------------------------------------
  MS           Hattiesburg              Hattiesburg Main        HTBGMSMA
--------------------------------------------------------------------------------
               Jackson                  Cap Pearl               JCSNMSCP
--------------------------------------------------------------------------------
               Vicksburg                Vicksburg               VCBGMSMA
--------------------------------------------------------------------------------
  NC           Cary                     Central                 NARYNCCE
--------------------------------------------------------------------------------
               Chapel Hill              Rosemay                 CPHLNCRO
--------------------------------------------------------------------------------
               Charlotte                Caldwell                CHRLNCCA
--------------------------------------------------------------------------------
                                        South Boulevard         CHRLNCBO

--------------------------------------------------------------------------------
                                        Derita                  CHRLNCDE
--------------------------------------------------------------------------------
                                        Erwin                   CHRLNCER
--------------------------------------------------------------------------------
                                        Lake Point              CHRLNCLP
--------------------------------------------------------------------------------
                                        Reid                    CHRLNCRE      EX
--------------------------------------------------------------------------------
                                        Sharon Amity            CHRLNCSH
--------------------------------------------------------------------------------
                                        University              CHRLNCUN      EX
--------------------------------------------------------------------------------
               Greensboro               Eugene St               GNBONCEU
--------------------------------------------------------------------------------
               Raleigh                  Morgan                  RLGHNCMO
--------------------------------------------------------------------------------
                                        New Hope                RLGHNCHO
--------------------------------------------------------------------------------
               Salisbury                Main                    SLBRNCMA
--------------------------------------------------------------------------------
               Winston Salem            Fifth Street            WNSLNCFI
--------------------------------------------------------------------------------
               Ashville                 O'Henry                 AHVLNCOH
--------------------------------------------------------------------------------
  SC           Charleston               Dial & Toll             CHTNSCDT
--------------------------------------------------------------------------------
               Columbia                 Senate St               CLMASCSN      EX
--------------------------------------------------------------------------------
                                        At. Andrews             CLMASCSA
--------------------------------------------------------------------------------
               Greenville               D&T                     GNVLSCDT
--------------------------------------------------------------------------------
                                        Woodruff Road           GNVLSCWR      EX
--------------------------------------------------------------------------------
               Spartenburg              Main                    SPBGSCMA
--------------------------------------------------------------------------------
  TN           Knoxville                Main                    KNVLTNMA
--------------------------------------------------------------------------------
               Memphis                  Bartlett                MMPHTNBA
--------------------------------------------------------------------------------
                                        Chickasaw               MMPHTNCT
--------------------------------------------------------------------------------
                                        Eastland                MMPHTNEL
--------------------------------------------------------------------------------
                                        Germantown              MMPHTNGT
--------------------------------------------------------------------------------
                                        Main                    MMPHTNMA      EX
--------------------------------------------------------------------------------
                                        Oakville                MMPHTNOA
--------------------------------------------------------------------------------
                                        Southland               MMPHTNSL
--------------------------------------------------------------------------------
               Nashville                Main & Toll             NSVLTNMT
--------------------------------------------------------------------------------
                                        Airport                 NSVLTNAP
--------------------------------------------------------------------------------
                                        Brentwood               NSVLTNBW
--------------------------------------------------------------------------------
                                        Crieve Hall             NSVLTNCH
--------------------------------------------------------------------------------
                                        Donelson                NSVLTNDO
--------------------------------------------------------------------------------
                                        Inglewood               NSVLTNIN
--------------------------------------------------------------------------------
                                        Sharondale              NSVLTNST
--------------------------------------------------------------------------------
                                        University              NSVLTNUN
--------------------------------------------------------------------------------

                                ATTACHMENT C-2

                Unbundled Products and Services and New Services

Service:        Unbundled Exchange Access Loop

Description:    Provides the connection from the serving central office to a subscriber's premises and is rated on a distance sensitive basis. It is engineered to meet the same parameters as a residence or business exchange access line.

                BellSouth shall allow DeltaCom to access the following Loop types (in addition to those Loops available under applicable tariffs) unbundled from local switching and local transport in accordance with the terms and conditions set forth herein:

                "2-Wire Analog Voice Grade Loops" or "Analog 2W" which support analog transmission of 300-2000 Hz, repeat loop start, loop reverse battery, or ground start seizure and disconnect in one direction (toward the End Office Switch), and repeat ringing in the other direction (toward the Customer). Analog 2W include Loops sufficient for the provision of PBX trunks, pay telephone lines and electronic key system lines. Both "pure copper" and "Unintegrated Digital Loop Carrier" (ULDC) systems shall be made available.

                "4-Wire Analog Voice Grade Loops" or "Analog 4W" which support transmission of voice grade signals using separate transmit and receive paths and terminate in a 4-wire electrical interface. Both "pure copper" and "Unintegrated Digital Loop Carrier"
                (ULDC) systems shall be made available.

                "2-Wire ISDN Digital Grade Links" or "BRI ISDN" which support digital transmission of two 64 kbps bearer channels and one 16 kbps data channel. BRI IDSN is a 2B+D Basic Rate Interface-Integrated Services Digital Network (BRI-ISDN) Loop which will meet national ISDN standards.

                "2-Wire ADSL-Compatible Loop" or "ADSL 2W" is a transmission path which facilitates the transmission of up to a 6 Mbps digital signal downstream (toward the Customer) and up to a 640 kpbs digital signal upstream (away form the Customer) while simultaneously carrying an analog voice signal. An ADSL-2W is provided over a 2-Wire non-loaded twisted copper pair provisioned using revised resistance design guidelines and meeting ANSI Standard T1.413-1995-007R2. An ADSL-2W terminates in a 2-wire electrical interface at the Customer premises and at the BellSouth Central Office frame.

                       "2-Wire HDSL-Compatible Loop" or "HDSL 2W" is a transmission path which facilitates the transmission of a 768 kbps digital signal over a 2-Wire non-loaded twisted copper pair meeting the specifications in ANSI T1E1 Committee Technical Report Number 28. HDSL compatible Loops are available only where existing copper facilities can meet T1E1 Technical Report Number 28 specifications.

                       "4-Wire HDSL-compatible Loop" or "HDSL 4W" is a transmission path which facilitates the transmission of a
                       1.544 Mbps digital signal over two 2-Wire non-loaded twisted copper pairs meeting the specifications in ANSI T1E1 Committee Technical Report Number 28. HDSL compatible Loops are available only where existing copper facilities can meet the specifications.

                       "Integrated Digital Loop Carrier" or "Integrated DLC" is defined in BellCore TR-TSY-00303, "Integrated Digital Loop Carrier (ILDC) Requirements, Objectives and Interface."

Rate(s):                     The Parties hereby agree to submit the issue of
                       rate structure and rate levels to state commission arbitration.

State(s):  Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North
               Carolina, South Carolina, Tennessee

---------------------------------------------------------------------
Rate Elements                Monthly              Nonrecurring
                                                     Charges
---------------------------------------------------------------------
Unbundled Exchange
Access Loop                    $X.XX                  $X.XX

Unbundled Exchange
Access IOC
 - Fixed                     $X.XX                    $X.XX
 - 1-8 Miles                 $X.XX                      N/A
 - 9-25 Miles                $X.XX                      N/A
 - Over 25 Miles             $X.XX                      N/A
---------------------------------------------------------------------

                                ATTACHMENT C-3

                Unbundled Products and Services and New Services

Service:        Channelization System for Unbundled Exchange Access Loops

Description:    This new rate element provides the multiplexing function for
                Unbundled Exchange Access Loops. It can convert up to 96 voice grade loops to DS1 level for connection with the DeltaCom's point of interface. The multiplexing can be done on a concentrated basis (delivers at 2 DS1 level to customer premise) or on a non-concentrated basis (delivers at 4 DSI level to customer premise) at the option of the customer.

                In addition to the following rates elements, 1.544 Mbps local channel and/or interoffice channel facilities may be required as set forth in E7 of BellSouth Telecommunication's Inc.'s Intrastate Access Service Tariff for non-collocated DeltaComs.

Rates: The Parties hereby agree to submit the issue of rate structure and rate levels to state commission arbitration.

State(s):   Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi,
              North Carolina, South Carolina, Tennessee


  -------------------------------------------------------------------
                              Monthly      Nonrecurring Charges
         Rate Elements                       First        Add'l
     Unbundled Loop
     Channelization System
     (DS1 to VG), Per System   $X.XX         $X. XX         N/A

     Central Office Channel
     Interface (circuit
     specific plug-in
     equipment), 1 per
     circuit                   $X.XX         $X.XX        $X.XX

  -------------------------------------------------------------------

                                ATTACHMENT C-4

               Unbundled Products and Services and New Services


Service:      Unbundled Exchange Ports

Description:  An exchange port is the capability derived from the central office switch hardware and software required to permit end users to transmit or receive information over BellSouth's public switched network. It provides service enabling and network features and functionality such as translations, a telephone number, switching, announcements, supervision and touch-tone capability.

              In addition, a BellSouth provided port with outgoing network access also provides access to other services such as operator services, long distance service, etc. It may also be combined with other services available in BellSouth's Intrastate Access Service Tariffs as technically feasible.

              When an Unbundled Port is connected to BellSouth provided collocated loops, cross-connection rate elements are required as set forth in Section 20 of BellSouth Telecommunications, Inc.'s Interstate Access Tariff, FCC No. 1.

Rates: The Parties hereby agree to submit the issue of rate structure and rate levels to state commission arbitration.


 Alabama                                                  Florida                    Georgia
=================================================================================================================
          Rate Elements              Rates     Per        Rate Elements     Rates    Rate Elements         Rate
-----------------------------------------------------------------------------------------------------------------
 Monthly                                                  Monthly                    Monthly
 Residence Port                      $X.XX                Residence Port    $X.XX    Residence Port        $X.XX
 Business Port                       $X.XX                Business Port     $X.XX    Business Port         $X.XX
 PBX Trunk Port                      $X.XX                PBX Trunk Port    $X.XX    PBX Trunk Port        $X.XX
 Rotary Service                      $X.XX                Rotary Service    $X.XX    Rotary Service        $X.XX
 Primary Rate ISDN NAS               $X.XX

 Usage-Mileage Bands
 A (0 miles)                         $X.XX  init. min.    Useage-(STS)               Usage-(STS)
                                     $X.XX  init. min.    - init. min.      $X.XX    - setup per call      $X.XX
 B (1-10 miles)                      $X.XX  init. min.    - add'l min.      $X.XX    - per minute or
                                     $X.XX  init. min.                                 fraction thereof    $X.XX
 C (11-16 miles)                     $X.XX  init. min.
                                     $X.XX  init. min.
 D (17-22 miles and existing LCA
 described in A3.6 greater than 22   $X.XX  init. min.
 mi.)                                $X.XX  init. min.
                                     $X.XX  init. min.
 E (23-30 miles)                     $X.XX  init. min.
                                     $X.XX  init. min.
 F (31-40 miles)                     $X.XX  init. min.
                                     $X.XX  init. min.
 G (Special Band)                    $X.XX  init. min.
=================================================================================================================


Kentucky                                                          Louisiana
====================================================================================================================================
            Rate Elements                  Rates       Per                     Rate Elements                    Rate       Per
------------------------------------------------------------------------------------------------------------------------------------
Monthly                                                           Monthly
Residence Port                            $X.XX                   Residence Port                               $X.XX
Business Port                             $X.XX                   Business Port                                $X.XX
PBX Trunk Port                            $X.XX                   PBX Trunk Port                               $X.XX
Rotary Service                            $X.XX                   Rotary Service                               $X.XX
Usage-Mileage Bands                                               Usage-Mileage Bands
A (0 miles)                               $X.XX    init. min.     O (0 miles)                                  $X.XX    init. min.
                                          $X.XX    addl. min.                                                  $X.XX    addl. min.
B (1-10 miles)                            $X.XX    init. min.     A (1-10 miles)                               $X.XX    init. min.
                                          $X.XX    addl. min.                                                  $X.XX    addl. min.
C (Greater than 10 miles Limited LCA)     $X.XX    init. min.     B (11-16 miles)                              $X.XX    init. min.
                                          $X.XX    addl. min.                                                  $X.XX    addl. min.
D (1-10 miles beyond Limited LCA)         $X.XX    init. min.     C (17-22 miles)                              $X.XX    init. min.
                                          $X.XX    addl. min.                                                  $X.XX    addl. min.
E (11-16 miles beyond Limited LCA)        $X.XX    init. min.     D (23-30 miles Basic LCA and Intra Parish    $X.XX    init. min.
                                          $X.XX    addl. min.     Expanded LCA)                                $X.XX    addl. min.
F (17-22 miles beyond Limited LCA         $X.XX    init. min.
                                          $X.XX    addl. min.     E (Greater than 30 miles Basic LCA and       $X.XX    init. min.
G (23-30 miles beyond Limited LCA)        $X.XX    init. min.     Intra Parish Expanded LCA)                   $X.XX    addl. min.
                                          $X.XX    addl. min.
H (31-40 miles beyond Limited LCA)        $X.XX    init. min.     F (23-30 miles Inter-Parish Expanded         $X.XX    init. min.
                                          $X.XX    addl. min.     LCA)                                         $X.XX    addl. min.
I (Greater than 40 miles beyond Limited   $X.XX    init. min.
LCA)                                      $X.XX    addl. min.     G (31-40 miles Inter-Parish Expanded         $X.XX    init. min.
                                                                  LCA)                                         $X.XX    addl. min.

                                                                  H (Greater than 40 miles Inter-Parish)       $X.XX    init. min.
                                                                                                               $X.XX    addl. min.
====================================================================================================================================


Mississippi                                                       N. Carolina                        S. Carolina
====================================================================================================================================
            Rate Elements                  Rates       Per          Rate Elements          Rate        Rate Elements         Rate
------------------------------------------------------------------------------------------------------------------------------------
Monthly                                                           Monthly                            Monthly
Residence Port                            $X.XX                   Residence Port          $X.XX      Residence Port          $X.XX
Business Port                             $X.XX                   Business Port           $X.XX      Business Port           $X.XX
PBX Trunk Port                            $X.XX                   PBX Trunk Port          $X.XX      PBX Trunk Port          $X.XX
Rotary Service                            $X.XX                   Rotary Service          $X.XX      Rotary Service          $X.XX
Usage-Mileage Bands                                               Usage-(STS)                        Usage-(STS)
A (0 miles)                               $X.XX    init. min.     - init. min.            $X.XX      - Basic Svc. area       $X.XX
                                          $X.XX    addl. min.     - add'l min.            $X.XX      - Expanded Svc. area    $X.XX
B (1-10 miles)                            $X.XX    init. min.
                                          $X.XX    addl. min.
C (11-18 miles, existing LCA
described in A3.6 greater than 16
miles and calls to county seat greater    $X.XX    init. min.
than 16 miles)                            $X.XX    addl. min.

D (17-30 miles)                           $X.XX    init. min.
                                          $X.XX    addl. min.

E (31-55 miles Biloxi LATA)               $X.XX    init. min.
                                          $X.XX    addl. min.

F (31-55 miles Jackson LATA)              $X.XX    init. min.
                                          $X.XX    addl. min.

G (56-85 miles Biloxi LATA)               $X.XX    init. min.
                                          $X.XX    addl. min.
====================================================================================================================================


Tennessee
==========================================================
            Rate Elements                  Rates       Per
----------------------------------------------------------
Monthly
Residence Port                            $X.XX
Business Port                             $X.XX
PBX Trunk Port                            $X.XX
Rotary Service                            $X.XX
Usage-Mileage Bands
A (0-16 miles)                            $0.02
B (17-30 miles)                           $0.05     mou
C (greater than 30 miles)                 $0.10     mou
==========================================================


Special Service Requirements:

     1. Switching functionalities in the port element include dialtone, screening, recognition of service request, recognition of call-specific information, digit analysis, routing, testing, recordings, signal generation, call completion or handoff, SSP functionality and tables, PIC tables, trunk tables, class of service tables, billing record generation, and AIN tables.

     2. DeltaCom's purchase of the port element for a specific switch avails to it all the features and functionality on that switch.

     3. DeltaCom can interconnect loops from any source to the line port(s) that it purchases on the same terms/conditions/intervals as loops provided by BellSouth.

     4. DeltaCom can use the port element to provide any local exchange service, including switched access services.

     5. Optional functionality to support CLASS/Customer Calling features will be included with the port element. No additional charges will apply.

     6. Functionality to craft Centrex offerings (call transfer, special dialing, etc.) will be available as part of the port element.

                                ATTACHMENT C-5

               Unbundled Products and Services and New Services


Service:                Signaling

Description:      Provides for connection to and utilization of BellSouth's
                  Signaling System 7 network for both call setup and non-call setup purposes.

State(s):               All

Rate(s):
================================================================================================================================
                                          Monthly                  Recurring                   Non-                Applied
         Rate Elements                     Rate                      Rate                    Recurring               Per
================================================================================================================================
 CCS7 Signaling Connection         $155.00                   [SYMBOL APPEARS HERE]                 $51         56 Kpbs facility
 CCS7 Signaling Termination        $355.00                   [SYMBOL APPEARS HERE]    0.00                     STP Port
 CCS7 Signaling Usage*             [SYMBOL APPEARS HERE]     $0.000023                [SYMBOL APPEARS HERE]    Call Set Up Msg.
                                   [SYMBOL APPEARS HERE]     $0.000050                [SYMBOL APPEARS HERE]    T-Cap Msg.
 CCS7 Signaling Usage Surrogate*   $395.00                   [SYMBOL APPEARS HERE]    [SYMBOL APPEARS HERE]    56 Kpbs facility
                                                                                      [SYMBOL APPEARS HERE]

--------------------------------------------------------------------------------------------------------------------------------
 *Where signaling usage measurement capability exists, CCS7 Signaling Usage will be billed on a per signaling message basis.
 Where measurement capability does not exist, CCS7 Signaling Usage will be billed on a per 56 Kpbs facility basis.
================================================================================================================================

                                 ATTACHMENT C-6

                 Unbundled Products and Services and New Services


Service:       Line Information Database (LIDB)-Storage Agreement

Description:   The LIDB Storage Agreement provides the terms and conditions for inclusion in BellSouth's LIDB of billing number information associated with BellSouth exchange lines used for Local Exchange
               Companies' resale of local exchange service or Service Provider
               Number Portability arrangements requested Local Exchange
               Companies' on behalf of the Local Exchange company's end user or for DeltaCom NXX's stored in BellSouth's LIDB. BellSouth will store in its database, the relevant billing number information and will provide responses to on-line, call-by-call queries to this information for purposes of Billed Number Screening, Calling
               Card Validation and Fraud Control.

               Each time an DeltaCom's data is used BellSouth will compensate DeltaCom at a rate of 40% of BellSouth's LIDB Validation rate per query as displayed in Attachment C-13 following.


State(s):      All

Rate(s):       No Charge

                       LINE INFORMATION DATA BASE (LIDB)
                               STORAGE AGREEMENT
                FOR RESOLD LOCAL EXCHANGE LINES, UNBUNDLED LOOPS
              AND SERVICE PROVIDER NUMBER PORTABILITY ARRANGEMENTS

     This agreement, effective as of _________, 1997, is entered into by and between BellSouth Telecommunications, Inc. ("BST"), a Georgia corporation, and ________________ ("Local Exchange Company").

     WHEREAS, in consideration of the mutual covenants, agreements and obligations set forth below, the parties hereby agree as follows:


I.   SCOPE

     This Agreement sets forth the terms and conditions for inclusion in BST's Line Information Data Base (LIDB) of billing number information associated with Local Exchange Company's provision (or resale) of local exchange service or Service Provider Number Portability (SPNP) arrangements requested by Local Exchange Company on behalf of Local Exchange Company's end user. BST will store in its data base the relevant billing number information, and BST will provide responses to on-line, call-by-call queries to this information for purposes specified below.

     LIDB is accessed for:

     .  Billed Number Screening
     . Calling Card Validation for Calling Cards issued by BellSouth . Fraud Control

II.  DEFINITIONS

     2.01. Billing number - a number used by BST for the purpose of identifying an account liable for charges. This number may be a line or a special billing number.

     2.02. Line number - a ten digit number assigned by BST that identifies a telephone line associated with a resold local exchange service, or with a SPNP management.

     2.03. Special billing number - a ten digit number that identifies a billing account established by BST in connection with a resold local exchange service or with a SPNP arrangement.

     2.04. Calling Card number - a billing number plus PIN number assigned by BST.

     2.05. PIN number - a four digit security code assigned by BST which is added to a billing number to compose a fourteen digit calling card number.

     2.06. Toll billing exception indicator - associated with a billing number to indicate that it is considered invalid for billing of collect calls or third number calls or both, by the Local Exchange Company.

     2.07. Billed Number Screening - refers to the activity of determining whether a toll billing exception indicator is present for a particular billing number.

     2.08. Calling Card Validation - refers to the activity of determining whether a particular calling card number exists as stated or otherwise provided by a caller.

     2.09. Billing number information - information about billing number or Calling Card number as assigned by BST and toll billing exception indicator provided to BST by the Local Exchange Company.


III. RESPONSIBILITIES OF PARTIES

     3.01. BST include billing number information associated with resold exchange lines or SPNP arrangements in its LIDB. The Local Exchange Company will request any toll billing exceptions via the Local Service Request (LSR) form used to order resold exchange lines, or the SPNP service request form used to order SPNP arrangements.

     3.02. Under normal operating conditions, BST shall include the billing number information in its LIDB upon completion of the service order establishing either the resold local exchange service or the SPNP arrangement, provided that BST shall not be held responsible for any delay or failure in performance to the extent such delay or failure is caused by circumstances or conditions beyond BST's reasonable control. BST will store in its LIDB an unlimited volume of the working telephone numbers associated with either the resold local exchange lines or the SPNP arrangements. For resold local exchange lines or for SPNP arrangements, BST will issue line-based calling cards only in the name of Local Exchange Company. BST will not issue line-based calling cards in the name of Local Exchange Company's individual end users. In the event that Local Exchange Company wants to include calling card numbers assigned by the Local Exchange Company in the BST LIDB, a separate agreement is required.

     3.03. BST will provide responses to on-line, call-by-call queries to the stored information for the specific purposes listed in the next paragraph.

     3.04. BST is authorized to use the billing number information to perform the following functions for authorized users on an on-line basis:

            (a) Validate a 14 digit Calling Card number where the first 10 digits are a line number or special billing number assigned by BST, and where the last four digits (PIN) are a security code assigned by BST.

            (b) Determine whether the Local Exchange Company has identified the billing number as one which should not be billed for collect or third number calls, or both.

     3.05. BST will provide seven days per week, 24 hours per day, fraud control and detection services. These services include, but are not limited to, such features as sorting Calling Card Fraud detection according to domestic or international calls in order to assist the pinpointing of possible theft or fraudulent use of Calling Card numbers; monitoring bill-to-third number and collect calls made to numbers in BST's LIDB, provided such information is included in the LIDB query, and establishing Account Specific Thresholds, at BST's sole discretion, when necessary. Local Exchange Company understands and agrees BST will administer all data stored in the LIDB, including the data provided by Local Exchange Company pursuant to this Agreement, in the same manner as BST's data for BST's end user customers. BST shall not be responsible to Local Exchange Company for any lost revenue which may result from BST's administration of the LIDB pursuant to its established practices and procedures as they exist and as they may be changed by BST in its sole discretion from time to time.

     3.06. Local Exchange Company understands that BST currently has in effect numerous billing and collection cents with various interexchange carriers and billing clearing houses. Local Exchange Company further understands that these billing and collection customers of BST query BST's LIDB to determine whether to accept various billing options from end users. Additionally, Local Exchange Company understands that presently BST has no method to differentiate between BST's own billing and line data in the LIDB and such data which it includes in the LIDB on Local Exchange Company's behalf pursuant to this Agreement. Therefore, until such time as BST can and does implement in its LIDB and its supporting systems the means to differentiate Local Exchange Company's data from BST's data and the parties to this Agreement execute appropriate amendments hereto, the following terms and conditions shall apply:

            (a) The Local Exchange Company agrees that it will accept responsibility for telecommunications services billed by BST for its billing and collection customers for Local Exchange Customer's end user accounts which are resident in LIDB pursuant to this Agreement Local Exchange Company authorizes BST to place such charges on Local Exchange Company's bill from BST and agrees that it shall pay all such charges. Charges for which Local Exchange Company hereby takes responsibility include, but are not limited to, collect and third number calls.

            (b) Charges for such services shall appear on a separate BST bill page identified with the name of the entity for which BST is billing the charge.

            (c) Local Exchange Company shall have the responsibility to render a billing statement to its end users for these charges, but Local Exchange Company's obligation to pay BST for the charges billed shall be independent of whether Local Exchange Company is able or not to collect from Local Exchange Company's end users.

            (d) BST shall not become involved in any disputes between Local Exchange Company and the entities for which BST performs billing and collection. BellSouth will not issue adjustments for charges billed on behalf of an entity to Local Exchange Company. It shall be the responsibility of the Local Exchange Company and the other entity to negotiate and arrange for any appropriate adjustments.


IV.  COMPLIANCE

     Unless expressly authorized in writing by the Local Exchange Company, all billing number information provided pursuant to this Agreement shall be used for no purposes other than those set forth in this Agreement.


V.   TERMS

     This Agreement will be effective as of ___________, 1997, and will continue in effect for one year, and thereafter may be continued until terminated by either Party upon thirty (30) days' written notice to the other Party.


VI.  FEES FOR SERVICE AND TAXES

     6.01. The Local Exchange Company will not be charged a fee for storage services provided by BST to the Local Exchange Company, as described in Section I of this Agreement.

     6.02. Sales, use and all other taxes (excluding taxes on BST's income) determined by BST or any taxing authority to be due to any federal, state or local taxing jurisdiction with respect to the provision of the service set forth herein will be paid by the Local Exchange Company. The Local Exchange Company shall have the right to have BST contest with the imposing jurisdiction, the Local Exchange Company's expense, any such taxes that the Local Exchange Company deems are improperly levied.


VII. INDEMNIFICATION

     To the extent not prohibited by law, each Party will indemnify the other and hold the other harmless against any loss, cost, claim, injury, or liability relating to or arising out of negligence or willful misconduct by the indemnifying Party or its agents or contractors in connection with the indemnifying Party's provision of services, provided, however, that any indemnity for any loss, cost, claim, injury or liability arising out of or relating to errors or omissions in the provision of services under this Agreement shall be limited as otherwise specified in this Agreement. The indemnifying Party under this Section agrees to defend any suit brought against the other Party for any such loss, cost, claim, injury or liability. The indemnified Party agrees to notify the other Party promptly, in writing, of any written claims, lawsuits, or demands for which the other Party is responsible under this Section and to cooperate in every reasonable way to facilitate defense or settlement of claims. The indemnifying Party shall not be liable under this Section for settlement by the indemnified Party of any claim, lawsuits, or demand unless the defense of the claim, lawsuit, or demand has been tendered to in writing and the indemnifying Party has unreasonably failed to assume such defense.


VIII. LIMITATION OF LIABILITY

     Neither Party shall be liable to the other Party for any lost profits or revenues or for any indirect, incidental or consequential damages incurred by the other Party arising from this Agreement or the services formed or not performed hereunder, regardless of the cause of such loss or damage.


IX.  MISCELLANEOUS

     9.01. It is understood and agreed to by the parties that BST may provide similar services to other companies.

     9.02. All terms, conditions and operations under this Agreement shall be performed in accordance with, and subject to, all applicable local, state or federal legal and regulatory tariffs, rulings, and other requirements of the federal courts, the U.S. Department of Justice and state and federal regulatory agencies. Nothing in this Agreement shall be construed to cause either Party to violate any such legal or regulatory requirement and either Party's obligation to perform shall be subject to all such requirements.

     9.03. The Local Exchange Company agrees to submit to BST all advertising, sales promotion, press releases, and other publicity matters relating to this Agreement wherein BST's corporate or trade names, logos, trademarks or service mark or those of BST's affiliated companies are mentioned or language from which the connection of said names or trademarks therewith may be inferred or implied; and the Local Exchange Company further agrees not to publish or use advertising, sales promotions, press releases, or publicity matters related to BST without BST's prior written approval.

     9.04. This Agreement constitutes the entire agreement between the Local Exchange Company and BST which supersedes all prior agreements or contracts, oral or written representations, statements, negotiations, understandings, proposals and understandings with respect to the subject matter hereof.

     9.05. Except as expressly provided in this Agreement, if any part of this Agreement is held or construed to be invalid or unenforceable, the validity of any other Section of this Agreement shall remain in full force and effect to the extent permissible or appropriate in furtherance of the intent of this Agreement.

     9.06. Neither Party shall be held liable for any delay or failure in performance of any part of this Agreement for any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

     9.07. This Agreement shall be deemed to be a contract made under the laws of the State of Georgia, and the construction, interpretation and performance of this Agreement and all transactions hereunder shall be governed by the domestic law of such State.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their fully authorized officers.


                                BELLSOUTH TELECOMMUNICATIONS, INC.

                                By: _
                                Title: _
                                Date: _
                                Address: _




                                SPRINT METROPOLITAN NETWORKS, INC.

                                By: _
                                Title: _
                                Date: _
                                Address: _

                                ATTACHMENT C-7

               Unbundled Products and Services and New Services

Service:       Line Information Database Access Service (LIDB) - Validation

Description:   Provides a customer the ability to receive validation of billing information through query of data stored in BellSouth's LIDB data base. See below for additional information.

State(s):      All

===============================================================================

     Rate Elements                    Description            Monthly    Non-
                                                                      Recurring
===============================================================================
LIDB Common Transport        Provides for transport of the   $0.00030    -
                             customer's query from the LIDB
                             Location (RSTP) to the data
                             base (SCP). This charge will
                             apply each time the customer
                             requests and receives valida-
                             tion of a BellSouth calling
                             card or requests and receives
                             the status of a billed number
                             associated with a LEC line
                             stored in the BellSouth LIDB.
-------------------------------------------------------------------------------
LIDB Validation              Provides for query of data      $0.03800    -
                             resident in BellSouth's LIDB.
                             This rate will apply each time
                             a customer requests and
                             receives validation of LEC
                             calling card or requests and
                             receives the status of a
                             billed number associated with
                             a LEC line stored in BellSouth's
                             LIDB.
-------------------------------------------------------------------------------
Originating Point Code       Provides for the establishment      -      $91.00
Establishment or Change      or change of a customer
                             requested Originating Point
                             Code. This charge will apply each
                             time the customer establishes or
                             changes a point code destination
                             identifying one of his locations
                             or a location of one of his end
                             users.
-------------------------------------------------------------------------------
CCS7 Signaling Connections   Rates, terms and conditions for
                             CCS7 Signaling Connections are
                             as set forth in Section E6.8 of
                             BellSouth Telecommunication's
                             Inc.'s Intrastate Access
                             Services Tariff.
===============================================================================

                                ATTACHMENT C-8

               Unbundled Products and Services and New Services


Service:       Subscriber Listing Information

Description:   Subscriber primary listing information provided at no charge and in an acceptable format will be published at no charge as standard directory listings in an alphabetical directory published by or for BellSouth at no charge to each DeltaCom end user customer.

States(s):     All

Rate(s):       (1)  No charge for DeltaCom customer primary listings.

               (2) Additional listings and optional listings may be provided by BellSouth at rates set forth in BellSouth's intrastate General Subscriber Services Tariffs.

Special
Requirements: DeltaCom agrees to execute a directory listing agreement with
                   BAPCO in a form consistent in all material respects with the sample listing agreement attached hereto.

                                ATTACHMENT C-9

               Unbundled Products and Services and New Services

Service:      Access to 911 Service

Description:  Provides a universal, easy-to-remember number which is recognized nationally as the appropriate number to call in an emergency.

              Additionally, DeltaCom must provide a minimum of two dedicated trunk groups originating from DeltaCom's serving wire center and terminating to the appropriate 911 tandem. These facilities, consisting of a Switched Local Channel from DeltaCom's point of interface to its serving wire center and Switched Dedicated Transport to the 911 tandem, may be purchased from BellSouth at the Switched Dedicated Transport rates set forth in Section E6 of BellSouth Telecommunications Inc.'s Intrastate Access Service Tariffs.

State(s):     All

Rate(s):      Will be billed to appropriate municipality.

Special Service Requirements:

         1. BellSouth shall provide interconnection to a 911 selective routing switch to route calls from DeltaCom network to correct the Public Safety Answering Point (PSAP).

         2. BellSouth shall identify any special default arrangements and routing arrangements to complete overflow.

         3. BellSouth shall specify any requirements for emergency backup numbers in case of massive trunk failures.

         4. BellSouth shall provide priority restoral of trunk or network outages on the same terms/conditions it provides itself (and without the imposition of TSP).

         5. The Parties agree to develop a mutual aid agreement to assist with disaster recovery.

         6. BellSouth shall implement a process to identify and correct errors to the ALI database to ensure that the accuracy of data stored by new entrants is no less than its own data.

         7. BellSouth shall provide reasonable advance notification of any pending tandem moves, and scheduled maintenance outages which could affect the provision of 911 service.

         8. BellSouth shall establish a process for the management of NPA splits as well as NXX splits sufficient to ensure that the provision of 911 services to DeltaCom is not adversely affected.

                                ATTACHMENT C-10

                Unbundled Products and Services and New Services


Service:          Operator Call Processing Access Service

Description:      Provides Operator and Automated call handling. This includes processing and verification of alternate billing information for collect, calling card, and billing to a third number.
                  Operator Call Processing Access Service also provides dialing instructions, and other operator assistance the customer may desire.

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                         Monthly          Applied
                 Rate Elements                          State(s)        Recurring           Per
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 Operator Provided Call Handling                    All                              Per Work Minute
-------------------------------------------------------------------------------------------------------
  Call Completion Access Termination Charge         Alabama           $0.06          Per Call Attempt
         This charge will be applicable per call    Florida           $0.06          Per Call Attempt
         attempt and is in addition to the          Georgia           $0.06          Per Call Attempt
         Operator Provided Call Handling            Kentucky          $0.06          Per Call Attempt
         charge listed above.                       Louisiana         $0.06          Per Call Attempt
                                                    Mississippi       $0.06          Per Call Attempt
                                                    N. Carolina       $0.06          Per Call Attempt
                                                    S. Carolina       $0.06          Per Call Attempt
                                                    Tennessee         $0.12          Per Call Attempt
-------------------------------------------------------------------------------------------------------
 Fully Automated Call Handling                      All               $0.15          Per Attempt
-------------------------------------------------------------------------------------------------------
 Operator Services Transport
         Operator Services transport rates, terms and conditions are as set forth in E6 of BellSouth
         Telecommunication's, Inc.'s Intrastate Access Service Tariff.
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                ATTACHMENT C-11

               Unbundled Products and Services and New Services


Service:          Directory Assistance Access Service (Number Services)

Description:      In order to provide customers of the co-carriers access to ubiquitous directory assistance services, whereby they can gain information on all assigned numbers regardless of the exchange service provider, methods and procedures need to be developed to 1) incorporate BellSouth and DeltaCom customer data into each other's directory assistance databases; 2) provide access to each other database(s) for their customers;
                  3) to buy and sell companies of each others directory assistance and use.

State(s):         All.

Rate(s):

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Monthly
            Rate Elements                                    Description                                   State(s)     Rate
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 Directory Assistance Call            Given a listed telephone number at the request of an Access      All              $0.25
  Completion Access Service           subscriber's end user, BellSouth will provide or attempt to provide from the DA Operator System, call completion to the number requested.  This charge will be applied per completed call.
--------------------------------------------------------------------------------------------------------------------------------
 Call Completion Access               This charge will be applicable per completed call and is in      Alabama          $0.06
  Termination Charge                  addition to the DACC Access Service charge listed above.         Florida          $0.06
                                                                                                       Georgia          $0.06
                                                                                                       Kentucky         $0.06
                                                                                                       Louisiana        $0.06
                                                                                                       Mississippi      $0.06
                                                                                                       N. Carolina      $0.08
                                                                                                       S. Carolina      $0.08
                                                                                                       Tennessee        $0.12
--------------------------------------------------------------------------------------------------------------------------------
 Number Services Intercept            Number Services Intercept Access refers calls from discon-       All             $0.30
  Access Service                      nected numbers to the proper number or numbers.  This charge will be applied per intercept query.
--------------------------------------------------------------------------------------------------------------------------------
 Directory Assistance Service Call    Rates, terms and conditions will be applied as set forth in
                                      E9.1.7 for Georgia and as set forth in E9.5.3 for AL, FL, KY,
                                      LA, MS, NC, SC, TN of BellSouth Telecommunication's Inc.'s
                                      Intrastate Access Service Tariff.
--------------------------------------------------------------------------------------------------------------------------------
 Directory Transport                  Rates, terms and conditions will be applied as set forth in
                                      E9.1.7 for Georgia and as set forth in E9.5.3 for AL, FL, KY,
                                      LA, MS, NC, SC, TN of BellSouth Telecommunication's, Inc.'s
                                      Intrastate Access Service Tariff.
--------------------------------------------------------------------------------------------------------------------------------
 Directory Assistance                 Rates, terms and conditions will be applied as set forth in
  Interconnection                     E9.1.7 for Georgia and as set forth in E9.5.3 for AL, FL, KY,
                                      LA, MS, NC, SC, TN  of BellSouth Telecommunication's Inc.'s
                                      Intrastate Access Service Tariff.
--------------------------------------------------------------------------------------------------------------------------------
 Directory Assistance Database        Rates, terms and conditions will be applied as set forth in
  Service                             A38.1 of BellSouth Telecommunciation's Inc.'s General Sub-
                                      scriber Service Tariff.
--------------------------------------------------------------------------------------------------------------------------------
 Direct Access to DA Service          Rates, terms and conditions will be applied as set forth in
                                      Section 9.3 of BellSouth Telecommunication's Inc.'s Inter-
                                      state Access Service Tariff F.C.C. No. 1.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Special Service Requirements:

         1. DA Service hereunder provides the ability to make DeltaCom's data available to anyone calling BellSouth's DA, and BellSouth's data available to anyone calling DeltaCom's DA.

         2. BellSouth shall store proprietary customer information provided by DeltaCom in its AA database; such information shall be able to be identified by source provider in order to provide the necessary protection of proprietary information.

         3. DA Service includes the ability to complete intraLATA, 555 and 411 calls utilizing components of BellSouth's DA network.

         4. DeltaCom may resell BellSouth DA either as part of a bundled DeltaCom service or independently.

         5. DeltaCom shall be able to buy the components or any combination of components, that comprise the DA Service and package them as required, including:

              .  Unbundled Directory Platform (includes operators, switch and
                 LAN)
              .  Unbundled Directory Assistance Database Access Service
                 ("DADAS")
              .  Unbundled Directory Assistance Database Service ("DADS")

              DADAS and DADS will be offered pursuant to the terms of the applicable BellSouth Local Interconnection Services Tariff.

         6. There will be no charge for BellSouth storage of DeltaCom customer information in the Directory Assistance Database.

         7. The end-to-end interval for updating database must be the same as provided to BellSouth's end users.

         8. BellSouth will provide DeltaCom with an interface into BellSouth's database for updating and inquiries.

         9. Quality standards shall be equivalent to that provided by BellSouth to its own customers.

         10. Speed-to-answer times will be equivalent to that provided by BellSouth to its own customers.

         11. Dialing parity will be provided, including no unreasonable dialing delays.

         12. BellSouth will incorporate DeltaCom customer data in its DA database via the ordering process specified in its Facilities-Based Ordering Guide ("FBOG").

         13. BellSouth's DA database shall be updated and maintained with DeltaCom data for customers who:

              .  Disconnect
              .  Change carrier
              .  Install
              .  "Change" orders
              .  Are Non-Published
              .  Are Non-Listed
              .  Are Non-Published/Non-Listed

         14.  Each carrier shall bill its own end-users.

         15. BellSouth invoices to DeltaCom for DA Services shall be in a CABS format.

         16. The Parties agree to develop reasonable intercompany procedures to correct errors which are identified in the DA database.

                                ATTACHMENT C-12

               Unbundled Products and Services and New Services


Service:          Centralized Message Distribution System-Hosting (CMDS-Hosting)

Description:      CMDS - Hosting is the Bellcore administered national system used to exchange Message Record (EMR) formatted message data among host companies.

                  All intraLATA and local messages originated and billed in the BellSouth Region involving BellSouth CMDS hosted companies will be processed through the Non-Send Paid Report System (NSPRS) described in the attached agreement and Attachment C-13 hereto. BellSouth agrees to provide CMDS/RAO hosting and NSPRS services for DeltaCom, subject to the terms of this Attachment and Attachment C-14, and subject to execution of a services agreement substantially in the form attached hereto.

State(s):         All

=========================================================================================
        Rate Elements                     Description                           Monthly
-----------------------------------------------------------------------------------------
 Message Distribution    Message Distribution is routing determination and     $0.004
                         subsequent delivery of message data from one
                         company to another.  Also included is the interface
                         function with CMDS, where appropriate.  This charge
                         is applied on a per message basis.
-----------------------------------------------------------------------------------------
  Data Transmission      This charge is applied on a per message basis.        $0.001
=========================================================================================

                 CONTRACT PROVISIONS FOR RAO HOSTING AND NSPRS

SECTION 1. SCOPE OF AGREEMENT

1.01  This Agreement shall apply to the services of Revenue Accounting Office
      (RAO) Hosting and the Non-Sent Paid Report System (NSPRS) as provided by BellSouth to DeltaCom. The terms and conditions for the provisions of these services are outlined in the Exhibits to this Agreement.

SECTION 2. DEFINITIONS

2.01  A.   Centralized Message Distribution System is the BellCore administered
           ---------------------------------------
           national system, based in Kansas City, Missouri, used to exchange Message Record (EMR) formatted data among host companies.

      B.   Compensation is the amount of money due from BellSouth to DeltaCom or
           ------------
           from DeltaCom to BellSouth for services and/or facilities provided under this Agreement.

      C.   Exchange Message Record is the nationally administered standard
           -----------------------
           format for the exchange of data among Exchange Carriers within the telecommunications industry.

      D.   Intercompany Settlements (ICS) is the revenue associated with charges
           ------------------------------
           billed by a company other than the company in whose service are such charges were incurred. ICS on a national level includes third number and credit card calls. ICS within the BellSouth region includes third number, credit card and collect calls.

      E.   Message Distribution is routing determination and subsequent delivery
           --------------------
           of message data from one company to another. Also included is the interface function with CMDS, where appropriate.

      F.   Non-Sent Paid Report System (NSPRS) is the system that calculates ICS
           -----------------------------------
           amounts due from one company to another in the state of Florida.

      G.   Revenue Accounting Office (RAO) Status Company is a local exchange
           ----------------------------------------------
           company/alternate local exchange company that has been assigned a unique RAO code. Message data exchanged among RAO status companies is grouped (i.e., packed) according to From/To/Bill RAO combinations.

SECTION 3. RESPONSIBILITIES OF THE PARTIES

3.01 RAO Hosting and NSPRS services provided to DeltaCom by BellSouth will be in accordance with the methods and practices regularly adopted and applied by BellSouth to its own operations during the term of this Agreement, including such revisions as may be made from time to time by BellSouth.

3.02 DeltaCom shall furnish all relevant information required by BellSouth for the provision of RAO Hosting and NSPRS.


SECTION 4. COMPENSATION ARRANGEMENTS

4.01 Applicable compensation amounts will be billed by BellSouth to DeltaCom on a monthly basis in arrears. Amounts due from one Party to the other (excluding adjustments) are payable within thirty (30) days of receipt of the billing statement.


SECTION 5. ASSOCIATED EXHIBITS

5.01  Listed below are the exhibits associated with this Agreement.

      Exhibit A   Message Distribution Service (RAO Hosting)

      Exhibit B   Intercompany Settlements (NSPRS)

5.02 From time to time by written agreement of the parties, new Exhibits may be substituted for the attached Exhibits, superseding and canceling the Exhibits then in effect.

SECTION 6. TERM OF AGREEMENT

6.01 This agreement is effective _________ and will continue in force until terminated, with or without cause, by thirty (30) days' prior notice in writing from either Party to the other. This Agreement may be amended from time to time upon written agreement of the parties.

Executed this ______ day of ___________, 1997.

WITNESS:                               SPRINT METROPOLITAN NETWORK, INC.



------------------------               ---------------------------------
                                                                 (title)


WITNESS:                               BELLSOUTH TELECOMMUNICATIONS, INC.

                                                                       Exhibit A

SECTION 1. SCOPE OF EXHIBIT

1.01 This exhibit specifies the terms and conditions, including compensation, under which BellSouth shall provide message distribution service to DeltaCom. As described herein, message distribution service includes the following:

      1) Message Forwarding to Intraregion LEC/ALEC - function of receiving an ALEC message and forwarding the message to another LEC/ALEC in the BellSouth region.

      2) Message Forwarding to CMDS - function of receiving an ALEC message and forwarding that message on to CMDS.

      3) Message Forwarding from CMDS - function of receiving a message from CMDS and forwarding that message to DeltaCom.

SECTION 2. RESPONSIBILITIES OF THE PARTIES

2.01 An ALEC that is CMDS hosted by BellSouth must have its own unique RAO code. Requests for establishment of RAO status where BellSouth is the selected CMDS interfacing host, require written notification from DeltaCom to BellSouth at least six (6) weeks prior to the proposed effective date. The proposed effective date will be mutually agreed upon between the parties with consideration given to time necessary for the completion of required BellCore functions. BellSouth will request the assignment of an RAO code from its connecting contractor, currently BellCore, on behalf of DeltaCom and will coordinate all associated conversion activities.

2.02 BellSouth will receive messages from DeltaCom that are to be processed by BellSouth, another LEC/ALEC in the BellSouth region or a LEC outside the BellSouth region.

2.03 BellSouth will perform invoice sequence checking, standard EMR format editing, and balancing of message data with the EMR trailer record counts on all data received from DeltaCom.

2.04 All data received from DeltaCom that is to be processed or billed by another LEC/ALEC within the BellSouth region will be distributed to that LEC/ALEC in accordance with the agreement(s) which may be in effect between BellSouth and the involved LEC/ALEC.

2.05 All data received from DeltaCom that is to be placed on the CMDS network for distribution outside the BellSouth region will be handled in accordance with the agreement(s) which may be in effect between BellSouth and its connecting contractor (currently BellCore).

2.06 BellSouth will receive messages from the CMDS network that are destined to be processed by DeltaCom and will forward them to DeltaCom on a daily basis.

2.07 Transmission of message data between BellSouth and DeltaCom will be via electronic data transmission.

2.08 All messages and related data exchanged between BellSouth and DeltaCom will be formatted in accordance with accepted industry standards for EMR formatted records and packed between appropriate EMR header and trailer records, also in accordance with accepted industry standards.

2.09 DeltaCom will ensure that the recorded message detail necessary to recreate files provided to BellSouth will be maintained for back-up purposes for a period of three (3) calendar months beyond the related message dates.

2.10 Should it become necessary for DeltaCom to send data to BellSouth more than sixty (60) days past the message date(s), that ALEC will notify BellSouth in advance of the transmission of the data. If there will be impacts outside the BellSouth region, BellSouth will work with its connecting contractor and DeltaCom to notify all affected parties.

2.11 In the event that data to be exchanged between the two parties should become lost or destroyed, both parties will work together to determine the source of the problem. Once the cause of the problem has been jointly determined and the responsible Party (BellSouth or DeltaCom) identified and agreed to, the company responsible for creating the data (BellSouth or DeltaCom) will make every effort to have the affected data restored and retransmitted. If the data cannot be retrieved, the responsible Party will be liable to the other Party for any resulting lost revenue. Lost revenue may be a combination of revenues that could not be billed to the end users and associated access revenues. Both parties will work together to estimate the revenue amount based upon historical data through a method mutually agreed upon. The resulting estimated revenue loss will be paid by the responsible Party to the other Party within three (3) calendar months of the date of problem resolution, or as mutually agreed upon by the parties.

2.12 Should an error be detected by the EMR format edits performed by BellSouth on data received from DeltaCom, the entire pack containing the affected data will not be processed by BellSouth. BellSouth will notify DeltaCom of the error condition. DeltaCom will correct the error(s) and will resend the entire pack to BellSouth for processing. In the event that an out-of-sequence condition occurs on subsequent packs, DeltaCom will resend these packs to BellSouth after the pack containing the error has been successfully reprocessed by BellSouth.

2.13 In association with message distribution service, BellSouth will provide DeltaCom with associated intercompany settlements reports (national and regional) as appropriate.

2.14 In no case shall either Party be liable to the other for any direct or consequential damages incurred as a result of the obligations set out in this agreement.


SECTION 3. COMPENSATION

3.01 For message distribution service provided by BellSouth for DeltaCom, BellSouth shall receive the following as compensation:

           Rate Per Message   $0.004

3.02 For data transmission associated with message distribution service, BellSouth shall receive the following as compensation:

           Rate Per Message   $0.001


3.03 Data circuits (private line or dial-up) will be required between BellSouth and DeltaCom for the purpose of data transmission. Where a dedicated line is required, DeltaCom will be responsible for ordering the circuit, overseeing its installation and coordinating the installation with BellSouth. DeltaCom will also be responsible for any charges associated with this line. Equipment required on the BellSouth end to attach the line to the mainframe computer and to transmit successfully ongoing will be negotiated on a case by case basis. Where a dial-up facility is required, dial circuits will be installed in the BellSouth data center by BellSouth and the associated charges assessed to DeltaCom. Additionally, all message toll charges associated with the use of the dial circuit by DeltaCom will be the responsibility of DeltaCom. Associated equipment on the BellSouth end, including a modem, will be negotiated on a case by case basis between the parties.

3.04 All equipment, including modems and software, that is required on DeltaCom end for the purpose of data transmission will be the responsibility of DeltaCom.

                                                                       Exhibit B


SECTION 1. SCOPE OF EXHIBIT

1.01 This Exhibit specifies the terms and conditions, including compensation, under which BellSouth and DeltaCom will compensate each other for Intercompany Settlements (ICS) messages.


SECTION 2. RESPONSIBILITIES OF THE PARTIES

2.01 BellSouth will remit to DeltaCom the revenue, less a billing charge, for IntraLATA ICS messages, Local ICS messages, and charges for other services when related messages and/or services are provided by DeltaCom and billed to:

      1)   a BellSouth customer,

      2) another company within the BellSouth region (excluding Florida) associated with the exchange of message data with BellSouth (excluding CIID and 891 messages),

      3) another company within the conterminous United States that utilizes CMDS directly or indirectly and settles with BellSouth directly or indirectly through the Credit Card and Third Number Settlement System
           (CATS) administered by BellCore,

      4) another company utilizing the non-conterminous RAO codes associated with AT&T's Transport and Tracking Intercompany System settlements with BellSouth.

2.02  These other services include, but are not limited to:

      1) Maritime Mobile Radiotelephone Services radio link charges as set forth in the FCC's Maritime Mobile Radiotelephone Services tariff.

      2) Aviation Radiotelephone Service radio link charges as set forth in the FCC's Aviation Radiotelephone Service tariff.

      3) Public Land Mobile Radiotelephone Transient-Unit Non-Toll Service [changes] as approved by the authorized state regulatory commission (or municipal regulatory authority).

      4) Non-Toll Service Charges billed to a calling card or to a third number as filed with and approved by the authorized state regulatory commission (or municipal regulatory authority).

      5) Directory Assistance Call Charges to a calling card or to a third number as approved by the authorized regulatory commission.

2.03 DeltaCom will bill, collect and remit to BellSouth the charges for intraLATA and/or local ICS messages and other services as described above where such messages and/or services are provided by:

      1)   BellSouth,

      2) another company with the BellSouth region (excluding Florida) associated with the exchange of message data with BellSouth (excluding CIID and 891 messages),

      3) another company within the conterminous United States that utilizes CMDS directly or indirectly and settles with BellSouth directly or indirectly through the Credit Card and Third Number Settlement System
           (CATS).

2.04 For ICS revenues involving DeltaCom and other non-BellSouth LECs/ALECs within the state, BellSouth will provide DeltaCom with monthly reports summarizing the ICS revenues for messages that originated with DeltaCom and were billed by each of the other Florida LECs/ALECs and those messages that originated with each of the other Florida LECs/ALECs and were billed by DeltaCom.


SECTION 3. COMPENSATION

3.01 The following compensation shall be retained by the billing company for the billing of ICS messages and services:

                                                                Rate Per Message
                                                                ----------------

      1)   Calls originated and billed in Florida or originated
           and billed in North Carolina                                  $0.0666

      2)   Calls originated in any of the states within BellSouth
           region and billed in that same state                            $0.05

      3)   Calls originated in a state within BellSouth's
           region and billed in another state or originated
           in another state and billed in a state within
           BellSouth's region                                              $0.05

      4)   Calls originated in a state within BellSouth's
           region and billed outside the conterminous
           United States                                                   $0.16

                                ATTACHMENT C-13

               Unbundled Products and Services and New Services

Service:       Non-Sent Paid Report System (NSPRS)

Description:   NSPRS includes: (1) a mechanized report system that provides to the BellSouth CMDS hosted companies within the BellSouth Region information regarding Non-Sent Paid message and revenue occurring on calls originated and billed within the BellSouth region; (2) distribution of Bellcore produced Credit Card and Third Number
               System (CATS) reports and administration of associated elements;
               (3) distribution of Bellcore produced non-conterminous CATS reports and administration of associated settlements. Subject to the terms hereof and execution of a services agreement substantially in the form attached to Attachment C-12, BellSouth agrees to provide NSPRS services for DeltaCom.

State(s):      All

-------------------------------------------------------------------------------
                             Billing and Collections                Applied
     Rate Elements           Fee Retained by Billing                  Per
                                       Co.
-------------------------------------------------------------------------------
NSPRS intrastate FL and NC           $0.066                         message
                                                                 1X
-------------------------------------------------------------------------------
NSPRS intrastate all other           $0.05                          message
BellSouth states
-------------------------------------------------------------------------------
NSPRS CATS                           $0.05                          message

-------------------------------------------------------------------------------
NSPRS non-conterminous               $0.16                          message

-------------------------------------------------------------------------------

                                 ATTACHMENT D

               SERVICE PROVIDER NUMBER PORTABILITY-REMOTE (RCF)

                                 INTERIM COSTS

                                       Monthly               Nonrecurring
                                        Rate                    Charge
                                       -------               ------------
          Per Number Ported
             - Resident/6 paths        $1.15                       --
             - Business/10 paths       $2.25                       --

          Each Additional Path         $0.50                       --

          Per Order,
             per end user location       --                       None

                                 ATTACHMENT E

Service:       Service Provider Number Portability - Direct Inward Dialed (DID)*

Description:   Service Provider Number Portability (SPNP) is an interim service arrangement provided by BellSouth to ALECs where by an end user, who switches subscription to local exchange service from BellSouth to an ALEC is permitted to retain use of the existing
               BellSouth assigned telephone number provided that the end user remains at the same location.

               SPNP-DID provides trunk side access to BellSouth end office switched for direct inward dialing to ALEC premises from the telecommunications network directly to lines associated with ALEC switching equipment.

Interim Rates:
State(s)                           Alabama                                          Florida
==================================================================================================================================
                                    Monthly     Applied      Non-      Applied       Monthly    Applied      Non-       Applied
     Rate Elements                 Recurring      For      Recurring     For        Recurring     Per      Recurring      For
==================================================================================================================================
Per Number Ported-Business            $0.01     each           $1.00   each             $0.01   each           $1.00    each
Per Number Ported-Residence           $0.01     each           $1.00   each             $0.01   each           $1.00    each
Per Order                                --     --            $25.00   end user            --   --            $25.00    end user
                                         --     --                --   location            --   --                --    location
SPNP-DID Trunk Termination           $13.00     trunk        $160.00   trunk-init.     $15.00   trunk        $170.00    trunk-init.
                                                              $80.00   trunk-sub                              $86.00    trunk-sub
DS1 Local Channel**                 $133.81     LC           $866.97   LC-First       $133.81   LC           $866.97    LC-First
                                         --     --           $486.83   LC-Add'l            --   --           $486.83    LC-Add'l
DS1 Dedicated Transport**            $23.50     per mile          --   --              $16.75   per mile          --    --
                                     $90.00     fac. term.   $100.49   fac. term.      $59.75   fac. term.   $100.49    fac. term.
==================================================================================================================================

* Rates are displayed at the DS1-1.544 Mbps level. For rates and charges applicable to other arrangement levels refer to Section E6 of BellSouth Telecommunications, Inc.'s Intrastate Access Tariff.

** May not be required if the CLEC is collocated at the ported number end office.

State(s)                            Georgia                                          Kentucky
====================================================================================================================================
                                     Monthly      Applied       Non-      Applied     Monthly     Applied       Non-      Applied
   Rate Elements                    Recurring       For      Recurring      For      Recurring      Per      Recurring       For
====================================================================================================================================
Per Number Ported-Business              $0.01     each           $1.00    each           $0.01    each           $1.00    each
Per Number Ported-Residence             $0.01     each           $1.00    each           $0.01    each           $1.00    each

Per Order                                  --     --            $25.00    end user          --    --            $25.00    end user
                                           --     --                --    location          --    --                --    location

SPNP-DID Trunk Termination             $14.00    trunk         $165.00    trunk-init    $13.00    trunk        $150.00    trunk-init
                                                                $83.00    trunk-sub                             $80.00    trunk-sub

DS1 Local Channel                     $133.81     LC           $866.97    LC-First     $133.81    LC           $866.97    LC-First
                                           --     --           $486.83    LC-Add'l          --    --           $486.83    LC-Add'l

DS1 Dedicated Transport                $23.50     per mile          --    --            $23.50    per mile          --    --
                                       $90.00     fac. term.   $100.49    fac. term.    $90.00    fac. term.   $100.49    fac. term.
====================================================================================================================================

State(s)                            Louisiana                                        Mississippi
====================================================================================================================================
                                     Monthly      Applied       Non-      Applied     Monthly     Applied       Non-      Applied
   Rate Elements                    Recurring       For      Recurring      For      Recurring      Per      Recurring       For
====================================================================================================================================
Per Number Ported-Business              $0.01     each           $1.00    each           $0.01    each           $1.00    each
Per Number Ported-Residence             $0.01     each           $1.00    each           $0.01    each           $1.00    each

Per Order                                  --     --            $25.00    end user          --    --            $25.00    end user
                                           --     --                --    location          --    --                --    location

SPNP-DID Trunk Termination             $13.00    trunk         $170.00    trunk-init    $13.00    trunk        $150.00    trunk-init
                                                                $86.00    trunk-sub                             $80.00    trunk-sub

DS1 Local Channel                     $133.81     LC           $866.97    LC-First     $133.81    LC           $866.97    LC-First
                                           --     --           $486.83    LC-Add'l          --    --           $486.83    LC-Add'l

DS1 Dedicated Transport                $16.75     per mile          --    --            $23.50    per mile          --    --
                                       $59.75     fac. term.   $100.49    fac. term.    $90.00    fac. term.   $100.49    fac. term.
====================================================================================================================================


State(s):                         North                                           South
                                  Carolina                                        Carolina
====================================================================================================================================
                                   Monthly      Applied     Non-       Applied     Monthly     Applied       Non-       Applied
       Rate Elements              Recurring       For     Recurring      For      Recurring       Per      Recurring      For
====================================================================================================================================
Per Number Ported-Business             $XXX     each           $XXX    each           $0.01    each            $1.00    each
Per Number Ported-Residence            $XXX     each           $XXX    each           $0.01    each            $1.00    each

Per Order                                --     --             $XXX    end user          --    --             $25.00    end user
                                         --     --               --    location          --    --                 --    location

SPNP-DID Trunk Termination             $XXX     trunk          $XXX    trunk-init.   $13.00    trunk         $164.00    trunk-init.
                                       $XXX     trunk-sub                                                     $81.00    trunk-sub.

DS1 Local Channel                      $XXX     LC             $XXX    LC-First     $133.81    LC            $866.97    LC-First
                                         --     --             $XXX    LC-Add'l          --    --            $486.83    LC-Add'l

DS1 Dedicated Transport                $XXX     per mile         --    --            $23.50    per mile           --    --
                                       $XXX     fac. term.     $XXX    fac. term.    $90.00    fac. term     $100.49    fac. term.
====================================================================================================================================



State(s):                         Tennessee
==================================================================================
                                   Monthly      Applied     Non-       Applied
       Rate Elements              Recurring       For     Recurring      For
==================================================================================
Per Number Ported-Business            $0.01     each          $1.00    each
Per Number Ported-Residence           $0.01     each          $1.00    each

Per Order                                --     --           $25.00    end user
                                         --     --               --    location

SPNP-DID Trunk Termination           $13.00     trunk       $164.00    trunk-init.
                                                             $83.00    trunk-sub.

DS1 Local Channel                   $133.81     LC          $866.97    LC-First
                                         --     --          $486.83    LC-Add'l

DS1 Dedicated Transport              $23.50     per mile         --    --
                                     $90.00     fac. term.  $100.49    fac. term.
==================================================================================


                                 ATTACHMENT F

                        BLANKET AGENCY AGREEMENT LETTER

     I am an official of American Communications Services, Inc. ("DeltaCom") and am authorized to commit my company to the conditions stated herein:

     1. DeltaCom will not submit any requests or inquiries for Resale or Facility Based local service provisioning under Blanket Agency Agreement procedures to BellSouth for which it does not have proper authorization from the End User upon whose behalf service is offered.

     2. DeltaCom will instruct its End Users to deal directly with DeltaCom on all inquiries concerning the Local Service. This may include, but is not limited to, billing, repair, directory listings, and number portability.

     3. DeltaCom is authorized to release all information regarding the End User's local service to BellSouth.

     4. In the event that an End User successfully challenges action taken by BellSouth as a result of the above mentioned service request, DeltaCom will indemnify and hold harmless BellSouth for any reasonable damages or losses, resulting from DeltaCom's preparation and submission of service requests for which it did not have proper End User authorization.

     5. In the event that an End User successfully challenges billing which resulted from local service requests submitted to BellSouth by DeltaCom under this Blanket Agency Agreement, then DeltaCom will indemnify and hold harmless BellSouth for any reasonable damages, losses, and costs, if any, arising from BellSouth provisioning and maintenance of the End User's local service due to errors in the ordering of said service by DeltaCom.

     6. In the event that an End User disputes actions taken by DeltaCom as a result of a submission by DeltaCom of a service request for disconnection or termination of a previously submitted local service request for which it did not have proper End User authorization, then DeltaCom will indemnify and hold harmless BellSouth for any reasonable damages, losses, and costs, if any, resulting from said dispute.

     7. This Agreement shall continue in effect unless cancelled by prior written notice by DeltaCom or BellSouth thirty (30) days' prior to the effective date of cancellation. Cancellation shall not release or limit any matters occurring prior to the cancellation of this Blanket Agency Agreement.

                                    - 16 -